Exhibit 10.1

EXECUTION

AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT

(MARATHON PATENT GROUP, INC.)

DATED AS OF JANUARY 10, 2017

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		2
1.1.	Certain Defined Terms	2
1.2.	Other Interpretative Provisions	2

ARTICLE II CLOSING AND TERMS OF THE REVENUE STREAM AND THE NOTES		2
2.1.	The Revenue Stream	2
2.2.	The Securities	3
2.3.	Purchase Price Allocation	4
2.4.	Interest on the Notes	4
2.5.	Fees	5
2.6.	Payment of the Notes	5
2.7.	The Warrants	6
2.8.	Monetization Revenues	6
2.9.	Taxes	6
2.10.	Manner and Time of Payment	7
2.11.	Patent License	7

ARTICLE III CONDITIONS PRECEDENT		8
3.1.	Conditions to Closing	8
3.2.	Conditions to Subsequent Issuances of Notes and Increases in Revenue Stream Basis	10

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY		11
4.1.	Organization and Business	11
4.2.	Qualification	12
4.3.	Operations in Conformity with Law, etc.	12
4.4.	Authorization and Non-Contravention	12
4.5.	Intellectual Property	12
4.6.	Material Agreements	13
4.7.	Margin Regulations	13
4.8.	Investment Company Act	13
4.9.	USA PATRIOT Act, FCPA and OFAC	13
4.10.	No Default	14
4.11.	Binding Effect	14
4.12.	Disclosure	14
4.13.	Post-Closing Obligations	14

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND COLLATERAL AGENT		14
5.1.	Authority	14
5.2.	Binding Effect	15
5.3.	Investment Intent	15
5.4.	Experience of the Purchaser	15
5.5.	Access to Information	15

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5.6.	Reliance on Exemptions	15

ARTICLE VI COVENANTS		15
6.1.	Taxes and Other Charges	16
6.2.	Conduct of Monetization Activities	16
6.3.	Maintenance of Existence	16
6.4.	Compliance with Legal Requirements	16
6.5.	Notices; Reports	16
6.6.	Information Rights	17
6.7.	Indebtedness	18
6.8.	Liens	19
6.9.	Management of Patents and Patent Licenses	19
6.10.	Minimum Liquidity	21
6.11.	Cash Collateral Account	21
6.12.	Further Assurances	21
6.13.	Confidentiality	22
6.14.	Use of Proceeds	23
6.15.	Restricted Payments	23

ARTICLE VII EVENTS OF DEFAULT		23
7.1.	Events of Default	23
7.2.	Remedies Following an Event of Default	25
7.3.	Annulment of Defaults	27
7.4.	Waivers	27

ARTICLE VIII COLLATERAL AGENT		27
8.1.	Appointment of Collateral Agent	27
8.2.	Collateral	28
8.3.	Collateral Agent’s Resignation	28
8.4.	Concerning the Collateral Agent	28

ARTICLE IX GENERAL PROVISIONS		29
9.1.	Expenses	29
9.2.	Indemnity	30
9.3.	Notices	31
9.4.	Amendments, Consents, Waivers, etc.	31
9.5.	No Strict Construction	32
9.6.	Certain Acknowledgments	32
9.7.	Venue; Service of Process; Certain Waivers	32
9.8.	WAIVER OF JURY TRIAL	33
9.9.	Interpretation; Governing Law; etc.	33
9.10.	Successors and Assigns	33
9.11.	Tax Treatment	34
9.12.	Non-Recourse to Non-Parties	35
9.13.	Transitional Arrangements	36
9.14.	Ratification and Reaffirmation	36
9.15.	Note Obligations on the Amendment Effective Date	36

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9.16.	Release	37

APPENDICES, SCHEDULES AND EXHIBITS

Appendix I	Definitions

Schedule 2.1	Purchasers/Securities
Schedule 2.10	Wire Transfer Instructions
Schedule 4.1	Company Organization
Schedule 4.4	Required Consents
Schedule 4.5	Existing Licenses
Schedule 4.6	Patent Agreements
Schedule 6.7	Existing Indebtedness
Schedule 6.8	Existing Liens
Schedule 6.12	Post Closing Actions
Schedule 6.12.5	Post-Closing Obligations (Post-Amendment Effective Date Obligations)
Schedule 9.3	Notices
Schedule I(a)	Patents
Schedule 1(b)	Third Party Agreements Related to Monetization Expenses

Exhibit A	Form of Notes
Exhibit B	Intentionally Omitted
Exhibit C	Intentionally Omitted
Exhibit D	Form of Certificate (Payments to Cash Collateral Account)
Exhibit E	Form of Assignment and Acceptance Agreement
Exhibit F	Form of Patent License Agreement
Exhibit G	Intentionally Omitted
Exhibit H	Intentionally Omitted
Exhibit I	Form of Warrant

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AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT

This AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of January 10, 2017 (the “Amendment Effective Date”) by and among Marathon Patent Group, Inc. (“Issuer”) and certain of its subsidiaries (such Subsidiaries, together with any future guarantor subsidiaries, the “Guarantors” and the Issuer and its Subsidiaries collectively the “Company”), DBD Credit Funding LLC as collateral agent (the “Collateral Agent”), and each Person listed as a “Purchaser” on Schedule 2.1 (together with their successors and assigns, the “Purchasers”).

RECITALS

WHEREAS, the Company, the Collateral Agent and certain Purchasers entered into that certain Revenue Sharing and Securities Purchase Agreement, dated as of January 29, 2015 (such date, the “Closing Date”; and such agreement, the “Original Agreement”), pursuant to which the Purchasers acquired from the Issuer (i) $20,000,000 in aggregate original principal amount of Notes, of which an aggregate principal amount of $15,620,758.75 remains outstanding as of the Amendment Effective Date prior to giving effect to the application of approximately $4,500,000 that is currently held in the Cash Collateral Account, (ii) an interest in the Company’s revenues from certain activities, and (iii) warrants for the purchase of 100,000 shares (subject to adjustment in accordance with the terms of such warrants) of the Issuer’s common stock, in each case of clauses (i), (ii) and (iii), on the terms specified in the Original Agreement; and

WHEREAS, the Company, the Collateral Agent and the Purchasers desire to amend and restate the Original Agreement as herein provided such that (i) on the Amendment Effective Date, the Purchasers wish to acquire, and the Issuer has agreed to issue and sell to Purchasers, (x) $4,500,000 in aggregate original principal amount of Notes (provided, that the proceeds of such Notes will be “net funded” out so that the cash held in the Cash Collateral Account will be deemed to be applied to the repayment of the currently outstanding Notes and then utilized for the acquisition of Notes on the Amendment Effective Date) and (y) additional warrants for the purchase of 187,500 shares (subject to adjustment in accordance with the terms of such warrants) of the Issuer’s common stock (such warrants, together with the warrants issued under the Original Agreement on the Closing Date, the “Warrants”; and the Warrants together with the Notes, the “Securities”) in the form of Exhibit I hereto, in each case, subject to the terms of this Agreement; and (ii) following the Amendment Effective Date, the Purchasers may, in their sole discretion, acquire, and the Issuer may issue and sell to the Purchasers, additional Notes subject to the terms and conditions set forth herein for such Notes;

NOW THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
DEFINITIONS

1.1.         Certain Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Appendix I.

1.2.         Other Interpretative Provisions.  Unless otherwise specified, all references to “$”, “cash”, “dollars” or similar references shall mean U.S. dollars, paid in cash or other immediately available funds. The definitions set forth in this Agreement are equally applicable to both the singular and plural forms of the terms defined.  The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references to time of day herein are references to New York, New York time (daylight or standard, as applicable) unless otherwise specifically provided.  Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement. References in this Agreement to an Appendix, Exhibit, Schedule, Article, Section, clause or subclause refer (A) to the appropriate Appendix, Exhibit or Schedule to, or Article, Section, clause or subclause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Document in which such reference appears. The term “including” is by way of example and not limitation. The word “or” is not exclusive. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. All references to any Person shall be constructed to include such Person’s successors and assigns (subject to any restriction on assignment set forth herein). Unless otherwise expressly provided herein, references to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

ARTICLE II
CLOSING AND TERMS OF THE REVENUE STREAM AND THE NOTES

2.1.         The Revenue Stream.

2.1.1.      Purchase of the Revenue Stream.  On the Closing Date, subject to the satisfaction of the conditions set forth in Section 3.1 of the Original Agreement, the Company granted, and the Purchasers acquired the Revenue Stream.  The purchase price and the Revenue Stream Basis of the Revenue Stream acquired on the Closing Date was each equal to $750,000 and, after giving effect to the issuance of Notes in the original principal amount of $5,000,000 after the Closing Date which increased the Revenue Stream Basis by $250,000, and the issuance of Notes in the original principal amount of $4,500,000 on the Amendment Effective Date which increased the Revenue Stream Basis by a further $225,000, the Revenue Stream Basis has been increased to $1,225,000 after giving effect to the issuance of Notes on the Amendment Effective Date.

2.1.2.      Subsequent Fundings.  From time to time following the Amendment Effective Date, and subject to the conditions set forth in Section 2.2.3, Section 2.2.4 and Section 3.2, issuances of Notes, if any, shall be accompanied by additional rights to the Company’s Monetization Revenues that shall increase the economics of the Revenue Stream as specified pursuant to the terms hereof.  Amounts representing the purchase price of any such subsequently issued Notes and rights shall be allocated pursuant to the rules of Treas. Reg. section 1.1273-2(h), provided that such allocation shall be reasonably acceptable to the Issuer and the Purchasers.  Irrespective of such allocation, such subsequent acquisitions of rights to the Company’s Monetization Revenues shall increase the Revenue Stream Basis by an amount equal to 5% of the total amount funded with respect to the Notes and Revenue Stream on such subsequent issue date (calculated prior to taking into account any Structuring Fee payable in connection with such funding).

2.1.3.      Payments to Purchasers.  Following the Company’s payment in full of the Notes (other than any NBR Notes), the Company shall pay to the Purchasers their proportionate share, in accordance with Schedule 2.1, of the Revenue Stream; provided that, in accordance with Section 6.11, each Company shall instruct any payors to deposit Monetization Revenues, directly into the Cash Collateral Account.  Disbursements from the Cash Collateral Account shall be made in accordance with Section 6.11 to satisfy any amount due to the Collateral Agent or the Purchasers hereunder and, to the extent of any excess, released to the Company.  For the avoidance of doubt, prior to the payment in full of the Notes (other than the NBR Notes), all Monetization Net Revenues shall be applied to the payment of principal, interest and any applicable premiums or fees on such Notes or payments owed pursuant to Sections 9.1(ii)-(iv) or 9.2 and shall not be applied to the satisfaction of the Purchasers’ rights with respect to the Revenue Stream.

2.2.         The Securities.

2.2.1.      Authorization of Securities.  The Issuer has authorized the issuance and sale of (i) Notes in an aggregate original principal amount of up to $42,000,000 and (ii) the Warrants, in each case, on the terms and conditions set forth herein.

2.2.2.      Amendment Effective Date Issuances.  Subject to the terms and conditions of this Agreement (including the satisfaction of the conditions set forth in Section 3.1), and on the basis of the representations and warranties set forth herein, the Issuer agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase in the respective amounts set forth on Schedule 2.1 and for the purchase prices set forth thereon, (x) additional Notes in an aggregate original principal amount of $4,500,000, (y) the additional Warrants and (z) the increase in the Revenue Stream as set forth on Schedule 2.1.

2.2.3.      Prospective Additional Issuances.  It is contemplated that the Issuer may following the Amendment Effective Date subsequently request that the Purchasers acquire, and that the Purchasers may subsequently agree to acquire, in their sole discretion, and on terms and conditions to be agreed, additional Notes (other than the NBR Notes) and additional rights in the Revenue Stream in connection therewith. If the Issuer shall make such request, and if the Purchasers agree, in their sole discretion, to provide such additional funding to the Issuer, this Agreement shall be amended to the extent necessary in a manner satisfactory to the Company and the Purchasers to reflect the economic and other terms and conditions of such additional funding, which terms and conditions shall be satisfactory to the Company and the Purchasers.   As of the Amendment Effective Date, the Purchasers anticipate (i) potential additional issuances under this Section 2.2.3 being in an original aggregate principal amount of not more than $7,500,000, of which not more than $3,750,000 shall be made available during the period following the Amendment Effective Date and on or prior to June 30, 2017 and of which not more than $3,750,000 shall be made available during the period following June 30, 2017 and on or prior to December 31, 2017 and (ii) no more than two such issuances shall occur hereunder.

2.2.4.      NBR Notes.  It is contemplated that the Issuer may following the Amendment Effective Date subsequently request that the Purchasers acquire, and that the Purchasers may subsequently agree to acquire, in their sole discretion, and on terms and conditions to be agreed, NBR Notes and additional rights in the Revenue Stream in connection therewith, against future licensing revenue streams pursuant to one or more Net Bookings Financing Agreements with the Company (each such financing arrangement a “Net Bookings Financing”), provided that no more than one (1) such Net Bookings Financing may be entered into in any calendar month and such NBR Notes issued in connection with such Net Bookings Financings shall be in an original aggregate principal amount not greater than the applicable Borrowing Base.  If the Issuer shall make such request, and if the Purchasers agree, in their sole discretion, to provide such additional funding to the Issuer, this Agreement shall be amended to the extent necessary in a manner satisfactory to the Company and the Purchasers to reflect the economic and other terms and conditions of such additional funding, which terms and conditions shall be satisfactory to the Company and the Purchasers.

2.3.         Purchase Price Allocation.  The Issuer and the Purchasers agree that, for purposes of Sections 305 and 1271 through 1275 of the Code or any other jurisdiction, the aggregate original purchase price of the Notes and Revenue Stream and of the Warrants shall be allocated as set forth on Schedule 2.1 hereto, and that such allocation shall be appropriately used by the Issuer and each Purchaser for income tax reporting purposes.

2.4.         Interest on the Notes.  The unpaid principal amount of the Notes (including any PIK Interest) shall bear cash interest at a rate equal to LIBOR plus 9.75% per annum; provided, that in the event that there occurs and is continuing an Event of Default on account of a failure by the Company to timely complete the actions specified in Section 6.12.5 or Schedule 6.12.5 by the dates specified in such Sections then, without limiting any other rights and remedies of the Collateral Agent or the Purchasers, commencing on May 1, 2017, and on each November 1 and May 1 thereafter while such Event of Default continues, the interest rate on the Notes shall increase by an additional 2.00% per annum; provided further that upon and during the continuance of an Event of Default, the interest rate shall increase by an additional 2% per annum.  Interest on the Notes shall be paid on the last Business Day of each calendar month (the “Interest Payment Date”), starting with the calendar month ending February 2015.  Such interest shall be paid in cash except that 2.75% per annum of the interest due on each Interest Payment Date shall be paid-in-kind, by increasing the principal amount of the Notes by the amount of such interest, effective as of the applicable Interest Payment Date (“PIK Interest”).  PIK Interest shall be treated as principal of the Note disbursed as of the date so capitalized for all purposes of interest accrual or the calculation of any prepayment premium.

2.5.         Fees.  Upon each issuance of Notes, the Issuer shall pay to the Purchasers a structuring fee equal to 2.0% of the original principal amount of such Notes (the “Structuring Fee”), which fee shall be netted out of the funding on the date of such issuance.

2.6.         Payment of the Notes.

2.6.1.      Payment at Maturity.  The principal of the Notes and all unpaid interest thereon or other amounts owing hereunder shall be paid in full in cash on July 10, 2020 (the “Maturity Date”), provided that solely with respect to (i) any Notes (other than the NBR Notes), the Maturity Date shall be the 42 month anniversary of such issuance and (ii) any NBR, the Maturity Date shall be the 42 month anniversary of such issuance of such NBR Notes.

2.6.2.      Optional Prepayments.  The Notes may be prepaid from time to time, in whole or in part, at the option of the Issuer without penalty or premium.

2.6.3.      Amortization.  Commencing on December 30, 2017, the Company shall make monthly amortization payments on the Notes (other than the NBR Notes) each in a principal amount equal to the amount which, calculated based on the principal amount outstanding as of such payment date (and re-calculated monthly to the extent necessary), would result in the Company’s making equal monthly payments of principal on such Notes from such date through the Maturity Date.

2.6.4.      Mandatory Prepayments.  Upon receipt of any Monetization Revenues, the Company or the Collateral Agent, as the case may be, shall apply 35% of the related Monetization Net Revenues to the payment of accrued and unpaid interest on, and then to repay outstanding principal of, and any fees with respect to, the Notes (other than any NBR Notes) until all Note Obligations arising with respect to such Notes have been paid in full in cash, provided that upon receipt of any Monetization Revenues relating to any Net Bookings Financings Agreement, the Company or the Collateral Agent, as the case may be, shall apply 100% of such Monetization Revenues to repay outstanding principal amount of, and any fees, with respect to, the related NBR Notes until all Note Obligations arising with respect to such related NBR Notes have been paid in full in cash.  Payments by the Company on the Notes shall be made monthly on the last  Business Day of each month with respect to Monetization Revenues received through the last Business Day of the prior month.

2.6.5.      Application of Payments.  Payments on the Notes shall be applied in the following order: first to any then outstanding expenses or other amounts owing pursuant to Article 9; second, to accrued and unpaid interest (excluding PIK Interest); and third to principal (including PIK Interest), with payments to principal allocated to the Notes so as to first repay Notes with the least amount of unamortized original issue discount. Prepayments of the Notes (other than in respect of the NBR Notes) (whether mandatory or optional) shall reduce amortization payments, pro rata.

2.7.         The Warrants.  The Purchase Price of the Warrants issued by the Issuer to the Purchasers on the Closing Date is set forth on Schedule 2.1.  On the Amendment Effective Date, subject to the satisfaction of the conditions set forth in Section 3.1, and in consideration of the Issuer’s receipt of the Warrant purchase price set forth on Schedule 2.1 with respect to such additional Warrants, the Issuer hereby issues and sells, and the Purchasers hereby purchase, additional Warrants as provided above.

2.8.         Monetization Revenues.  All Monetization Revenues received by the Issuer and any Subsidiary or deposited in the Cash Collateral Account shall be applied so that 35% of Monetization Net Revenues are applied to the Note Obligations (other than Note Obligations arising in respect of the NBR Notes) until paid in full in cash; provided, that 100% of Monetization Net Revenues received since the last Business Day of the preceding month shall be applied to pay any past due Note Obligations, including in the event of acceleration of such Notes. Following payment in full in cash of the Note Obligations (other than Note Obligations arising in respect of any NBR Notes), twenty-five percent (25%) of the Monetization Net Revenues received shall be paid to the Purchasers for application to the Revenue Stream, in accordance with Section 2.1.2 and Schedule 2.1, until fully satisfied; provided that, subject to Section 7.2.3, in the event of an acceleration of the Revenue Stream, 100% of the Monetization Net Revenues received since the last Business Day of the preceding month shall be applied to pay the remaining balance of the Revenue Stream.  The Company, after payment in full of the Note Obligations (other than Note Obligations arising in respect of any NBR Notes), may prepay any or all of the remaining balance of the Revenue Stream.

2.9.         Taxes.   Any and all payments by the Issuer or any Guarantor with respect to any Note Obligations shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings in any such case imposed by the United States or any political subdivision thereof, excluding taxes imposed or based on the recipient Purchaser’s overall net income, and franchise or capital taxes imposed on it in lieu of net income taxes (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder being hereinafter referred to as “Taxes”).  Each Purchaser shall deliver to the Issuer any forms or documentation under applicable tax law that establish any available exemption from or reduction of any withholding taxes imposed on any payments on the Note Obligations under this Agreement.  If the Issuer or any Guarantor shall be required by law to deduct any Taxes from or in respect of any Note Obligations payable hereunder to any Purchaser (and such taxes are not attributable to the failure of a Purchaser to comply with its delivery obligations described in the preceding sentence), (i) the sum payable shall be increased as may be reasonably necessary so that after making all required deductions for taxes (including deductions for taxes applicable to additional sums payable under this Section 2.9) such Purchaser receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Issuer or such other payor shall make such deductions and (iii) the Issuer or such other payor shall remit the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.  Within 30 days after the date of any payment of such Taxes, the Issuer or other payor shall furnish to the Purchasers the original or certified copy of a receipt evidencing payment thereof. Notwithstanding the foregoing, for purposes of this Section 2.9, “Taxes” shall not include any withholding taxes imposed on amounts payable under this Agreement as of the date that the applicable Purchaser becomes a party hereto, and accordingly in no event shall the Issuer or any Guarantor be required to pay any additional amounts in respects of withholding taxes imputed on amounts payable to such Purchasers as of the Closing Date, unless such amounts are payable under the succeeding sentences of this Section 2.9.  Notwithstanding and in addition to the foregoing, if and to the extent that any taxes, levies, imposts, deductions, charges or withholdings are imposed either by any foreign jurisdiction, instrumentality or administrative body or by the United States or any political subdivision thereof, on the basis that either the applicable payor (e.g., the Issuer, any Guarantor or other entity that receives Monetization Revenues) or that the source of any payment is located or derived from outside of the United States, all payments to the Purchasers hereunder, including with respect to the Revenue Stream, shall be made free and clear of, and without deduction or withholding for any such tax, levy, impost, deduction, charge or withholding. Each Purchaser shall deliver to the Issuer on the Issuer’s specific request any forms or documentation under applicable tax law that establish any available exemption from or reduction of any withholding taxes imposed on any payments on the Obligations under the preceding sentence; and if the Issuer or any Guarantor shall be required by law to deduct any amounts from or in respect of any Obligations payable under the preceding sentence to any Purchaser (and such taxes are not attributable to the failure of a Purchaser to comply with its delivery obligations described in the preceding sentence, following the Issuer’s request for any such form or documentation), (i) the sum payable shall be increased as may be reasonably necessary so that after making all required deductions for such amounts (including deductions for taxes applicable to additional sums payable under this Section 2.9) such Purchaser receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Issuer or such other payor shall make such deductions and (iii) the Issuer or such other payor shall remit the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law; and within 30 days after the date of any payment of such amounts, the Issuer or other payor shall furnish to the Purchasers the original or certified copy of a receipt evidencing payment thereof.

2.10.                     Manner and Time of Payment.  All payments to the Purchasers shall be made by wire transfer or other same day funds, without set off, not later than 5:00 p.m. (Pacific Time) on the day such payment is due, in accordance with the payment instructions set forth on Schedule 2.10.

2.11.                     Patent License.  Effective as of the Closing Date, the Company shall grant to the Collateral Agent, for the benefit of the Secured Parties, a non-exclusive, royalty free, license (including the right to grant sublicenses) with respect to the Patents, which shall be evidenced by, and reflected in, the Patent License Agreement.  The Collateral Agent and the Secured Parties agree that the Collateral Agent shall only be entitled to use such license following the occurrence of any Event of Default.

ARTICLE III
CONDITIONS PRECEDENT

3.1.                            Conditions to Closing.  The obligation of each Purchaser to purchase additional Notes hereunder and additional Warrants, in each case, on the Amendment Effective Date is subject to the satisfaction of the conditions set forth in this Section 3.1:

3.1.1.                  Deliveries.  The Company (and each of its Subsidiaries, as applicable) shall have delivered to each Purchaser and the Collateral Agent fully executed (where applicable) copies of the following:

3.1.1.1.                  this Agreement;

3.1.1.2.                  the additional Notes;

3.1.1.3.                  the Patent License Agreement;

3.1.1.4.                  the additional Warrants;

3.1.1.5.                  [reserved];

3.1.1.6.                  a revised Schedule 4.5 to the Security Agreement (which such Schedule shall replace the existing Schedule 4.5 therein as of the Amendment Effective Date);

3.1.1.7.                  (i) a copy of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or other constitutive document, including all amendments thereto, of the Issuer and each Guarantor, certified as of a recent date by the Secretary of State of the state of its organization and a certificate as to the good standing of the Company as of a recent date, from such Secretary of State (or, in each case, a comparable governmental official, if available); (ii) a certificate of the Secretary or Assistant Secretary of the applicable entity, dated the Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws and any limited liability company agreement of the entity as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers of the entity authorizing the execution, delivery and performance of the Documents, and that such resolutions and consents have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Issuer or the applicable Guarantor have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other Document on behalf of the entity; and (iii) to the extent available, a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

3.1.1.8.                  an opinion of counsel for the Issuer and each Guarantor addressed to the Collateral Agent and each other party hereto in customary form and otherwise in form and substance reasonably satisfactory to the Collateral Agent;

3.1.1.9.                  an officer’s certificate from an Authorized Officer of the Issuer and each Guarantor certifying that the condition set forth in Section 3.1.2 has been satisfied;

3.1.1.10.           consents from the counterparties to the Contractual Obligations reflected on Schedule 4.4 shall have been obtained in form and substance satisfactory to the Purchasers; and

3.1.1.11.           all documentation and other information about the Company requested by the Purchasers or the Collateral Agent under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

3.1.2.                  Representations and Warranties; No Default.  The representations and warranties contained in this Agreement and the other Documents shall be true and correct in all material respects, and there shall exist no Default or Event of Default, including after giving effect to the transactions contemplated herein.

3.1.3.                  Fees and Expenses.  A Structuring Fee in the amount of $90,000 (such being 2% of the principal amount of the Notes to be issued on the Amendment Effective Date), and the expenses of the Purchasers and the Collateral Agent invoiced as of the Closing Date and payable hereunder, shall have been paid in full, in cash.

3.1.4.                  Due Diligence.  The Purchasers shall have completed their due diligence, and shall be satisfied with the results thereof, in their sole judgment.

3.1.5.                  Senior Lien.  The Purchasers shall be satisfied that, after giving effect to the Collateral Documents, and to the making of any filings contemplated thereby, the Collateral Agent will have a first priority perfected lien in the Patents and all other material assets of the Issuer and each Guarantor to the extent that such perfection of a lien in the Patents can be effected through filings in the United States, subject to only to the existing Liens set forth on Schedule 6.8.

3.1.6.                  Control of Cash Collateral Account.  Concurrently with the Amendment Effective Date, the Collateral Agent shall have sole control over the Cash Collateral Account, and the Company shall not have any rights to withdrawal or otherwise control the Cash Collateral Account.  Immediately prior to the Amendment Effective Date, the Collateral Agent shall have received confirmation from the Bank that the Collateral Agent’s notice of exclusive control over the Cash Collateral Account has been received and is effective.

3.1.7.                  Cash in the Cash Collateral Account.  The Cash Collateral Account shall hold not less than $4,500,000 in cash immediately prior to the Amendment Effective

Date, and concurrently with the effectiveness of the Amendment Effective Date, the Collateral Agent shall have received evidence satisfactory to the Collateral Agent that the Cash Collateral Account then maintains $4,500,000 in cash.  Immediately after the effectiveness of this Agreement, the Collateral Agent shall release to the Issuer $4,500,000 net of all obligations then due and owing to Fortress (including, without limitation, the Structuring Fee and fees and expenses incurred in connection with the negotiation and execution of this Agreement and the other Documents on the Amendment Effective Date, including fees and expenses of counsel to the Collateral Agent).

3.2.                            Conditions to Subsequent Issuances of Notes and Increases in Revenue Stream Basis.  Should the Purchasers, in their sole discretion, agree to acquire any Notes after the Amendment Effective Date and additional rights in Monetization Revenues following the Amendment Effective Date, the Issuer shall satisfy the following conditions (to be confirmed by delivery of an officer’s certificate or other evidence acceptable to the Purchasers) and such other conditions requested by the Purchasers, in their sole discretion:

3.2.1.                  Notice.  The Issuer shall provide not less than 10 Business Days prior written notice of such request, which in the case of the issuance of any NBR Notes, shall include the name of the potential Target, which Target shall be acceptable to the Collateral Agent in its sole discretion, the Issuer’s good faith determination of the Monetization Revenue to be derived from such Target for the Net Bookings Period and the proposed date of such issuance.

3.2.2.                  Representations and Warranties; No Default. As of the date of the issuance of such Notes, the representations and warranties of the Company contained in this Agreement or any other Document shall be true and correct in all material respects on and as of such date and there shall exist no Default or Event of Default;

3.2.3.                  Fees and Expenses.  A Structuring Fee in the amount of 2.0% of the principal amount of the Notes issued on that date, and the unpaid expenses of the Purchasers and the Collateral Agent invoiced as of the date of funding such Notes and payable hereunder, shall have been paid in full, in cash.

3.2.4.                  Officers Certificate.  An officer’s certificate from an Authorized Officer of the Issuer certifying that the conditions set forth in Section 3.2.2 has been satisfied.

3.2.5.                  Post Closing Actions.  The Issuer shall have demonstrated to the satisfaction of the Purchasers that the actions specified in Section 6.12.1, Section 6.12.4 and Section 6.12.5 have been completed.

3.2.6.                  Other Actions.  The Company (and each of its Subsidiaries, as applicable) shall have delivered to each Purchaser and the Collateral Agent fully executed (where applicable) such other documents and instruments as the Collateral Agent requires, including, without limitation, the documentation described in Section 3.1.1.6 above and a customary legal opinion in form, scope and substance satisfactory to the Purchasers and the Collateral Agent.

3.2.7.                  NBR Notes.  Solely in connection with the issuance of any NBR Notes:

3.2.7.1.                  Requested Information.  The Issuer shall have delivered to the Collateral Agent and the Purchasers such additional information relating to the Target, the anticipated Monetization Revenue arising under the applicable Net Bookings Financings Agreement, the Net Bookings Financing Agreement or otherwise as requested by the Collateral Agent and the Purchasers and all such information shall be satisfactory to the Collateral Agent and the Purchasers.

3.2.7.2.                  Principal Amount.  The aggregate principal amount of such NBR Notes to be issued shall not exceed an amount equal to the applicable Borrowing Base, as determined by the Collateral Agent in its sole discretion.  In addition, the issuance of such NBR Notes shall not cause the aggregate original principal amount of all NBR Notes to be issued and previously issued, excluding PIK Interest, to exceed $7,500,000, of which not more than $3,750,000 shall be made available during the period following the Amendment Effective and on or prior to June 30, 2017 and of which not more than $3,750,000 shall be made available during the period following June 30, 2017 and on or prior to December 31, 2017

3.2.7.3.                  Net Bookings Financing Agreement.  The Issuer shall deliver to the Collateral Agent and the Purchasers an officer’s certificate signed by an Authorized Officer certifying to and attaching a true, correct and complete copy of a duly executed Net Bookings Financing Agreement (which shall be in form, scope and substance satisfactory to the Collateral Agent and the Purchasers in their respective sole discretion) between the Issuer and the Target, together with true, correct and complete copies of all documents executed and delivered in connection therewith.

3.2.7.4.                  Delivery of Documents.  The Company (and each of its Subsidiaries, as applicable) shall have delivered to each Purchaser and the Collateral Agent fully executed (where applicable) copies of the following:

(A)          the NBR Notes (in the form of Exhibit A hereto); and

(B)          a duly executed amendment to this Agreement in accordance with Section 2.2.3, to the extent applicable.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce the Purchasers to enter into this Agreement and purchase the additional Notes and the additional Warrants on the Amendment Effective Date and at any time following the Amendment Effective Date, the Company hereby represents and warrants to the Purchasers that:

4.1.                            Organization and Business.  The Company is (a) a duly organized and validly existing corporation or limited liability company, (b) in good standing under the laws of the jurisdiction of its incorporation or organization, and (c) has the power and authority, corporate or otherwise, necessary (i) to enter into and perform this Agreement and the Documents to which it is a party, and (ii) to carry on the business now conducted or proposed to be conducted by it.

Schedule 4.1 sets forth as of the Amendment Effective Date each entity in which any Company holds an interest, directly or indirectly, and sets forth the ownership of all equity securities of each Company and each such other entity (including joint venture, membership or partnership interests, and including convertible securities, options or warrants).  The entities identified on Schedule 4.1 as “Immaterial Subsidiaries” conduct no material operations, and own no material assets.

4.2.                            Qualification.  Each Company is duly and legally qualified to do business as a foreign corporation or limited liability company and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, other than where any such failure to be so licensed or qualified has no material impact on the Company’s operations or contemplated operations.

4.3.                            Operations in Conformity with Law, etc.  The operations of the Company as now conducted or proposed to be conducted are not in violation in any material respect of, nor is the Company in default in any material respect under, any Legal Requirement, other than where such non compliance is not likely to have a material impact on the Company’s operations or to result in any material liability.

4.4.                            Authorization and Non-Contravention.  Each Company has taken all corporate, limited liability or other action required to execute, deliver and perform this Agreement and each other Document. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect.  This Agreement and each other Document does not (i) contravene the terms of any of the Company’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation of the Company or its applicable Subsidiaries, except that certain consents and waivers are required under those Contractual Obligations set forth on Schedule 4.4 or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company is subject or (iii) violate any Legal Requirement.

4.5.                            Intellectual Property.  As of the Amendment Effective Date, subject solely to the licensing agreements set forth on Schedule 4.5 (the “Existing Licenses”) (true and complete copies of which have been delivered to the Purchasers to the extent requested by the Majority Purchasers), the Company shown on Schedule I(a) is the entire, valid, sole and exclusive beneficial and record owner of all right, title and interest to all of the Patents with good and marketable title free and clear of any and all Liens, charges and encumbrances, including, without limitation, that other than the Existing Licenses, there are no pledges, assignments, licenses, springing licenses, options, non-assertion agreements, earn-outs, monetization agreements, profit and revenue sharing arrangements, derivative interests, fee and recovery splitting agreements, registered user agreements, shop rights and covenants by the Company not to sue third persons, and the Company has the power to bring and sustain action and recover for past, present and future infringement without having to join any other third party and that no provision of any Existing License will materially restrict the ability of such Company to pursue

Monetization Activities. The applicable Company shown on Schedule I(a) is listed as record owner of all of the Patents and the recordings in the United States Patent and Trademark Office do not reflect any defects in chain-of-title or unreleased liens, except as reflected on said Schedule.  All of the Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and none of the Patents are at this time the subject to any challenge to their validity or enforceability, other than claims and defenses asserted in connection with the Company’s Monetization Activities and of which the Purchasers have been advised in writing, none of which are, in the Company’s judgment, likely to be resolved in a manner that would result in a Material Adverse Effect.  To the knowledge of the Company, the Patents are valid and enforceable.  The Company has no notice of any lawsuits, actions or opposition, cancellation, revocation, re-examination or reissue proceedings commenced or threatened with reference to any of the Patents, except as referenced above.

4.6.                            Material Agreements.  Schedule 4.6 sets forth each agreement relating to the purchase or other acquisition of any Patent, including seller notes issued in connection with such acquisition, and any other material agreement relating to any Patent (other than the Existing Licenses) (collectively, the “Patent Agreements”).  Each such agreement is in full force and effect for the benefit of the Company and to the knowledge of the Company there are no material defaults under any such agreement.

4.7.                            Margin Regulations.  The Company is not engaged, nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and the proceeds of the Notes, the Revenue Stream and the Warrants will not be used for any purpose that violates Regulation U of the Board of Governors of the United States Federal Reserve System.

4.8.                            Investment Company Act.  The Company is not, and is not required to be, registered as an “investment company” under the Investment Company Act of 1940.

4.9.                            USA PATRIOT Act, FCPA and OFAC.

4.9.1.                  To the extent applicable, the Company is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the USA Patriot Act.

4.9.2.                  No part of the proceeds of the Notes or the purchase price for the Revenue Stream will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.9.3.                  None of the Company nor, to the knowledge of the Company, any director, officer, agent, employee or controlled Affiliate of the Company, is currently the subject of any U.S. sanctions program administered by the Office of Foreign Assets

Control of the United States Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Notes or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently the subject of any U.S. sanctions program administered by OFAC, except to the extent licensed or otherwise approved by OFAC.

4.10.                     No Default.  No Default or Event of Default exists or would result from the incurring of any Obligations by the Company or the grant or perfection of Liens on the Collateral.  The Company is not in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect.

4.11.                     Binding Effect.  This Agreement and each other Document constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.12.                     Disclosure.  No report, financial statement, certificate or other written information furnished by or on behalf of the Company (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to any Purchaser or the Collateral Agent in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading.  With respect to projected financial information and pro forma financial information, the Company represents that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

4.13.                     Post-Closing Obligations.  The post-closing obligations set forth on Schedule 6.12 and set forth in Section 6.12 have been satisfied by the date set forth in Section 6.12 hereof.

ARTICLE V
 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND COLLATERAL AGENT

Each Purchaser, for itself and for no other Purchaser, and the Collateral Agent hereby represents and warrants to the Issuer as of the Closing Date:

5.1.                            Authority.  The Purchaser and the Collateral Agent, as the case may be, has the power and authority, corporate or otherwise, necessary to enter into and perform this Agreement and the Documents to which it is a party.

5.2.                            Binding Effect.  This Agreement and each other Document constitute the legal, valid and binding obligations of the Purchaser and the Collateral Agent, enforceable against the Purchaser or the Collateral Agent as the case may be in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

5.3.                            Investment Intent.  The Purchaser understands that the Notes, the Warrant and the shares underlying the Warrants are each a “restricted security” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such securities as principal for its own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities laws. The Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of the Note or Warrant (or any securities which are derivatives thereof) to or through any person or entity.

5.4.                            Experience of the Purchaser.  The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and Warrant, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Note and Warrant and, at the present time, is able to afford a complete loss of such investment.  The Purchaser understands that its investment in the Note and Warrant involves a significant degree of risk.

5.5.                            Access to Information.  The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Note and the merits and risks of investing in the Note; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Note.

5.6.                            Reliance on Exemptions.  The Purchaser understands that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire its Note.

ARTICLE VI
COVENANTS

Until all of the Issuer’s obligations with respect to the Notes and the Revenue Stream have been paid in full in cash, the Issuer and each Guarantor shall comply, and shall cause its respective Subsidiaries to comply, with the covenants set forth in this Article VI; provided that following payment in full of the Note Obligations, only the obligations under Sections 6.2, 6.5.2, and 6.6.1 shall continue in effect.

6.1.                            Taxes and Other Charges.  The Company shall duly pay and discharge, or cause to be paid and discharged, before the same becomes in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; provided, further, that the Company shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

6.2.                            Conduct of Monetization Activities.  The Company shall undertake its best efforts to diligently pursue the monetization of the Patents (provided that following payment in full of the Note Obligations, the Company shall be required to use “commercially reasonable” rather than “best” efforts), and shall provide regular updates to the Purchasers and their advisors, and shall consult with Purchasers and their advisors on request, as to such activities.

6.3.                            Maintenance of Existence.  The Company shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business.

6.4.                            Compliance with Legal Requirements.  The Company shall comply in all material respects with all valid Legal Requirements applicable to it, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings.

6.5.                            Notices; Reports.

6.5.1.                  Certain Notices.  The Company shall, promptly following having notice or knowledge thereof, furnish to each of the Purchasers such information as they may reasonably request concerning the Company’s Monetization Activities and Monetization Revenues, including without limitation the following:

6.5.1.1.                  any dispute, litigation, investigation, suspension or any administrative or arbitration proceeding by or against the Company for an amount in excess of $500,000 or affecting the Company’s ownership rights with respect to the Patents; and

6.5.1.2.                  promptly upon acquiring knowledge thereof, the existence of any Default or Event of Default, specifying the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

Each notice pursuant to this Section shall be accompanied by a statement by an Authorized Officer of the Company, on behalf of the Company, setting forth details of the occurrence referred to therein, and stating what action the Company or other Person proposes to take with respect thereto and at what time.  Each notice under Section 6.5.1.2 shall describe with particularity any and all clauses or provisions of this Agreement or other Document that have been breached or violated.

6.5.2.      Certain Reports.  The Issuer shall cause to be furnished to each of the Purchasers the following:

6.5.2.1.      no later than the 10th day of every month, with respect to the prior month, a report and certification of a responsible officer, in each case, in form and detail satisfactory to the Majority Purchasers (x) calculating and certifying to the Company’s Monetization Revenues (including, to the extent applicable, the Company’s Monetization Revenues derived from Net Bookings Financing Agreements), including, a certification as to the Company’s compliance with Section 6.9 and Section 6.15 and (y) calculating the Liquidity of the Issuer and the Guarantors in accordance with Section 6.10 and certifying as to the Company’s compliance therewith;

6.5.2.2.      copies of any demand, cease and desist or other similar letter and copies of any material filing in any litigation or arbitration relating to the Patents by or against the Company that is not subject to an “attorneys’ eyes only” or other protective order, as soon as reasonably practical after receipt thereof or, in the case of any material letter sent or material filing made by the Company, which is not subject to an “attorneys’ eyes only” or other protective order, as early as practical prior to the date such letter is to be sent or such filing is to be made;

6.5.2.3.      promptly (and in any event within 10 Business Days) after execution thereof, copies of all judgments, settlement agreements or licenses with respect to the Patents;

6.5.2.4.      promptly (and in any event within 10 Business Days), such additional business, financial, corporate affairs and other information as the Majority Purchasers may from time to time reasonably request; and

6.5.2.5.      promptly (and in any event within 10 Business Days) a report setting forth in reasonable detail the status of pending litigation of the Company and an update of events that occurred in respect thereof and filings made in such pending litigation.

Subject to the preservation of any privilege, the Company shall authorize and direct any legal counsel or consultant appointed by, and engaged by the Company, to discuss the status of the Company’s Monetization Activities with the Purchasers and the Collateral Agent.

6.6.         Information Rights.

6.6.1.      Upon request of the Majority Purchasers, the Company shall permit any Purchaser and any Purchaser’s duly authorized representatives and agents to visit during normal business hours and inspect any of its property, corporate books, and financial records related to the Patents, to examine and make copies of its books of accounts and other financial records related to the Patents and its Monetization Activities and Monetization Revenues, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its managers, officers, employees and independent public accountants (and by this provision the Company hereby authorizes such accountants to discuss with the Purchasers the finances and affairs of the Company so long as (i) an officer or manager of the Company has been afforded a reasonable opportunity to be present for such discussion and (ii) such accountants shall be bound by standard confidentiality obligations), in each case related to the Patents and the Monetization Activities and Monetization Revenues. In addition, upon request of the Majority Purchasers from time to time, and subject to any claims of privilege, the Company shall provide the Purchasers with a status update of any material development in any litigations or any administrative or arbitration proceeding related to the Patents, unless such information would be subject to an attorney-client privilege.  All reasonable costs and expenses incurred by the Purchasers and their duly authorized representatives and agents in connection with the exercise of the Purchasers’ rights pursuant to this Section 6.6 shall be paid by the Company, up to one visit per month unless an Event of Default has occurred and is continuing.

6.6.2.      The Purchasers acknowledge that in connection with their information and access rights under this Agreement, the Company may be required to provide information that may be deemed to be material non public information; provided that the Company agrees to clearly identify any such information as such, in writing, and, prior to delivery or any material non public information, to request and obtain Purchaser confirmation prior to such delivery that the Purchasers wish to receive non public information notwithstanding that it may constitute material non public information.  The Purchasers and the Company agree to work together in good faith to establish procedures for the handling of information that may constitute material non public information, including procedures that enable the Purchasers to evaluate from time to time the extent to which they are prepared to receive material non public information by the Company and as to which of such information will be subject to periodic “cleansing disclosure” and/or the establishment of “trading windows”  in order to achieve the Purchasers’ objectives of remaining reasonably informed of the Company’s Monetization Activities and available to consult with the Company regarding such activities, while not being unreasonably restricted in public trading of common stock of the Company.  For the avoidance of doubt, subject to the Company not providing the Purchasers with any information that it is not prepared to disclose to the public without first providing a written notice to the Purchasers confirming that they are prepared to receive non public information, the Company shall have no obligation to any Purchaser to disclose information to the public, whether by press release or SEC filing, that it is not otherwise obligated to disclose at such time pursuant to the Securities Exchange Act of 1943 and the regulations of the SEC promulgated thereunder.

6.7.         Indebtedness.  The Company shall not create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except for:

6.7.1.      Indebtedness in respect of the Obligations;

6.7.2.      unsecured trade payables that are not evidenced by a promissory note and are incurred in the Ordinary Course of Business, including such payables owing to suppliers, consultants and advisors, employees and board members, liabilities under corporate credit cards and other similar accounts payable;

6.7.3.      the existing Indebtedness set forth on Schedule 6.7;

6.7.4.      additional unsecured Indebtedness that is subordinated to the rights of the Purchasers under this Agreement pursuant to an agreement in form and substance reasonably satisfactory to the Majority Purchasers; and

6.7.5.      additional indebtedness that is assumed in connection with, or incurred to finance, the acquisition of additional Patents and other intellectual property, or to fund monetization activities related thereto provided that such indebtedness is solely recourse to a subsidiary or other entity that solely owns such assets (an “Excluded Subsidiary”), and is solely secured by the assets of such entities, including being secured by no Patents other than “Specified Patents”, and further provided that until the Purchasers have acquired Notes from the Issuer in an aggregate original principal amount of not less than $50,000,000, (x) with respect to newly incurred indebtedness, the Purchasers have first been offered a reasonable opportunity to provide such indebtedness on economic and other terms consistent with the Notes (including a proportionate increase in the Revenue Stream); and (y) in the event that the Purchasers decline to fund such indebtedness on comparable terms to the Notes, the Purchasers have been offered a right of first refusal to provide such indebtedness on comparable economic and other terms, which offer shall be in writing and accompanied by fully executed copies of binding commitment papers or other binding loan documentation which is in effect with a proposed provider of such indebtedness, and shall remain open to the Purchasers (on the same basis as such proposed lender) for not less than 10 Business Days following delivery to the Purchasers of such written offer.

6.8.         Liens.  The Company shall not create, incur, assume or suffer to exist any Lien upon any Patent other than the following (“Permitted Liens”):

6.8.1.      Liens securing the Obligations,

6.8.2.      the Existing Licenses and other non-exclusive licenses that are entered into pursuant to the Company’s Monetization Activities and otherwise in compliance with this Agreement;

6.8.3.      the existing Liens reflected on Schedule 6.8; and

6.8.4.      Liens securing Indebtedness under Section 6.7.5 solely on Specified Patents and proceeds thereof.

6.9.         Management of Patents and Patent Licenses.

6.9.1.      Dispositions.  The Company shall not make any Disposition of any Patents (including, without limitation, any intercompany assignments of any Patents) other than

(i) entering into settlement agreements or non-exclusive licensing arrangements with respect to Patents in pursuit of the Monetization Activities, (ii) sales of the Company’s proprietary hardware and software products in the ordinary course of business provided, for the avoidance of doubt, that no such arrangements shall permit the use of any Patents other than as required for the sale of such products, and (iii) entering into exclusive license agreements or sales of Patents with the written consent of the Majority Purchasers.  For the avoidance of doubt, proceeds of any Disposition of Patents shall constitute Monetization Revenues.  The Company shall include in any Disposition (other than outright sales or exclusive licenses of Patents) a prohibition against sublicenses, and a provision that terminates any such arrangement upon a change of control of the licensee. For the avoidance of doubt, nothing in the foregoing shall be construed to prohibit the Company from replacing or dividing existing Patent Agreements under substantially equivalent, or more favorable to the Company, financial and other terms than the Patent Agreements.  Without limiting the foregoing, in no event shall the Issuer or any of its Subsidiaries, make any assignment of Patents to any other Subsidiary of the Issuer.

6.9.2.      Preservation of Patents.  (a) The Company shall, at its own expense, take all reasonable steps to pursue the registration and maintenance of each Patent and shall take all reasonably necessary steps to preserve and protect each Patent and (b) the Company shall not do or permit any act or knowingly omit to do any act whereby any of the Patents may lapse, be terminated, or become invalid or unenforceable or placed in the public domain.  At its option, the Collateral Agent or the Majority Purchasers may, at the Company’s expense, take all reasonable steps to pursue the registration and maintenance of each Patent and take all reasonably necessary steps to preserve and protect each Patent and the Company hereby grants the Collateral Agent a power-of-attorney to take all steps in the Company’s name in furtherance of the foregoing; provided that the foregoing shall not be interpreted as excusing the Company from the performance of, or imposing any obligation on the Collateral Agent or the Majority Purchasers to cure or perform any obligation of the Company; provided further that the Collateral Agent shall give the Company prompt written notice following any action taken by the Collateral Agent under this Section 6.9.2, and shall endeavor to give advance written notice where feasible.  Notwithstanding the foregoing, the Company shall not be required to preserve the registration of any Patent that it determines is not necessary for its pursuit of its business objectives so long as the Company offers to assign such Patent to the Collateral Agent as its designee, as directed by the Majority Purchasers, for no consideration prior to permitting any Patent to lapse, terminate or become invalid, unenforceable or placed in the public domain, with such first offer to be made within a reasonable time frame prior to the date on which such result would occur to permit time for the Purchasers to consider such offer and for the parties to effect any such transfer.

6.9.3.      Entry into Agreements.  Neither the Company nor any Affiliate of the Company shall enter into any contract or other agreement with respect to the Patents that contains confidentiality provisions prohibiting or otherwise restricting the Company or such Affiliate from disclosing the existence and content of such contract or other agreement to the Purchasers and their counsel.

6.10.       Minimum Liquidity.  The Issuer and Guarantors shall maintain not less than (a) at all times that the promissory note issued by the Issuer in favor of Weintraub Capital Management, L.P. in the original principal amount of $500,000 remains outstanding (including under any refinancings or replacements thereof) (the “Weintraub Note”), One Million Two Hundred Fifty Thousand Dollars ($1,250,000) and (b) following delivery of evidence satisfactory to the Collateral Agent of the payment in full of all obligations under the Weintraub Note, One Million Dollars ($1,000,000), in each case, in unrestricted cash and Cash Equivalents (“Liquidity”) (not including amounts on deposit in the Cash Collateral Account except to the extent the Issuer or a Guarantor is entitled to such amounts), and the Issuer shall provide monthly certifications demonstrating Liquidity not later than 10 days after the end of each month.

6.11.       Cash Collateral Account.  In accordance with the terms of the Original Agreement, the Company has opened a depository account (the “Cash Collateral Account”) with Wells Fargo Bank, N.A. (the “Bank”), which Cash Collateral Account is subject to a control agreement in form and substance acceptable to the Collateral Agent (the “Control Agreement”), between the Company, the Bank and the Collateral Agent.  On or before the Amendment Effective Date the Collateral Agent has provided notice of exclusive control to the Bank over the Cash Collateral Account.  The Company shall cause all Monetization Revenues to be deposited into such Cash Collateral Account, shall provide instructions to each payor of Monetization Revenues to directly deposit any Monetization Revenues into the Cash Collateral Account, and the Company hereby authorizes the Majority Purchasers to inform any payor of Monetization Revenues of the Company’s obligation to direct all Monetization Revenues to the Cash Collateral Account as required hereunder. On each deposit of Monetization Revenues to the Cash Collateral Account, the Company shall deliver an officer’s certificate in the form of Exhibit D to the Collateral Agent detailing the source and nature of such Monetization Revenues and setting forth the Company’s calculation of the required application of the resulting Monetization Revenues. On a monthly basis on and after the Closing Date, but no later than the 15th day of each month, the Issuer shall deliver to the Collateral Agent a written statement (each a “Collateral Account Statement”) with reasonable detail showing the amounts applied by the Issuer in the Cash Collateral Account for the prior month to the payment of the Notes or, after the payment in full of the Notes, the payments to the Company in respect of the Monetization Revenues.  As of the Amendment Effective Date, the Cash Collateral Account shall be under the sole control of the Collateral Agent and the Company shall not have any rights to withdrawal or otherwise control the Cash Collateral Account; provided that the Collateral Agent shall make withdrawals from the Cash Collateral Account promptly following the deposit of any Monetization Revenues, and will apply such Monetization Revenues to amounts due hereunder to the Collateral Agent and the Investors in accordance with this Agreement, and will release any excess amounts to the Company.  The Company and the Collateral Agent shall have access to account statements from the Bank concerning the Cash Collateral Account.

6.12.       Further Assurances.

6.12.1.    Upon the reasonable request of the Majority Purchasers or the Collateral Agent, the Company shall (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Collateral Agent or Majority Purchasers may reasonably request from time to time in order to carry out the purposes of the Documents.  Promptly upon the Company acquiring or forming any new Subsidiary (excluding Immaterial Subsidiaries and Excluded Subsidiaries) and upon any Subsidiary ceasing to be an Immaterial Subsidiary or an Excluded Subsidiary, the Company shall cause such Subsidiary to execute the Collateral Documents and any other documentation requested by the Collateral Agent, and to take any action reasonably requested to grant to the Collateral Agent, and perfected, liens on its material assets, which liens shall be senior in priority to liens other than Permitted Liens and Liens described in Section 6.8.4.

6.12.2.    In addition, the Issuer shall use its best efforts to cause to be completed, on or before April 15, 2015, the actions specified on Schedule 6.12.

6.12.3.    On or before April 15, 2015, the Company shall (a) have made such additional filings in the United States Patent and Trademark Office and the in the relevant filing offices in Germany, the United Kingdom and China  necessary to correct the defects in the chain-of-title to such Patents noted on Schedule 6.12, (b) with respect to Patents registered in the United States Patent and Trademark Office,  have executed and delivered an updated Patent License Agreement and Patent Security Agreement to reflect such corrections and (c) with respect to Patents registered in Germany, the United Kingdom and China have executed and delivered such agreements and made such filings necessary in the applicable filing office, for each patent and application in Germany, the United Kingdom and China, to reflect the security interest of the Collateral Agent.

6.12.4.    The Issuer and the Guarantors shall complete the pledge of 100% of the equity of MedTech Development Deutschland Gmbh by no later than January 31, 2017.

6.12.5.    The Issuer shall, and shall cause each of its Subsidiaries to, cause to be completed, on or before February 28, 2017 (unless otherwise specified on Schedule 6.12.5), the actions specified on Schedule 6.12.5.

6.13.       Confidentiality.  Each party hereto will hold, and will cause its respective Affiliates and its and their respective directors, officers, employees, agents, members, investors, auditors, attorneys, financial advisors, other consultants and advisors and assignees to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange, all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by or on behalf of such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a non-confidential basis or becomes available to such party on a non-confidential basis, (2) publicly available through no fault of such party or (3) later lawfully acquired from other sources by such party), and neither party hereto shall release or disclose such Information to any other person, except on a confidential basis to its officers, directors, employees, agents, members, investors,

Affiliates, auditors, attorneys, financial advisors, other consultants and advisors and except in connection with any proposed assignment or participation of the rights of a Purchaser under this Agreement made in accordance with Section 9.10.2, provided such prospective assignee or participant has agreed to be bound by the confidentiality provisions consistent with those set forth herein.

6.14.       Use of Proceeds.  The proceeds of the Notes may be used by the Company for working capital purposes, portfolio acquisitions, growth capital and other general corporate purposes.

6.15.       Restricted Payments.  So long as any Note Obligations and any Obligations with respect to the Revenue Stream remain outstanding, no Company shall, nor shall any Company permit any Subsidiary of such Company to, declare or make, directly or indirectly, any Restricted Payment, except Subsidiaries of a Company may make Restricted Payments to the Company.  Following the repayment in full in cash of all Note Obligations and all other then due obligations hereunder and following the making of adequate reserves for all reasonably foreseeable obligations to be paid by the Companies, the Company may make Restricted Payments so long as no Default or Event of Default has occurred or would arise as a result thereof.

ARTICLE VII
EVENTS OF DEFAULT

7.1.         Events of Default.  Each of the following events is referred to as an “Event of Default”:

7.1.1.      Payment.  The Issuer shall fail to make any payment due hereunder within 3 Business Days of when such payment is due and payable.

7.1.2.      Other Covenants.  The Issuer or any Guarantor shall (x) fail to perform or observe in any material respect any of the covenants or agreements contained in Article VI or (y) fail to perform or observe in any material respect any of the covenants or agreements elsewhere in this Agreement or in any other Document (other than those covenants or agreements specified in clause (x) above) where such failure continues for thirty days after the earlier of (i) written notice to the Issuer by the Collateral Agent or any Purchaser of such failure or (ii) knowledge of the Issuer of such failure.

7.1.3.      Representations and Warranties.  Any representation or warranty of or with respect to the Issuer or any Guarantor, pursuant to or in connection with any Document, or in any financial statement, report, notice, mortgage, assignment or certificate delivered by any such entity so representing to the other parties hereto in connection herewith or therewith, shall be false in any material respect on the date as of which it was made.

7.1.4.      Cross Default.  Prior to the payment in full of the Note Obligations, any event of default, after giving effect to any applicable grace, cure, or waiver period specified in the underlying document, (x) with respect to any Indebtedness in excess of $500,000 of the Issuer or any Subsidiary (excluding Immaterial Subsidiaries and

Excluded Subsidiaries) that is on account of a default in any payment under such Indebtedness shall occur and be continuing; and (y) with respect to any Net Bookings Financing Agreement.

7.1.5.      Liquidation; etc. The Issuer, any Guarantor or any Subsidiary thereof (excluding Immaterial Subsidiaries and Excluded Subsidiaries) shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

7.1.6.      Change of Control.  Prior to payment in full of the Note Obligations, either of the following shall have occurred:  (i) except as expressly waived in writing by the Majority Purchasers, any Related Group that, as of the date hereof, holds directly or indirectly, beneficial ownership of 14.99% or more of the Issuer’s common stock (calculated after conversion of any convertible stock and the exercise of any warrants or options, in each case, held by the members of such Related Group) (such common stock and securities exercisable or convertible into common stock, “equity securities”) shall transfer or sell (other than within the Related Group), equity securities representing more than five percent (5%) of the equity securities held by the Related Group as of the date of this Agreement; or (ii) Doug Croxall shall cease to be the full time chief executive officer of the Issuer; provided, that no Event of Default shall arise under clause (ii) of this Section 7.1.6 if, within 60 days of Doug Croxall resigning or otherwise ceasing to act as chief executive offer, a replacement is appointed that is acceptable to the Majority Purchasers in their reasonable discretion.

7.1.7.      Judgments.  Prior to the payment in full of the Note Obligations, a final judgment (a) which, with other outstanding final judgments against the Issuer, any Guarantor or any Subsidiary thereof (excluding Immaterial Subsidiaries and Excluded Subsidiaries), exceeds an aggregate of $500,000 shall be rendered against such entity or (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Effect and in either case if (i) within 60 days after entry thereof (or such longer period permitted under the terms of such judgment), such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 60 days after the expiration of any such stay, such judgment shall not have been discharged.

7.1.8.      Bankruptcy, etc.  The Issuer, any Guarantor or any Subsidiary thereof (excluding Immaterial Subsidiaries and Excluded Subsidiaries) shall:

7.1.8.1.      commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

7.1.8.2.      (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

7.1.8.3.      seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

7.1.8.4.      have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

7.1.8.5.      make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

7.1.9.      Collateral.  Prior to payment in full of the Note Obligations, any material provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Issuer or any Guarantor or such entity shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason (other than the failure of the Collateral Agent or the Purchasers.  to take any action within its control) cease to be a perfected and first priority security interest subject only to Permitted Liens and such failure shall continue for thirty days after the earlier of (i) written notice to the Company by the Collateral Agent or any Purchaser of such failure or (ii) knowledge of the Company of such failure.

7.2.         Remedies Following an Event of Default.  If any one or more Events of Default shall occur and be continuing, then in each and every such case:

7.2.1.      Specific Performance; Exercise of Rights.  The Majority Purchasers (or the Collateral Agent, acting at the direction of the Majority Purchasers) may proceed to protect and enforce such party’s rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in any Document, or in aid of the exercise of any power granted in any Document, including directing the Company to take any action requested by the Majority Purchasers (or the Collateral Agent, acting at the direction of the Majority Purchasers) in any Monetization Activity regarding the Patents;

7.2.2.      Acceleration.  The Majority Purchasers may, by notice in writing to the Issuer, declare the remaining unpaid amount of the then-outstanding Notes, together with accrued and unpaid interest and fees thereon, and, to the extent that an Event of Default occurs and is continuing that would remain applicable following payment in full of the Notes, the balance of the Revenue Stream, to be immediately due and payable; provided that if a Bankruptcy Event of Default pursuant to Section 7.1.8 shall have occurred, such amounts shall automatically become immediately due and payable; and provided, that in such event, the Issuer shall immediately and unconditionally be obligated to pay, as liquidated damages with respect to the Revenue Stream, the maximum amount of the Revenue Stream in full, in cash, i.e., the Company shall pay to the Purchasers with respect to the Revenue Stream, an amount equal to 12x (1,200%) of the Revenue Stream Basis, less any amounts previously applied to the Revenue Stream;

7.2.3.      Additional Cure Periods.  Notwithstanding Section 7.2.2, (w) in the event that an Event of Default occurs under Section 7.1.1 because the Company is prevented from making a timely payment required hereunder because of strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other causes beyond the reasonable control of the performing party (a “Force Majeure Event”), so long as the Issuer provides Purchasers with prompt written notice of the occurrence of such event and of the fact that it is preventing the Company from making timely payments (or, if written notice is prevented by such Force Majeure Event, notice in the form possible), and further provided that the Company uses its best efforts to make the required payment, and does make the required payment, as soon as possible after the impediment to making the payment is resolved, Purchasers shall not accelerate the Revenue Stream on account of such Event of Default and, if it has accelerated prior to receiving such notice, shall revoke such acceleration; (x) prior to any acceleration of the Revenue Stream on account of the first breach by the Company of Section 7.1.1 not caused by a Force Majeure Event, the Collateral Agent or the Majority Purchasers shall first provide the Issuer with notice of such intent to accelerate and the Issuer shall have an additional 5 days to cure such Event of Default  prior to any acceleration on account thereof; (y) prior to any acceleration of the Revenue Stream on account of a breach of Section 6.5.2 or Section 6.6.1, the Collateral Agent or the Majority Purchasers shall first provide the Issuer with not less than 15 days prior written notice of such intent to accelerate, except that where 30 days notice of the Event of Default has already been provided as contemplated under Section 7.1.2(y)(i) in which case this clause (ii) shall not apply; and (z) prior to any acceleration of the Revenue Stream on account of a breach of Section 6.2, the Collateral Agent or the Majority Purchasers shall first provide the Company with 60 days prior written notice of such intent to accelerate, which notice shall specify the action(s), or omission(s), that the Majority Purchasers maintain constitutes the breach of such Section 6.2;

7.2.4.      Standstill.  Upon notice in writing from the Majority Purchasers, the Company shall not enter into any new pledges, assignments, licenses, springing licenses, options, non-assertion agreements, earn-outs, monetization agreements, profit and revenue sharing arrangements, derivative interests, fee and recovery splitting agreements, registered user agreements, shop rights and covenants by the Company not to sue third persons with respect to any of the Patents; and

7.2.5.      Cumulative Remedies.  To the extent not prohibited by applicable law that cannot be waived each party’s rights hereunder and under the other Documents shall be cumulative;

provided that, effective upon the Majority Purchasers (or the Collateral Agent, acting at the direction of the Majority Purchasers) enforcing any such rights or remedies under this Agreement or any other Document, or under applicable law, the Purchasers and the

Collateral Agent shall (1) grant, and do hereby grant, to the Company a perpetual non-exclusive, royalty-free, world-wide license (with the right to sublicense to third parties under the Existing Licenses and the sale of proprietary products and any other licenses entered into in compliance with this Agreement) to the Patents, which license shall be non-revocable by any third party transferee or any other person or entity that acquires rights in the Patents (by foreclosure or otherwise) at any time following such exercise of rights or remedies, and (2)  require as a condition to the effectiveness of any such transfer or assignment (by foreclosure or otherwise) of the Patents or rights in the Patents, that the applicable transferee or assignee acknowledge and agree to the non-revocable grant to the Company of the perpetual license of the type described in the immediately preceding clause (1), which acknowledgement and agreement by such transferee or assignee shall be made in a writing, signed by a duly authorized officer of such transferee or assignee, made to and for the express benefit of the Company, and the original of which shall be delivered by the Purchasers or the Collateral Agent to the Company promptly following any such transfer or assignment.

7.3.         Annulment of Defaults.  Once an Event of Default has occurred, such Event of Default shall be deemed to exist and be continuing for all purposes of this Agreement until the earlier of (x) Majority Purchasers shall have waived such Event of Default in writing, or (y) the Collateral Agent and the Purchasers or Majority Purchasers (as required by Section 9.4.1) have entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued.  No such action by the parties hereto shall prevent the occurrence of, or effect a waiver with respect to, any subsequent Event of Default or impair any rights of the parties hereto upon the occurrence thereof.

7.4.         Waivers.  To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, the Company waives:

7.4.1.      all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement), protests, notices of protest and notices of dishonor;

7.4.2.      any requirement of diligence or promptness on the part of the Purchasers in the enforcement of its rights under this Agreement;

7.4.3.      any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

7.4.4.      any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement or with respect to the Obligations.

ARTICLE VIII
COLLATERAL AGENT

8.1.         Appointment of Collateral Agent.  Each of the Purchasers hereby appoints DBD Credit Funding LLC as Collateral Agent to act for them as collateral agent, to hold any pledged collateral and any other collateral perfected by perfection or control for the benefit of the Purchasers.  Without limiting the foregoing, the Collateral Agent shall take direction from the Majority Purchasers and shall distribute any proceeds of Collateral (net of its own expenses) to the Purchasers to apply to the payment of the Notes.

8.2.         Collateral.  The Collateral Agent shall act at the instruction of the Majority Purchasers with respect to providing any vote, consent or taking other action with respect to the Collateral.

8.3.         Collateral Agent’s Resignation.  The Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of its intention to do so to each of the other parties hereto and upon the appointment by the Majority Purchasers of a successor Collateral Agent.  If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s giving of such notice of resignation, then the retiring Collateral Agent may appoint a successor Collateral Agent, with the consent of the Majority Purchasers.  Upon the appointment of a new Collateral Agent hereunder, the term “Collateral Agent” shall for all purposes of this Agreement thereafter mean such successor.  After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, or the removal hereunder of any successor Collateral Agent, the provisions of this Agreement shall continue to inure to the benefit of such retiring or removed Collateral Agent as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

8.4.         Concerning the Collateral Agent.

8.4.1.      Standard of Conduct, etc.  The Collateral Agent and its officers, directors, employees and agents shall be under no liability to any of the Purchasers or to any future holder of any interest in the Obligations for any action or failure to act taken or suffered in the absence of gross negligence and willful misconduct, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in the absence of gross negligence and willful misconduct.

8.4.2.      No Implied Duties, etc.  The Collateral Agent shall have and may exercise such powers as are specifically delegated to the Collateral Agent under this Agreement together with all other powers incidental thereto.  The Collateral Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement except for action specifically provided for in this Agreement to be taken by the Collateral Agent.

8.4.3.      Validity, etc.  The Collateral Agent shall not be responsible to any other party or any future holder of any interest in the Obligations (a) for the legality, validity, enforceability or effectiveness of any Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with any Document, (c) for the existence or value of any assets included in any security for the Obligations, (d) for the effectiveness of any Lien purported to be included in the security for the Obligations, or (e) for the perfection of the security interests for the Obligations.

8.4.4.      Compliance.  The Collateral Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Document.

8.4.5.      Employment of Agents and Counsel.  The Collateral Agent may execute any of its duties as Collateral Agent under this Agreement or the other Documents by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the parties hereto for the default or misconduct of any such employees, agents or attorneys-in-fact selected by the Collateral Agent acting in the absence of gross negligence and willful misconduct.  The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder.

8.4.6.      Reliance on Documents and Counsel.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Collateral Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by the Collateral Agent.

8.4.7.      Collateral Agent’s Reimbursement.  The Purchasers agree to indemnify the Collateral Agent for any losses arising from its appointment as the Collateral Agent or from the performance of its duties hereunder and to reimburse the Collateral Agent for any reasonable expenses; provided, however, that the Collateral Agent shall not be indemnified or reimbursed for liabilities or expenses to the extent resulting from its own gross negligence or willful misconduct.

8.4.8.      Assumption of Collateral Agent’s Rights.  Notwithstanding anything herein to the contrary, if at any time no Person constitutes the Collateral Agent hereunder or the Collateral Agent fails to act upon written directions from the parties hereto, the Majority Purchasers shall be entitled to exercise any power, right or privilege granted to the Collateral Agent and in so acting the Majority Purchasers shall have the same rights, privileges, indemnities and protections provided to the Collateral Agent hereunder.

ARTICLE IX
GENERAL PROVISIONS

9.1.         Expenses.  The Company agrees to promptly pay in full (i) subject to the availability and limited to the proceeds of the Notes, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of a single external counsel and of any local counsel in any relevant jurisdiction) incurred, by the Collateral Agent or the Purchasers in connection with the preparation, negotiation, execution and delivery of the proposal letter and the Documents, including the Purchasers’ due diligence and credit approval process in connection with the financing, not to exceed $200,000 in the aggregate for services in connection with the consummation of the transactions to be consummated on the Amendment Effective Date, provided, that such limitation shall not apply to any expenses of the Collateral

Agent and the Purchasers related to the pursuit of completion of any post Amendment Effective Date actions, including any actions relating to monitoring of the Company’s completion of the actions required by Section 6.12, (ii) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of a counsel to the Company) incurred by the Purchasers pursuant to Section 6.9.2, Section 6.11 and Section 6.12 or otherwise expressly payable by the Company under this Agreement, (iii) following an Event of Default, all out-of-pocket costs and expenses (including, without limitation, fees and disbursements of a counsel to the Company) incurred by the Collateral Agent or the Purchasers in enforcing any obligations hereunder or under any other Document on account of such Event of Default or in collecting any payments due hereunder, including broker’s fees and other third party professional fees and expenses and (iv) all out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of a single external counsel and any local counsel in any relevant jurisdiction) incurred by the Collateral Agent or the Purchasers in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a workout, or any insolvency or bankruptcy proceedings, or any amendment, forbearance or waiver hereunder.  Any such costs and expenses invoiced prior to a Closing Date shall be paid on such Closing Date.  Any other costs and expenses shall be paid within thirty (30) days of the submission of an invoice to the Company therefor, provided that the Collateral Agent’s application of the proceeds of the Monetization Revenues towards such expenses pursuant to Section 6.11 shall be deemed to be timely payment thereof if the Collateral Agent receives sufficient Monetization Revenues within such 30 day period.  Any amounts not timely paid shall bear interest, payable in cash, at a rate of 10% per annum compounding quarterly. The provisions of this Section 9.1 shall survive the repayment in full of the Notes and the termination of this Agreement.

9.2.         Indemnity.  In addition to the payment of expenses pursuant to Section 9.1, whether or not the transactions contemplated hereby shall be consummated, the Company (as “Indemnitor”) agrees to indemnify, pay and hold the Collateral Agent and the Purchasers, and the officers, directors, partners, managers, members, employees, agents, and Affiliates of the Collateral Agent and the Purchasers (collectively, the “Indemnitees”) harmless from and against any and all other liabilities, costs, expenses, obligations, losses (other than lost profit), damages, penalties, actions, judgments, suits, claims and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of one counsel for such Indemnitees) in connection with any investigative, administrative or judicial proceeding commenced or threatened (excluding claims among Indemnitees) by any person who is not a Purchaser or an Affiliate thereof or the Collateral Agent or an Affiliate thereof, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement and the Notes (the “Indemnified Liabilities”); provided that the Indemnitor shall not have any obligation to an Indemnitee hereunder with respect to an Indemnified Liability to the extent that such Indemnified Liability arises from the gross negligence or willful misconduct of that Indemnitee or any of its officers, directors, partners, managers, members, employees, agents and/or Affiliates.  Each Indemnitee shall give the Indemnitor prompt written notice of any claim that might give rise to Indemnified Liabilities setting forth a description of those elements of such claim of which such Indemnitee has knowledge; provided that any failure to give such notice shall not affect the obligations of the Indemnitor.  The Indemnitor shall have the right at any time during which such claim is pending to select counsel to defend and control the defense thereof and settle any claims for which it is responsible for indemnification hereunder (provided that the Indemnitor will not settle any such claim without (i) the appropriate Indemnitee’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, or (ii) obtaining an unconditional release of the appropriate Indemnitee from all claims arising out of or in any way relating to the circumstances involving such claim and without any admission as to culpability or fault of such Indemnitee) so long as in any such event, the Indemnitor shall have stated in a writing delivered to the Indemnitee that, as between the Indemnitor and the Indemnitee, the Indemnitor is responsible to the Indemnitee with respect to such claim to the extent and subject to the limitations set forth herein; provided that the Indemnitor shall not be entitled to control the defense of any claim in the event that in the reasonable opinion of counsel for the Indemnitee, there are one or more material defenses available to the Indemnitee which are not available to the Indemnitor; provided further, that with respect to any claim as to which the Indemnitee is controlling the defense, the Indemnitor will not be liable to any Indemnitee for any settlement of any claim pursuant to this Section 9.2 that is effected without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 9.2 may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.  Notwithstanding anything to the contrary in this Agreement, no party shall be liable to the other party or any third party for any indirect, incidental, exemplary, special, punitive or consequential damages (including with respect to lost revenue, lost profits or savings or business interruption) of any kind or nature whatsoever suffered by the other party or any third party howsoever caused and regardless of the form or cause of action, even if such damages are foreseeable or such party has been advised of the possibility of such damages. The provisions of this Section 9.2 shall survive the repayment in full of the Notes and the termination of this Agreement.

9.3.         Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered via facsimile, email (in each case, followed promptly by delivery from a nationally recognized overnight courier) or a nationally recognized overnight courier.  Such notices, demands and other communications will be delivered or sent to the address indicated on Schedule 9.3 or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.  Any such communication shall be deemed to have been received when actually delivered or refused.

9.4.         Amendments, Consents, Waivers, etc.

9.4.1.      Amendments.  No amendment, modification, termination or waiver of any provision of this Agreement shall in any event be effective without the written consent of each of the Company, the Collateral Agent and the Majority Purchasers; provided that the consent of each affected Purchaser shall be required for any amendment that (i) waives or reduces any amounts owed to it under this Agreement or extends the date for payment of any amount hereunder, (ii) releases the Company or (iii) releases all or any material portion of the Collateral, except in connection with any Disposition of Patents to the extent permitted under Section 6.9.1.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.  No notice to or demand on the Company in any case shall entitle the Company to any further notice or demand in similar or other circumstances.  Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.4.1 shall be binding upon the holders of the Obligations at the time outstanding and each future holder thereof.

9.4.2.      Course of Dealing; No Implied Waivers.  No course of dealing between the Purchasers and the Company shall operate as a waiver of any Purchaser’s rights under this Agreement or with respect to the Obligations.  In particular, no delay or omission on the part of any Purchaser in exercising any right under this Agreement or with respect to the Obligations shall operate as a waiver of such right or any other right hereunder or thereunder.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

9.5.         No Strict Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement with counsel sophisticated in financing transactions.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

9.6.         Certain Acknowledgments.  Each of the Company and the Purchasers acknowledges that:

9.6.1.      it has been advised by counsel in the negotiation, execution and delivery of this Agreement; and

9.6.2.      no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Company and the Purchasers.

9.7.         Venue; Service of Process; Certain Waivers.  The Company and Purchaser:

9.7.1.      irrevocably submit to the exclusive jurisdiction of any New York state court or federal court sitting in New York, New York, and any court having jurisdiction over appeals of matters heard in such courts, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof;

9.7.2.      waive to the extent not prohibited by applicable law that cannot be waived, and agree not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court;

9.7.3.      consent to service of process in any such proceeding in any manner at the time permitted under the applicable laws of the State of New York and agree that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 9.3 is reasonably calculated to give actual notice; and

9.7.4.      waive to the extent not prohibited by applicable law that cannot be waived any right to claim or recover in any such proceeding any special, exemplary, punitive or consequential damages.

9.8.         WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH COMPANY AND EACH PURCHASER WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONDUCT OF THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE.  The Company acknowledges that it has been informed by the Purchasers that the foregoing sentence constitutes a material inducement upon which the Purchasers have relied and will rely in entering into this Agreement.  Any of the Company or Purchasers may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Company and Purchasers to the waiver of their rights to trial by jury.

9.9.         Interpretation; Governing Law; etc.  All covenants, agreements, representations and warranties made in this Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Purchaser, notwithstanding any investigation made by such Purchaser, and shall survive the execution and delivery to the Purchasers hereof and thereof.  The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.  This Agreement and the Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and, subject to Section 9.13 below, supersede all prior and contemporaneous understandings and agreements, whether written or oral.  This Agreement may be executed in any number of counterparts which together shall constitute one instrument.  This Agreement, and any issue, claim or proceeding arising out of or relating to this Agreement or the Documents or the conduct of the parties hereto, whether now existing or hereafter arising and whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of New York.

9.10.       Successors and Assigns.

9.10.1.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by Sections 9.10.2 and 9.10.3.

9.10.2.    The Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Majority Purchasers and, to the extent applicable, each affected Purchaser as set forth in Section 9.4.1.  Any Purchaser may sell, assign, participate or transfer all or any part of their rights under this Agreement to an Eligible Assignee (as defined below); provided that such Purchaser and the assignee of such Purchaser shall have delivered an executed Assignment and Acceptance Agreement substantially in the form attached hereto as Exhibit E to the Company and each other Purchaser.  In the case of any sale, assignment, transfer or negotiation of all or part of the rights of a Purchaser under this Agreement that is authorized under this Section 9.10.2, the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Purchaser hereunder.  The Purchasers agree to provide to the Company prompt written notice of any sales, assignments or transfers permitted hereunder, including the name and address of the transferee(s).  “Eligible Assignee” means any Affiliate of the Purchasers or the Collateral Agent, any commercial bank, insurance company, finance company, financial institution, fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act (subject to such consents, if any, as may be required above under this Section 9.10.2)).

9.10.3.    The Issuer shall maintain at its principal office, or the principal office of its counsel, a register (the “Register”) in which the Issuer shall keep a record of the Notes made by each Purchaser, payments to each Purchaser and any transfer of the rights of an Purchaser; provided that the Issuer shall have no obligation to update the register to reflect any sales, assignments or transfers made by the Purchasers in the event that the Purchasers fail to give the Issuer written notice as required under Section 9.10.2.  The requirement that the ownership and transfer of the rights of the Purchasers under this Agreement shall be reflected in the Register is intended to ensure that the Notes qualify as an obligation issued in “registered form” as that term is used in Sections 163(f), 871(h), and 881(c) of the Code and shall be interpreted accordingly and, notwithstanding anything to the contrary in this Agreement.

9.11.       Tax Treatment.

9.11.1.    The Company and each Purchaser intend that, solely for federal, state and local income tax purposes and for no other purpose, the relationship between the Purchasers and the Company that is created by this Agreement with respect to the Revenue Stream shall be treated as creating a partnership (the “Tax Partnership”), with the Purchasers and the Company and each Guarantor being treated as partners of such partnership; it being understood for avoidance of doubt that the relationship between the Company and the Purchasers by this Agreement shall be a debtor-creditor relationship for all other purposes.

9.11.2.    The Company and each Purchaser hereby agree that for purposes of determining the Company’s and each Purchaser’s distributive share of income, gain, loss and deduction of the Tax Partnership:

9.11.2.1.    The Tax Partnership shall maintain capital accounts for each of the Issuer and the Purchasers consistent with the rules of Treasury Regulations Section 1.704-1(b); it being understood that under no circumstances shall any such rule override the economic relationship between the parties as to their respective shares of the Monetization Revenues set forth in this Agreement;

9.11.2.2.    The Issuer and each Guarantor shall be deemed to contribute to the Tax Partnership the right to generate revenue through the exploitation of the Patents (the “Patent Rights”), which such right the parties agree had a fair market value of $1,225,000 as of the date of contribution;

9.11.2.3.    The Purchasers shall be deemed to contribute to the Tax Partnership the portion of the purchase price for the Notes allocated to the acquisition of rights to the Revenue Stream;

9.11.2.4.    The Tax Partnership shall allocate items of income, gain, loss and deduction to the Company and the Purchasers in a manner that causes the capital accounts of the parties to be equal to the amounts payable pursuant to this agreement if the Tax Partnership sold the Patent Rights and any other non-cash assets for an amount equal to the book value of the Patent Rights and any other non-cash assets (as determined pursuant to Treasury Regulations Section 1.704-1(b)) and distributed  the proceeds and any other cash pursuant to this Agreement.

9.11.3.    The Company and each Purchaser shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with any treatment described in this Section 9.11.  The Issuer shall be the tax matters partner of the Tax Partnership.

9.11.4.    The Issuer and each of the Purchasers will cooperate to provide each other with any information reasonably requested by any of them in connection with the preparation or filing of any return, declaration, report, election, information return or other statement or form filed or required to be filed with any governmental authority relating to Taxes (a “Tax Return”) for any of them or for or relating to the partnership described in the first sentence of this Section 9.11.  The Issuer shall be responsible for preparing and filing any Tax Return for or relating to such partnership, and the out-of-pocket costs incurred in connection with the preparation and filing of any Tax Return for or relating to the Tax Partnership shall be treated as an expense of the Tax Partnership.  The Purchasers shall provide such cooperation as reasonably requested by the Issuer in connection with its preparation of such Tax Returns.

9.11.5.    For the avoidance of doubt, no fiduciary relationship is intended to be created by this Agreement between the Company and any Purchaser.

9.12.       Non-Recourse to Non-Parties.  The Purchasers agree and acknowledge that there shall be no recourse to any Person not party to this Agreement or the other Documents, including, without limitation, the directors and officers and equity holders of the Company and their Affiliates who are not parties to a Document (collectively, the “Non-Parties” and each individually a “Non-Party”) for any of the Obligations, including as follows: (i) no Non-Party, shall be personally liable, and Purchasers shall not commence or prosecute any action against any Non-Party, for payment or performance of any Obligation; (ii) Purchasers shall not seek, obtain, or enforce a deficiency judgment against any Non-Party; (iii) Purchasers’ recourse for the Obligations shall be limited to its rights and remedies under this Agreement or any other Document; (iv) Purchasers shall not be entitled to obtain specific performance or any other order, remedy, or relief against any Non-Party relating to any claim arising from this Agreement or any other Document if compliance with such order, remedy, or relief would directly or indirectly require such Non-Party to expend any funds; and (v) Purchasers waive any right to exercise any right of set-off, arising from any of the Obligations, against any funds of any Non-Party in Purchasers’ custody, control, or possession; provided that the foregoing shall not restrict or limit any liability or other means of recourse available to the Purchasers against the Non-Parties arising out of any intentional act by any Non-Party with the intention to cause, and which does cause, the Company to breach the covenants and agreements set forth herein or any fraudulent act or willful misconduct by any Non-Party. Additionally, all representations and warranties, covenants and agreements made herein are contractual in nature and do not create any fiduciary relationships among any of the parties hereto.

9.13.       Transitional Arrangements.  On the Amendment Effective Date, this Agreement shall amend and restate and supersede the Original Agreement in its entirety.  On the Amendment Effective Date, the rights and obligations of the parties evidenced by the Original Agreement shall be evidenced by this Agreement and the other Documents.  In the event that any payment made by the Issuer or any Guarantor under the Original Agreement must be disgorged or otherwise returned by any Purchaser, such Purchaser shall be entitled to the benefits of the Original Agreement and the Issuer and the other Guarantors shall unconditionally be obligated to repay the same along with any applicable interest and fees.  This Agreement represents a modification, and not a novation, of the credit facility under the Original Agreement.  The Company and the Guarantors acknowledge, represent and warrant that they have no claims, defenses or offsets with respect to the Original Agreement or any of the Documents (as defined therein) related thereto and that immediately prior to the effectiveness of this Agreement, the Original Agreement and such other loan and collateral documents are valid, binding and enforceable in accordance with the terms thereof.  Except as provided herein, this Agreement shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Original Agreement or any other Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that any Purchaser may now have or may have in the future under or in connection with the Original Agreement or any other Document, except as specifically set forth herein.  Upon the effectiveness of this Agreement, each reference in the Documents to “the Agreement” shall mean this Agreement.

9.14.       Ratification and Reaffirmation.  The Issuer and each Guarantor (a) acknowledges and agrees that each Document shall remain in full force and effect (as amended hereby), (b) ratifies, reaffirms and confirms all of its Obligations under the Documents and (c) ratifies, reaffirms and confirms that the Obligations are and remain secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by such Person as security for the Obligations and ratifies, reaffirms and confirms its grant of a security interest and Lien on the Collateral.

9.15.       Note Obligations on the Amendment Effective Date.  The Issuer hereby acknowledges and confirms that, immediately prior to the Amendment Effective Date and the issuance of any Notes on the Amendment Effective Date, $15,620,758.75 of principal (including

PIK Interest that has been accreted to principal prior to such date) is outstanding under the Notes then outstanding as of such date and $46,645.32 of accrued and unpaid interest is outstanding as of such date.

9.16.       Release.  Each Company (collectively, the “Releasors” and each a “Releasor”), on behalf of itself and its predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Collateral Agent and each Purchaser and each of their respective predecessors, successors and assigns, and each of their respective present and former shareholders, members, partners, affiliates, subsidiaries, divisions, directors, managers, officers, attorneys, employees, agents and other representatives (collectively, the “Releasees” and each a “Releasee”), in each case, from all demands, actions, causes of action, suits, claims, counterclaims, damages, debts, losses and liabilities, actions of any nature whatsoever, which arose at any time prior to the date hereof or which hereafter could arise based on any act, fact, transaction, cause or matter which occurred prior to the date hereof related to the Companies, the Original Agreement, this Agreement, any other Document or any transactions under, related to or contemplated by any of the foregoing, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (individually, a “Claim” and collectively, “Claims”), which each of the Releasors may have or claim to have against the Releasees; provided that nothing in this Section 9.15 shall release the Collateral Agent or any Purchaser from its obligations under this Agreement or any other Document to which such Person is a party.  Each Releasor understands, acknowledges and agrees that the release set forth in this Section 9.15 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of this release.  Each Releasor further agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(The remainder of this page intentionally has been left blank.)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Purchasers:

DBD Credit Funding LLC

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

Collateral Agent:

DBD CREDIT FUNDING LLC

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

Issuer:

MARATHON PATENT GROUP, INC.

By:
Title:

Guarantors:

SAMPO IP, LLC

By:
Title:

RELAY IP, INC.

By:
Title:

CYBERFONE SYSTEMS, LLC

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

VANTAGE POINT TECHNOLOGY, INC.

By:
Title:

CRFD RESEARCH, INC.

By:
Title:

E2E PROCESSING, INC.

By:
Title:

LOOPBACK TECHNOLOGIES, INC.

By:
Title:

LOOPBACK TECHNOLOGIES II, INC.

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

SIGNAL IP, INC.

By:
Title:

HYBRID SEQUENCE IP, INC.

By:
Title:

PME ACQUISITION LLC

By:
Title:

SOEMS ACQUISITION CORP.

By:
Title:

IP LIQUIDITY VENTURES ACQUISITION LLC

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

IP LIQUIDITY VENTURES, LLC

By:
Title:

SARIF BIOMEDICAL ACQUISITION LLC

By:
Title:

SARIF BIOMEDICAL LLC

By:
Title:

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC

By:
Title:

SELENE COMMUNICATION TECHNOLOGIES, LLC

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

DA ACQUISITION LLC

By:
Title:

DYNAMIC ADVANCES, LLC

By:
Title:

CLOUDING CORP.

By:
Title:

TLI ACQUISITION CORP.

By:
Title:

TLI COMMUNICATIONS LLC

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

MEDTECH GROUP ACQUISITION CORP.

By:
Title:

ORTHOPHOENIX, LLC

By:
Title:

TLIF, LLC

By:
Title:

MUNITECH IP SARL

By:
Title:

MAGNUS IP GMBH

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

MOTHEYE TECHNOLOGIES, LLC

By:
Title:

SYNCHRONICITY IP LLC

By:
Title:

TRAVERSE TECHNOLOGIES CORP.

By:
Title:

3D NANOCOLOR CORP.

By:
Title:

VERMILION PARTICIPATIONS (to be renamed Marathon Advisors SA following the Amendment Effective Date)

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

MARATHON VENTURES SARL

By:
Title:

NYANZA PROPERTIES (to be renamed PG Technologies SARL following the Amendment Effective Date)

By:
Title:

MARATHON IP GMBH

By:
Title:

MEDTECH DEVELOPMENT DEUTSCHLAND GMBH

By:
Title:

SYNCHRONICITY IP GMBH

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

TLI COMMUNICATIONS GMBH

By:
Title:

BISMARK IP INC.

By:
Title:

[Signature Page to Marathon Amended and Restated Revenue Sharing and Securities Purchase Agreement]

APPENDIX I

DEFINITIONS

“Advance Rate” means, as of the date of determination, the Advance Rate set forth below opposite the applicable Credit Rating of the applicable Target, each as determined by the Collateral Agent in its sole discretion:

Credit Rating of Target	Advance Rate
AAA to AA-	75%
AA- to A-	65%
BBB+ to BB+	50%

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, and shall include (a) any officer or director or general partner of such specified Person, (b) any other Person of which such specified Person or any Affiliate (as defined in clause (a) above) of such specified Person shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests, (c) any other Person directly or indirectly controlling such specified Person through a management agreement, voting agreement or other contract and (d) with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor; provided that neither the Collateral Agent or any Purchaser (or any Affiliate thereof) shall be deemed an Affiliate of the Company on account of the amounts owed to it under the Agreement or the relationship created thereby.

“Amendment Effective Date” has the meaning provided in the Preamble hereto.

“Authorized Officer” means, with respect to any Person, the chief executive officer, chief restructuring officer, chief financial officer, president, treasurer, comptroller or executive vice president of such Person.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Default” means an Event of Default referred to in Section 7.1.8.

“Borrowing Base” means, as of the date of determination, with respect to an applicable Target, an amount equal to: (x) the Advance Rate as of such date, multiplied by (y) the Monetization Revenue arising from the applicable Net Booking Financing Agreement for the Net

Booking Period projected by the Issuer in good faith and approved by the Collateral Agent in its sole discretion.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.

“Capitalized Lease” means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

“Capitalized Lease Obligations” means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

“Cash Equivalents” means cash on deposit at a bank; certificates of deposit; money market mutual funds or U.S. Treasury bills with a remaining maturity of 90 days or less.

“Closing Date” has the meaning set forth in the Recitals hereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Documents” means the Security Agreement, the Patent Security Agreement, the Control Agreement referred to in Section 6.11, any financing statement (or amendment thereto) naming the Company as debtor and the Collateral Agent as secured party,  and all other instruments, documents, agreements and certificates delivered by the Company to the Purchasers or the Collateral Agent pursuant to these agreements.

“Contractual Obligations” means, as to any Person, any provision of any security (whether in the nature of Capital Stock or otherwise) issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement (other than a Document) to which such Person is a party or by which it or any of its Property is bound or to which any of its Property is subject, including any Material Contract or Patent Agreement.

“Default” means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default.

“Disposition” means the sale, transfer, license, profit and revenue sharing arrangements, derivative interests, lease or other disposition (including any sale or issuance of equity interests in the Company or any subsidiary of the Company) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, whether in a single transaction or a series of related transactions.  “Dispose” shall have the correlative meaning.

“Documents” means this Agreement, the Notes, the Collateral Documents, the Warrants, the Original Subscription Agreement and all other instruments, documents, agreements and certificates delivered by the Company to the Purchasers or the Collateral Agent pursuant to this Agreement.

“Excluded Subsidiaries” means Subsidiaries of the Issuer whose sole material assets are Specified Patents and proceeds thereof, and whose sole material operations are the pursuit of Monetization Revenues from such Specified Patents, it being understood that there are no Excluded Subsidiaries as of the Amendment Effective Date.

“Force Majeure Event” has the meaning provided in Section 7.2.3.

“GAAP” means generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, stock exchange, regulatory body, arbitrator, public sector entity, supra-national entity (including the European Union and the European Central Bank) and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Guarantee” means, with respect to any specified Person:

(a)           any guarantee by such Person of the payment or performance of, or any contingent obligation by such Person in respect of, any Indebtedness or other obligation of any primary obligor;

(b)           any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of such Person, including any binding “comfort letter” or “keep well agreement” written by such Person, to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

(c)           any liability of such Person, as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

(d)           any liability of such Person as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

(e)           any liability of such Person with respect to the tax liability of others as a member of a group (other than a group consisting solely of such Person and its Subsidiaries) that is consolidated for tax purposes; and

(f)            reimbursement obligations, whether contingent or matured, of such Person with respect to letters of credit, bankers acceptances, surety bonds and other financial guarantees;

in each case whether or not any of the foregoing are reflected on the balance sheet of such Person or in a footnote thereto; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the Ordinary Course of Business.

“Immaterial Subsidiary” is a Subsidiary of the Issuer with no material assets or operations, including not owning any interests in any other entities, and which does not, in any event, own any material Patents or rights thereto.

“Indebtedness” means all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified as indebtedness upon a balance sheet of the Company, but in any event including (without duplication):

(a)           indebtedness for borrowed money;

(b)           indebtedness evidenced by notes, debentures or similar instruments;

(c)           Capitalized Lease Obligations and Synthetic Lease Obligations;

(d)           the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable on customary terms in the Ordinary Course of Business), and any long-term contractual obligations for the payment of money, but not including contingent fees payable to counsel;

(e)           mandatory redemption, repurchase or dividend rights on Capital Stock (or other equity), including provisions that require the exchange of such Capital Stock (or other equity) for Indebtedness from the issuer;

(f)            reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds and other financial guarantees (without duplication of other Indebtedness supported or guaranteed thereby);

(g)           unfunded pension liabilities;

(h)           liabilities secured by any Lien (other than Liens securing the Obligations) existing on property owned or acquired by the Company, whether or not the liability secured thereby shall have been assumed; and

(i)            all Guarantees in respect of Indebtedness of others and reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties (or become contractually committed to do so).

“Legal Requirement” means, with respect to any specified Person, any present or future requirement imposed upon such Person and its Subsidiaries by any law, statute, rule, regulation, directive, order, decree or guideline (or any interpretation thereof by courts or of administrative bodies) of the United States of America or any state or political subdivision thereof, governmental or administrative agency, central bank or monetary authority of the United States of America, any jurisdiction where the such Person or any of its Subsidiaries owns property or conducts its business, or any political subdivision of any of the foregoing.

“LIBOR” means the greater of (x) 1.00% per annum or (y) the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate for Dollars) for a twelve (12) month period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Collateral Agent from time to time in its reasonable discretion (the “Eurodollar Screen Rate”), such to be annually established as of each January 2.

“Lien” means with respect to any specified Person:

(a)           any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of such Person, whether now owned or hereafter acquired, or upon the income or profits therefrom (excluding in any event a financing statement filed by a lessor under an operating lease not intended to be a secured financing), but shall not include: (i) liens for any tax, assessment or other governmental charge not yet due or that are being contested in good faith by appropriate proceeding, (ii) materialmen’s and mechanics’ liens or other like Liens, arising in the Ordinary Course of Business for amounts not yet due or that are being contested in good faith; and (iii) liens, deposits or pledges to secure statutory obligations or performance of bids, tenders, contracts or leases, incurred in the Ordinary Course of Business;

(b)           the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease and a Synthetic Lease);

(c)           the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of such Person, with or without recourse;

(d)           in the case of securities, any purchase option, call or similar purchase right of a third party;

(e)           the existence for a period of more than 120 consecutive days of any Indebtedness against such Person which if unpaid would by law or upon a Bankruptcy Default be given priority over general creditors.

“Majority Purchasers” means, as of the date of determination, the Purchasers that hold more than 50% of the aggregate outstanding principal amount of the Notes and Revenue Stream.

“Margin Stock” means “margin stock” within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

“Material Adverse Effect” means, with respect to the Company, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse effect on the business, assets, financial condition, income or prospects of the Company.

“Material Contract” means, with respect to any Person, any contract or agreement of the type described in Item 601(b)(10) of Regulation S-K of the Securities Act of 1933, regardless whether such Item is applicable to such Person.

“Maturity Date” has the meaning specified in Section 2.6.1.

“Monetization Activities” means any activities necessary or desirable to generate revenue from intellectual property anywhere in the world by means of license (non-exclusive or exclusive), assignment, enforcement, litigation, arbitration, negotiation, covenant not to sue or assert, or otherwise.

“Monetization Expenses” means, in each case with respect to any Monetization Revenues, any amounts owed by the Issuer and any Subsidiary to third parties with respect to such Monetization Revenues on account of  (a) contingency fee payments, (b) expenses and retained interests covered by any contingency law firms that the Issuer and any Subsidiary is obligated to pay; (c) amounts owed by the Issuer and any Subsidiary to any prior owners or agents of any patents and patent applications of the Issuer and any Subsidiary  included in the transaction giving rise to a Monetization Activity; (d) amounts owed to experts or consultants on a contingency basis, i.e., in lieu of cash fees; and any other out-of-pocket expenses or retained interests (excluding fees) paid or payable to third parties reasonably incurred by the Issuer and any Subsidiary; provided, however, that (x) all arrangements under (a), (b) and (c) that are in place on the Amendment Effective Date are set forth on Schedule 1(b), (y) for the purposes of calculating the Revenue Stream,  the aggregate sum of such expenses or retained interests may not exceed the lesser of (A) the actual expenses or retained interests incurred by the Issuer and any Subsidiary or (B) 40% of the gross related Monetization Revenues and provided, further, that (z) Monetization Expenses shall not include any amount (other than reimbursement of Monetization Expenses paid to third parties) owed by the Issuer or any of its Subsidiaries to the Issuer or any other Subsidiary.

“Monetization Net Revenues” means the (x) Monetization Revenues minus (y) Monetization Expenses.

“Monetization Revenues” means the sum of amounts that the Issuer and any Subsidiary  receives in cash or an amount equal to the fair market value of any in-kind payment the Issuer and any Subsidiary receives (i) from third parties in respect of the Patents; (ii) on account of any sale of products or services using the Patents; (iii) the development to order of any software or other products using the Patents, including royalty payments, license fees, settlement payments, judgments or other similar payments in respect of the Patents; and (iv) the purchase price or other amounts received in connection the sale of hardware or software with respect to the Patents, in each case as and when actually received by the Issuer or any Subsidiary (including any and all such amounts actually received by any attorneys, agents or other representatives of the Issuer or any Subsidiary).  Monetization Revenues shall be calculated prior to giving effect to any expenses incurred by the Issuer and any Subsidiary in the collection of any Monetization Revenues, including, without limitation, prior to giving effect to any contingent or other fees owed to any attorneys, consultants or other professionals in the monetization of any of the Issuer’s and any Subsidiary’s rights with respect to any Patents and prior to given effect to retained interests of sellers.

“NBR Notes” means promissory notes issued pursuant to Section 2.2.4.

“Net Bookings Financing” has the meaning provided in Section 2.2.4.

“Net Bookings Financing Agreement” means an agreement, in form, scope and substance satisfactory to the Collateral Agent and the Purchasers, in their respective sole discretion, entered into in connection with a Net Bookings Financing between the Company and the Target.

“Net Bookings Period” means, as of the date of determination, the period commencing on the date on which the Purchasers purchase from the Issuer and the Issuer sells to the Purchasers NBR Notes in connection with a Net Booking Financing and continuing through but not including a date that is three years thereafter.

“Notes” means, collectively, the secured promissory notes issued on the Closing Date under the Original Agreement, the secured promissory notes issued on the Amendment Effective Date under this Agreement, the secured promissory notes issued pursuant to Section 2.2.3 and the NBR Notes.

“Note Obligations” means all amounts due with respect to the Notes or under the Agreement, including principal, interest, and amounts due under Sections 9.1 and 9.2, but excluding amounts due with respect to the Revenue Stream.

“Obligations” means any and all obligations of any Company under this Agreement or any other Document.

“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, as conducted by any such Person in accordance with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Document.

“Original Agreement” has the meaning provided in the Recitals hereto.

“Original Subscription Agreement” means that certain Subscription Agreement, dated as of the Closing Date, between the Issuer and DBD Credit Funding LLC.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Patent Agreements” has the meaning provided in Section 4.6.

“Patent License Agreement” means the Amended and Restated Patent License Agreement attached hereto as Exhibit F.

“Patent Security Agreement” means (i) the Patent Security Agreement, dated as of the Closing Date, among the Issuer and the other Persons signatory thereto as Pledgors and the Collateral Agent, (ii) the Patent Security Agreement, dated as of the Amendment Effective Date, among the Persons signatory thereto as Pledgors and the Collateral Agent and (iii) any other Patent Security Agreement entered into from time to time in accordance with the terms hereof.

“Patents” means all intellectual property of the Issuer and its Subsidiaries, including the letters Patent set forth on Schedule I(a), whether registered in the United States or any other jurisdiction, all registrations and recordings thereof, including all re-examination certificates and all utility models, including registrations, recordings and pending applications, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein.

“Person” means any entity, whether of natural or legal constitution, including any present or future individual, corporation, partnership, joint venture, limited liability company, unlimited liability company, trust, estate, unincorporated organization, government or any agency or political subdivision thereof.

“Property” means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its Subsidiaries under GAAP.

“Related Group” means, with respect to any holder of common stock or other equity securities of the Company, such holder, such holders’ spouse and other immediate family members, and any entities controlled or beneficially owned, directly or indirectly, by such holder or such other related holders.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of a Company or a Subsidiary of such Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Capital Stock, or on account of any return of capital to such Company’s or such Subsidiary’s stockholders, partners or members (or the equivalent Person thereof).

“Revenue Stream” means a right to receive payment in cash of a portion of Monetization Revenues totaling 12x (1,200%) of the Revenue Stream Basis, provided, that upon an acceleration, the Revenue Stream shall represent an absolute entitlement to receive such amounts without regard to the existence of Monetization Revenues.

“Revenue Stream Basis” means the sum of (x) $1,225,000, such being the Revenue Stream Basis with respect to the Revenue Stream on the Amendment Effective Date; plus (y) any additional Revenue Stream Basis with respect to interests in the Company’s Monetization Revenues granted following the Amendment Effective Date, as detailed in Section 2.1.2.

“Secured Parties” means, collectively, the Collateral Agent and the Purchasers, solely with respect to the Note Obligations.

“Security Agreement” means a Security Agreement, dated as of the Closing Date, among the Issuer and the other Persons signatory thereto as Grantors and the Collateral Agent.

“Specified Patents” means Patents the acquisition of which has been financed by Indebtedness incurred under Section 6.7.5.

“Subsidiary” means any other Person of which a specified Person shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

“Synthetic Lease” means a lease that is treated as an operating lease under GAAP and as a loan or other financing for federal income tax purposes.

“Synthetic Lease Obligations” means the aggregate amount of future rental payments under all Synthetic Leases, discounted as if such Synthetic Leases were Capitalized Leases.

“Target” means a Person acceptable to the Collateral Agent in its sole discretion that has entered into a Net Bookings Financing Agreement as herein provided.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

“Warrants” has the meaning provided in the Recitals hereto.

SCHEDULE 2.1

PURCHASERS/SECURITIES

Closing Date Note Purchaser	Closing Date Purchase Price	Original Principal Amount of Notes on the Closing Date
DBD Credit Funding LLC	$12,631,321	$15,000,000

Amendment Effective Date Note Purchaser	Amendment Effective Date Purchase Price	Original Principal Amount of Notes issued on the Amendment Effective Date
DBD Credit Funding LLC	$4,008,829.85	$4,500,000

Closing Date Warrant Purchaser	Closing Date Warrant Purchase Price
DBD Credit Funding LLC	$318,679

Amendment Effective Date Warrant Purchaser	Amendment Effective Date Warrant Purchase Price
DBD Credit Funding LLC	$176,170.15

Revenue Stream Purchaser	Revenue Stream Purchase price as of the Amendment Effective Date
DBD Credit Funding LLC	$1,225,000

Common Stock Purchaser	Purchase Price
DBD Credit Funding LLC	$1,000,000

EXECUTION

Senior Note N-3

Original Principal Amount: $24,500,000

Holder: DBD Credit Funding LLC

SCHEDULE 2.10

WIRE TRANSFER INSTRUCTIONS

DBD Credit Funding LLC

Pay to:	Bank of America
ABA Number:	026-009-593
Account Name:	DBD Credit Funding LLC
Account No.:	4427897119
Reference:	Marathon

SCHEDULE 4.1

COMPANY ORGANIZATION

Entity	Location	Entity Type	Ownership
Motheye Technologies, LLC	Texas	LLC	100%
Sampo IP, LLC	Virginia	LLC	100%
Relay IP, INC.	Delaware	Corp	100%
CyberFone Systems, LLC	Texas	LLC	100%
Vantage Point Technology, Inc.	Texas	Corp	100%
CRFD Research, Inc.	Delaware	Corp	100%
E2E Processing, Inc.	Texas	Corp	100%
Loopback Technologies, Inc.	Delaware	Corp	100%
Loopback Technologies II, Inc.	California	Corp	100%
Signal IP, Inc.	California	Corp	100%
Hybrid Sequence IP, Inc.	Delaware	Corp	100%
Sychronicity IP LLC	Texas	LLC	100%
IP Liquidity Ventures Acquisition LLC	Delaware	LLC	100%
IP Liquidity Ventures, LLC	Delaware	LLC	100%
Sarif Biomedical Acquisition LLC	Delaware	LLC	100%
Sarif Biomedical LLC	Delaware	LLC	100%
DA Acquisition LLC	Texas	LLC	100%
Dynamic Advances, LLC	Texas	LLC	100%
Clouding Corp.	Delaware	Corp	100%
Traverse Technologies Corp.	Texas	Corp	100%
TLI Acquisition Corp.	Virginia	Corp	100%
TLI Communications LLC	Virginia	LLC	100%
Medtech Group Acquisition Corp.	Texas	Corp	100%
Orthophoenix, LLC	Delaware	LLC	100%
TLIF, LLC	Texas	LLC	100%
Bismarck IP Inc.	Delaware	Corp.	100%
Soems Acquisition Corp.	Delaware	Corp.	100%
Selene Communication Technologies Acquisition LLC	Delaware	LLC	100%

Selene Communication Technologies, LLC	Delaware	LLC	100%
Vermilion Participations(1)	Luxembourg	S.a.r.l.	100%
Munitech IP S.a.r.l.	Luxembourg	S.a.r.l.	100%
Marathon Ventures S.a.r.l.	Luxembourg	S.a.r.l.	100%
Nyanza Properties(2)	Luxembourg	S.a.r.l.	100%
Marathon IP GmbH	Germany	GmbH	100%
MedTech Development Deutschland Gmbh	Germany	Corp	100%
Synchronicity IP GmbH	Germany	Corp	100%
TLI Communications GmbH	Germany	Corp	100%
Magnus IP GmbH			100%
3D Nanocolor Corp.	Delaware	Corp	92%
Immaterial Subsidiaries
MPGV I	Delaware	LLC	100%
MPGV II	Delaware	LLC	100%
MPGV III	Delaware	LLC	100%
MPGV IV	Delaware	LLC	100%
MPGV V	Delaware	LLC	100%
MPGV VI	Delaware	LLC	100%
MPGV-TX I	Texas	LLC	100%
MPGV-TX II	Texas	LLC	100%
MPGV-TX IV	Texas	LLC	100%
MPGV-TX V	Texas	LLC	100%
Opus analytics, Inc	Delaware	Corp	100%

(1)  Name to be changed to Marathon Advisors SA

(2)  Name to be changed to PG Technologies S.a.r.l.

SCHEDULE 4.4

REQUIRED CONSENTS

•                  Consent from MedTech Development, LLC

•                  Consent from Grancius IP, LLC

•                  Consent from TechDev Holdings, LLC

•                  Consent from The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education

•                  Consents from the following holders of Notes issued by the Company in favor of multiple investors on October 16, 2014 representing 51% of the outstanding principal amount of $5,550,000:

•                  Barry Honig

•                  Four Kids Investment Funds

•                  Del Mar Master Fund Ltd.

•                  Frost Gamma Investment Trust

•                  Mike Brauser

•                  Merrill Lynch Pierce Fenner and Smith Inc. Custodian FBO Ronald B. Low IRA

•                  Weintraub Capital Management, L.P.

•                  Melechdavid, Inc. Retirement Plan

•                  Alan Honig

•                  Robert S. Colman Trust UDT 3/13/85

•                  John O’Rourke

SCHEDULE 4.5

EXISTING LICENSES

Subsidiary	Defendant	Date of Executed SLA
Medtech	JOLINE	10/26/16
OrthoPhoenix	JOLINE	10/26/16
TLI GMBH	Yahoo! Inc.	10/26/16
TLI GMBH	Tumblr Inc.	10/26/16
Magnus IP	Will Rossellini	09/29/16
OrthoPhoenix	Osteofix, LLC	06/01/16
Signal/Loopback	Kia Motors Corp	05/20/16
Signal/Loopback	Hyundai Motor Company	05/20/16
Medtech	Stryker Corporation	05/05/16
OrthoPhoenix	Stryker Corporation	05/05/16
Signal/Loopback	Nissan North America, Inc.	05/02/16
Signal/Loopback	Mercedes-Benz USA	04/25/16
OrthoPhoenix	Dfine, Inc	04/19/16
Dynamic	Apple, Inc	04/18/16
Signal/Loopback	Mazda Motor of America Inc	04/14/16
OrthoPhoenix	Wright Medical Technology Inc.	04/05/16
TLI Communications	Snapchat, Inc	04/04/16
TLI GMBH	Snapchat, Inc	04/04/16
OrthoPhoenix	Globus Medical, Inc	03/31/16
OrthoPhoenix	Neurotherm, Inc	03/31/16
OrthoPhoenix	Maxxspine Limited	03/31/16
Signal/Loopback	Ford Motor Company	03/17/16
Signal/Loopback	Honda	03/17/16
Signal/Loopback	Subaru of America, Inc	02/17/16
OrthoPhoenix	Titanium2Bone, Inc (Maxxspine sub)	02/09/16
OrthoPhoenix	Maxxspine Limited	12/31/15
OrthoPhoenix	Globus Medical, Inc	12/31/15
OrthoPhoenix	Neurotherm, Inc	12/31/15
Signal/Loopback	Volkswagen Group of America, Inc.	12/15/15
TLI Communications	Facebook, Inc	12/09/15

TLI Communications	Twitter, Inc	12/09/15
TLI Communications	Instagram	12/09/15
TLI Communications	Dropbox	12/09/15
TLI Communications	Samsung	12/09/15
TLI GMBH	Facebook, Inc	12/09/15
TLI GMBH	Twitter, Inc	12/09/15
TLI GMBH	Instagram	12/09/15
TLI GMBH	Dropbox	12/09/15
TLI GMBH	Samsung	12/09/15
TLI GMBH	Google, Inc	12/04/15
IP Liquidity	Schrader-Bridgeport International Inc.	11/15/15
Selene	Trend Micro Incorporated	11/09/15
Selene	Fluke Electronics/Netscout Systems	11/04/15
OrthoPhoenix	Globus Medical, Inc	09/30/15
OrthoPhoenix	Neurotherm, Inc	09/30/15
IP Liquidity	TRW Automotive	09/23/15
OrthoPhoenix	J&J/Deputy Synths Products, Inc	09/22/15
OrthoPhoenix	Osseon LLC	09/17/15
Sampo	Twitter, Inc	09/10/15
OrthoPhoenix	J&J/Deputy Synths Products, Inc	09/01/15
Clouding	ATT Corp	08/24/15
TLI GMBH	Apple, Inc	08/17/15
TLIF	Biomet, Inc.	08/12/15
Signal/Loopback	Porsche Cars North America	08/03/15
Cyberfone	Ricoh Company	07/14/15
Signal/Loopback	Mitsubishi Motors North America	07/10/15
Medtech	Maxxspine Limited	07/01/15
OrthoPhoenix	Maxxspine Limited	07/01/15
Selene	Thomson Reuters	05/26/15
E2E	Nordstrom Inc	05/19/15
Medtech	Direct Flow Medical	05/18/15
E2E	Crocs, Inc	05/05/15
E2E	Hallmark.com, LLC	05/04/15
Medtech	Joimax GmbH	04/28/15
OrthoPhoenix	Joimax GmbH	04/28/15

Vantage	MediaTek USA Inc	04/09/15
Vantage	Qualcomm Incorporated	04/03/15
Sarif	Varian Medical Systems Inc	04/02/15
Selene	EMC Corporaiton	04/01/15
Signal/Loopback	Jaguar Land Rover North America LLC	04/01/15
Vantage	Texas Instruments Inc	03/30/15
Vantage	Kyocera Communications Inc	03/24/15
Clouding	Dropbox, Inc	03/19/15
Vantage	Dropbox, Inc	03/18/15
OrthoPhoenix	Ascendx Spine Inc	03/09/15
Selene	Reed Elsevier	03/09/15
Signal/Loopback	Volvo Cars of North America, LLC	02/27/15
Vantage	Amazon.com, Inc	02/23/15
Vantage	Broadcom Corp	02/23/15
Vantage	HTC Corp	02/23/15
Vantage	Huawei Technologies	02/23/15
Vantage	Microsoft Corp.	02/23/15
Vantage	NEC Corp	02/23/15
Vantage	Samsung Electronics Co	02/23/15
Vantage	Apple Inc	02/23/15
Vantage	Panasonic Corp	02/23/15
Vantage	Sharp Corp	02/23/15
Vantage	Box, Inc	02/23/15
Vantage	Google Inc	02/23/15
Vantage	SugarSync, Inc	02/10/15
Selene	Alert Logic Inc	01/29/15
Medtech	Optimed Medizinische GmBH	01/28/15
OrthoPhoenix	Optimed Medizinische GmBH	01/28/15
TLI Communications	Smugmug, Inc	01/14/15
Medtech	Argomedical GmBH	01/13/15
OrthoPhoenix	Argomedical GmBH	01/13/15
TLI Communications	Photobucket.com, Inc	01/13/15
Sarif	Accuray Inc	01/06/15
TLIF	Alphatec Holdings, Inc	01/02/15

TLI Communications	WHI, Inc	12/31/14
CRFD	Akamai	11/16/14
TLIF	LDR Holding Corp	11/14/14
Vantage	Viewsonic	11/14/14
Clouding	CA Inc	10/30/14
Selene	Monster Worldwide	10/29/14
Relay	Adtran	10/02/14
Clouding	Amazon	09/30/14
Clouding	Citrix	09/30/14
Clouding	Google	09/30/14
Clouding	HP	09/30/14
Clouding	Rackspace	09/30/14
Clouding	SAP	09/30/14
Clouding	Verizon	09/30/14
Selene	Barracuda Networks, Inc.	09/30/14
Selene	Google Inc.	09/30/14
Selene	Hewlett-Packard Company	09/30/14
Selene	Juniper Networks, Inc.	09/30/14
Selene	LinkedIn Corporation	09/30/14
Selene	Extreme Networks, Inc. - Enterasys Networks, Inc.	09/30/14
Selene	McAfee Inc.	09/30/14
Selene	Oracle Corporation	09/30/14
Selene	Verizon Communications, Inc.	09/30/14
Selene	Dell Inc.	09/30/14
Selene	Rackspace US Inc.	09/30/14
Selene	Cisco Systems, Inc.	09/30/14
Selene	Riverbed Technology	07/28/14
Cyberfone	Toshiba	07/15/14
Cyberfone	Mitsubishi	07/11/14
CRFD	Limelight	07/08/14
Sampo	Tibco	07/02/14
Sampo	Intuit	07/02/14
Selene	Fortinet	06/30/14
IP Liquidity	Microsoft	06/16/14

Cyberfone	Konica Minolta	06/09/14
CRFD	Amazon	05/06/14
CRFD	Cox	05/06/14
CRFD	CSC/Cablevision	05/06/14
CRFD	DirecTV	05/06/14
CRFD	F5 Networks	05/06/14
CRFD	Time Warner	05/06/14
CRFD	Verizon	05/06/14
Cyberfone	Vizio	04/21/14
Vantage	WaCom	04/10/14
Cyberfone	UPS/Ingenico	03/31/14
Relay	Allied Telesis Holdings	03/13/14
Relay	Avaya, Inc	03/13/14
Relay	Bloomberg LP	03/13/14
Relay	Brocade	03/13/14
Relay	BT Group PLC	03/13/14
Relay	Cablevision/CSC Holdings	03/13/14
Relay	Cisco Systems, Inc	03/13/14
Relay	Enterasys Networks, Inc	03/13/14
Relay	Extreme Networks, Inc	03/13/14
Relay	Hewlett-Packard Company	03/13/14
Relay	Juniper Networks, Inc	03/13/14
Relay	Savvis Inc	03/13/14
Relay	Securities Industry Automation	03/13/14
Relay	Sprint Nextel Corporation	03/13/14
Relay	Thomsons Reuters Finance Company	03/13/14
Relay	BATS Trading, Inc	03/13/14
Relay	CBOE Holdings Inc	03/13/14
Relay	Direct Edge ECN LLC	03/13/14
Relay	Factset Research Systems, Inc	03/13/14
Relay	LEK Securities Corp	03/13/14
Relay	The Nasdaq OMX Group Inc	03/13/14
Relay	Trading Technologies International Inc	03/13/14
Relay	Transaction Network Services, Inc	03/13/14
Sampo	Blackboard	03/13/14

Sampo	Salesforce	03/13/14
Sampo	Linkedin	03/13/14
Sampo	Ebay	03/13/14
Sampo	Amazon	03/13/14
Sampo	Facebook	03/13/14
Relay	Zhone	12/22/13
Cyberfone	Alcatel-Lucent	12/11/13
Cyberfone	Audiocodes	12/10/13
Cyberfone	Memorex	10/30/13
Cyberfone	Verifone	10/29/13
Relay	Huawei	09/30/13
Cyberfone	Nintendo	09/11/13
Sampo	Rally Dev	08/08/13
Cyberfone	ZTE	07/23/13
Relay	D-Link Corporation	07/23/13
Sampo	Hyperoffice	07/17/13
Sampo	Jive	07/01/13
Cyberfone	Equinox	06/19/13
Cyberfone	Denon	05/20/13
Cyberfone	Siemens	05/06/13

SCHEDULE 4.6

PATENT AGREEMENTS

•      Patent Purchase Agreement by and between Siemens Enterprise Communications Gmbh & Co. KG and CyberFone Systems, LLC dated May 6, 2013

•      Patent Purchase Agreement by and among Clouding IP, LLC, Clouding Corp. and the Company dated August 29, 2014

•      Patent Purchase Agreement by and between TeleCommunication Systems, Inc. and CRFD Research, Inc. dated September 27, 2013

•      License Agreement by and between TeleCommunication Systems, Inc. and CRFD Research, Inc. dated September 27, 2013

•      Merger Agreement by and among Cyberfone Systems, LLC, TechDev Holdings, LLC, The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education and Cyberfone Acquisition Corporation dated April 22, 2013

•      Agreement by and among TechDev Holdings, LLC, The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education, DA Acquisition LLC and the Company dated May 2, 2014

•      Patent Purchase Agreement by and between TT IP, LLC and the Company dated October 15, 2013

•      Patent Purchase Agreement by and between Avaya Inc. and Cyberfone Systems, LLC dated June 28, 2012

•      Agreement by and between Granicus IP, LLC, The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education, IP Liquidity Ventures Acquisition LLC and the Company dated May 2, 2014

•      Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated October 31, 2013

•      Amendment to the Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated December 16, 2013

•      Interest Sale Agreement by and among MedTech Development, LLC, Medtech Group Acquisition Corp. and the Company dated October 13, 2014

•      Patent Sale and Purchase Agreement by and between MOSAID Technologies Inc. and Relay IP, Inc. dated April 11, 2013

•      Asset Purchase Agreement by and between GroupServe IP Trust, LLC and LVL Patent Group, LLC dated June 10, 2012

•      Agreement by and between TechDev Holdings, LLC, Sarif Biomedical Acquisition LLC and the Company dated May 2, 2014

•      Interest Sale Agreement by and among HeliosIP, LLC and Selene Communication Technologies Acquisition LLC and the Company dated June 16, 2014

•      Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated October 31, 2013

•      Amendment to the Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated December 16, 2013

•      Interest Purchase Agreement by and among Robert A. Whitman, Mark S. Raskin, Eric Berger, Arnold Olefson, Eugene Yuan, Todd Ihrman, Thomas Tedino, James Parker, Dr. Heinz Mattes, and Jason LaBerteaux, TLI Communications LLC, TLI Acquisition Corp. and the Company dated September 19, 2014

•      Patent Purchase Agreement by and between Intergraph Corporation and Vantage Point Technology, Inc. dated September 25, 2013

•      Patent Purchase Agreement by and between Cirrex Systems, LLC and Motheye Technologies, LLC dated September 13, 2016

•      Patent Purchase Agreement by and between Dan Schlager and Synchronicity IP GmbH dated October 16, 2015

•      Patent Purchase Agreement by and between CPT IP Holdings, LLC and Traverse Technologies Corp. dated August 3, 2016

•      Patent Purchase Agreement by and between Siemens Aktiengesellschaft and Munitech IP S.a.r.l dated June 27, 2016

•      Patent Purchase Agreement by and between Siemens Switzerland Ltd. and SCUR-Alpha 990 GmbH  dated July 5, 2016

SCHEDULE 6.7

EXISTING INDEBTEDNESS

1)             $500K secured note issued to Weitraub Capital that matures in October 2017.

SCHEDULE 6.8

EXISTING LIENS

None

SCHEDULE 6.12

POST CLOSING ACTIONS

File releases of security interests:

7065566                       Comerica Bank-California Successor by Merger to Imperial Bank recorded on 5/21/02 at reel/frame 013181/0638

7032011                       Stata Venture Partners, LLC, recorded on 1/3/02 at reel/frame 012449/0151

7596784                       Gatx Ventures, Inc. and Silicon Valley Bank, recorded on 1/22/02 at reel/frame 012493/0729

7237023                       Comerica Bank-California Successor by merger to Imperial Bank, recorded on 5/21/02 at reel/frame 013181/0638

5537585                       Correct as needed after inspection of releases (cover sheets are not properly filled out); releases recorded on 8/6/99 and 10/22/99

5,898,674                 Wells Fargo Bank, National Association, recorded on 4/26/12 at reel/frame 028115/0393

5898674                       Wells Fargo Bank, National Association, recorded on 4/26/12 at reel/frame 028115/0393

5427327                       Bank of New York, recorded on 4/9/02 at reel/frame 012762/0098

Record missing inventor assignments:

7166121                       No inventor assignments; parent is CIP

6981981                       No inventor assignments ; none parent

6663647                       No inventor assignments; none in parent

6979341                       No inventor assignment; parent is CIP

6863672                       No inventor assignments; none in parent

7043320                       No inventor assignments

7044954                       No inventor assignments; parent is CIP

7967827                       No inventor assignments; parent is CIP

8246681                       No inventor assignments

8317865                       No inventor assignments; parent is CIP

7818082                       No inventor assignments

7879038                       No inventor assignments

7909827                       No inventor assignments

7634563                       Only one inventor assigned to Altiris, Inc.; 2 others missing

7764681                       No inventor assignments

7682364                       No inventor assignments see parent; divisional parent has no inventors assignments; CIP is next parent

7406359                       No inventor assignments

5825891                       No inventor assignments

6161149                       No inventor assignment

6440138                       No inventor assignment

5434170                       No inventor assignment

6235043                       No inventor assignments

6066154                       No inventor assignments

13/188943            No inventor assignments

Record the ownership of a Guarantor entity all of the U.S., German, UK and Chinese Patents set forth on Schedule I(a) which are not currently assigned of record to and do not show a Guarantor entity as a current owner.  In Germany, the UK and China, this will require filing an assignment for each and every issued Patent and pending Patent application in these three countries and then to file a security interest against each such Patent and pending Patent application to reflect the security interest of the Collateral Agent.  In the U.S., this would include filing assignments for the Patents set forth on Schedule I(a) that currently indicate third party ownership which include the following entities:

Andrulis Pharmaceuticals Corporation

Bridgestone Americas Tire Operations, LLC

Delphi Technologies Inc.

Kyphon Sarl

Medtronic, Inc.

AT&T Corp.

GE Medical Systems Global Technology Company, LLP

Warsaw Orthopedic, Inc.

Microsoft Corporation

Paradyne Corporation

Symantec Corporation

The relevant Patents currently assigned to such third party entities include, but are not limited to:

5731325

5434170

5562787

6175299

5827289

8092480

6235043

5755725

6140346

7231023

7161476

6630885

5801619

5418722

6151540

7178139

6219606

6369703

5999871

7,254,621

6979341

6726691

6716216

7938835

7815649

7722624

7241303

6066154

6645213

6641587

6719773

7081122

7166121

6814736

7153306

6575919

6607544

8187327

7959638

7682364

7261720

6048346

D512506

D506828

D467657

D449691

D482787

D483495

D469871

D472323

D439980

D490159

D492775

D492032

D495417

11/773871

7875035

8226717

8152813

7967827

8454663

8246681

8317865

7927339

7704256

6790230

7799078

6269382

5898674

5898674

7065566

7803188

6269082

SCHEDULE 6.12.5

POST CLOSING OBLIGATIONS

(POST-AMENDMENT EFFECTIVE DATE OBLIGATIONS)

Deliver, in form, scope and substance satisfactory to the Collateral Agent, each of the following:

1.                                      On or before January 11, 2017, evidence that the following entities are in good standing in the jurisdiction of its formation of incorporation, as applicable:

Sampo IP, LLC (Virginia)

Vantage Point Technology, Inc. (Texas)

2.                                      On or before January 27, 2017, delivery of documentation confirming the outstanding amount, and reflecting the subordination (both in terms of payment and lien priority), of the Weintraub Note.

3.                                      On or before January 27, 2017, delivery of a duly authorized and filed Uniform Commercial Code Amendment (or UCC-3) to the Uniform Commercial Code Financing Statement filed in Delaware and having document number 2014027493-5, which evidences (a) that Marathon Patent Group, Inc. and MedTech Group Acquisition Corp. have been deleted as Debtors and (b) Schedule 1 thereto only identifying Weintraub Capital Management, L.P. as a Purchaser.

4.                                      Evidence that each of the following entities have been dissolved or cancelled in accordance with applicable and all assets of such entities (if any) have been transferred to the Issuer or a Guarantor:

Selene Communications Technologies, LLC (Delaware)

TLI Acquisition Corp. (Virginia)

5.                                      Collateral Documents and filings necessary or appropriate or as otherwise requested by the Collateral Agent in furtherance of Section 6.12 to perfect its security interest and Liens in such entities assets (including Patents) in any foreign jurisdiction identified by the Collateral Agent in each of the following entities:

Magnus IP GmbH (Germany)

Munitech IP SARL (Luxembourg)

Vermilion Participations (to be renamed Marathon Advisors SA following the Amendment Effective Date) (Luxembourg)

Marathon Ventures SARL (Luxembourg)

Nyanza Properties (to be renamed PG Technologies SARL following the Amendment Effective Date) (Luxembourg)

Marathon IP GmbH (Germany)

MedTech Development Deutschland GmbH (Germany)

Synchronicity IP GmbH (Germany)

TLI Communications GmbH (Germany)

6.                                      Pledge agreements or other applicable Collateral Documents and filings or as otherwise requested by the Collateral Agent to perfect the Lien of the Collateral Agent in the pledge of 100% of all equity of each of the following entities:

Magnus IP GmbH (Germany)

Munitech IP SARL (Luxembourg)

Vermilion Participations (to be renamed Marathon Advisors SA following the Amendment Effective Date) (Luxembourg)

Marathon Ventures SARL (Luxembourg)

Nyanza Properties (to be renamed PG Technologies SARL following the Amendment Effective Date) (Luxembourg)

Marathon IP GmbH (Germany)

MedTech Development Deutschland GmbH (Germany)

Synchronicity IP GmbH (Germany)

TLI Communications GmbH (Germany)

SCHEDULE 9.3

NOTICES

Notices to the Company should be sent to the following:

Marathon Patent Group, Inc.

11100 Santa Monica Blvd., Suite 380

Los Angeles, CA 90025

Attn: Chief Executive Officer

Tel: 800-804-1690

Email: doug@marathonpg.com

With a copy to:

Harvey J. Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Phone: (212) 930-9700

Email: hkesner@srfkllp.com

and

Edward H. Schauder, Esq.

c/o Steiner Sports

145 Huguenot Street

New Rochelle, NY 10801

Phone: (914) 307-1130

Email: eschauder@steinersports.com

Notices to the Collateral Agent or the Purchasers should be sent to the following:

Yoni Shtein

Vice President

Intellectual Property Finance Group

Fortress Investment Group

One Market Plaza

Spear Tower, 42nd Floor

San Francisco, CA 94105

Phone: 415-284-7415

Email: jnoble@fortress.com

cc:                                yshtein@fortress.com

With a copy to (which copy shall not constitute notice):

Alyson Allen

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Tel: 617-951-7483

Email: alyson.allen@ropesgray.com

SCHEDULE I(a)

PATENTS

Subsidiary	Country	Patent #	APLN #	Expiry Date	Status
Bismarck	US	5734832	08/713,355	09/13/16	Issued-Live
Bismarck	US	5883896	08/670,225	06/21/16	Issued-Live
Bismarck	US	6674848	09/341,211	01/22/18	Issued-Live
Bismarck	GERMANY	DE19523797	DE1995123797	09/15/15	Issued-Live
Bismarck	GERMANY	DE59610494	EP19960114172	09/15/15	Issued-Live
Bismarck	GERMANY	DE59809340	EP19980907853	02/05/17	Issued-Live
Bismarck	EPO	EP0763954	EP19960114172	09/15/15	Issued-Live
Bismarck	ITALY	IT1285210	IT1996MI01292	09/15/15	Issued-Live
Bismarck	FRANCE	FR2736233	DE1995123797	09/15/15	Issued-Live
Bismarck	GREAT BRITAIN	GB2303021	DE1995123797	09/15/15	Issued-Live
Bismarck	SWITZERLAND	CN1085472	DE1995123797	09/15/15	Issued-Live
Bismarck	EPO	EP0958691	EP19980907853	02/05/17	Issued-Live
Bismarck	CHINA	CN1132398	EP19980907853	02/05/17	Issued-Live
Bismarck	FRANCE	FR 0958691	EP19980907853	02/05/17	Issued-Live
Bismarck	GREAT BRITAIN	GB 0958691	EP19980907853	02/05/17	Issued-Live
Bismarck	ITALY	IT 0958691	EP19980907853	02/05/17	Issued-Live
Bismarck	GERMANY	PCT/DE98/00196	EP19980907853		Issued-Live
Clouding	US	5678042	08/590528	11/15/13	Issued-Live
Clouding	US	5944782	08/732019	10/16/16	Issued-Live
Clouding	US	6574657	09/303958	05/03/19	Issued-Live
Clouding	US	6738799	10/452156	05/03/19	Issued-Live
Clouding	US	7596784	09/950559	02/02/26	Issued-Live
Clouding	US	8533674	12/415435	10/23/23	Issued-Live
Clouding	US	6963908	09/709505	08/15/22	Issued-Live
Clouding	US	7237023	10/063232	06/23/23	Issued-Live
Clouding	US	6925481	09/848394	08/08/23	Issued-Live
Clouding	US	5832522	08/650114	02/25/14	Issued-Live
Clouding	US	5825891	08/959919	01/16/16	Issued-Live
Clouding	US	6021408	08/713204	09/12/16	Issued-Live
Clouding	US	5819296	08/741661	10/31/16	Issued-Live
Clouding	US	5944839	08/820573	03/19/17	Issued-Live
Clouding	US	6029246	08/829609	03/31/17	Issued-Live
Clouding	US	5978805	08/856111	05/15/16	Issued-Live

Clouding	US	6269382	09/144409	08/31/18	Issued-Live
Clouding	US	6654746	09/304295	05/03/19	Issued-Live
Clouding	US	7065637	09/662990	01/01/23	Issued-Live
Clouding	US	6631449	09/972831	03/16/22	Issued-Live
Clouding	US	6662310	09/438135	11/10/19	Issued-Live
Clouding	US	7231659	10/071548	08/15/23	Issued-Live
Clouding	US	7292585	10/403919	11/08/25	Issued-Live
Clouding	US	7032089	10/457670	05/09/24	Issued-Live
Clouding	US	7917902	12/053448	03/29/29	Issued-Live
Clouding	US	7600014	09/991127	06/11/24	Issued-Live
Clouding	US	5537585	08/201658	02/25/14	Issued-Live
Clouding	US	6918014	10/679863	10/05/21	Issued-Live
Clouding	US	7032011	09/852011	01/11/23	Issued-Live
Clouding	US	7254621	11/075437	01/04/22	Issued-Live
Clouding	US	7272708	11/471063	09/15/20	Issued-Live
Clouding	US	7571290	11/406015	06/28/23	Issued-Live
Clouding	US	7634563	11/696215	06/08/21	Issued-Live
Clouding	US	7836292	11/857078	12/25/20	Issued-Live
Clouding	US	8032626	11/863027	09/20/24	Issued-Live
Clouding	US	6630946	09/438076	11/10/19	Issued-Live
Clouding	US	5873103	08/920344	02/25/14	Issued-Live
Clouding	US	7082521	09/663252	06/24/22	Issued-Live
Clouding	US	7653059	10/403261	05/14/25	Issued-Live
Clouding	US	7467194	10/609985	11/26/26	Issued-Live
Clouding	US	7764681	11/763247	01/16/24	Issued-Live
Clouding	US	7036006	10/066324	02/14/23	Issued-Live
Clouding	US	7278142	09/861483	03/09/23	Issued-Live
Clouding	US	7457944	11/492332	11/01/20	Issued-Live
Clouding	US	7496920	11/767666	05/17/21	Issued-Live
Clouding	US	7702892	11/243129	12/22/22	Issued-Live
Clouding	US	9110725	12/277038	08/24/20	Issued-Live
Clouding	US		10/609971		App-Live
Clouding	US		12/391509		App-Live
Clouding	US		12/946448		App-Live
Clouding	US		13/959807	08/31/03	App-Live
Clouding	US		08/950384		App-Live
Clouding	EPO	EP 0968467 (99703190000 EP)		03/19/17	Issued-Live
Clouding	GERMANY	DE 69810910.4 (99703190000 DE)		03/19/17	Issued-Live
Clouding	JAPAN	JP 1995-514506			Issued-Live
Clouding	AUSTRALIA	AU 693868			Issued-Live
Clouding	CANADA	CA 2183973			Issued-Live

Clouding	GERMANY	DE 69513956.8			Issued-Live
Clouding	EPO	EP 0746819			Issued-Live
Clouding	FRANCE	FR 0746819			Issued-Live
Clouding	GREAT BRITAIN	GB 0746819			Issued-Live
Clouding	ITALY	IT 0746819			Issued-Live
Clouding	JAPAN	JP 3786955			Issued-Live
Clouding	EPO	EP 1004069			Issued-Live
CRFD	US	7191233	09/953,408	08/19/23	Issued-Live
CRFD	US	7574486	09/707,770	07/26/21	Issued-Live
CRFD	US	7624185	11/701,367	09/17/21	Issued-Live
CRFD	US	8650307	12/588,433	09/17/21	Issued-Live
CRFD	US	8793341	12/458,154	05/25/21	Issued-Live
CRFD	US		14/147,865		App-Live
Cyberfone	US	5414219	08/232,791	04/22/14	Issued-Live
Cyberfone	US	5427327	08/127,022	09/27/13	Issued-Live
Cyberfone	US	5805676	08/446,546	09/08/15	Issued-Live
Cyberfone	US	5987103	08/909,408	05/19/15	Issued-Live
Cyberfone	US	6044382	08/877,636	05/19/15	Issued-Live
Cyberfone	US	6574314	09/390,798	05/19/15	Issued-Live
Cyberfone	US	6973477	09/589,814	11/11/17	Issued-Live
Cyberfone	US	7334024	11/055,470	01/14/16	Issued-Live
Cyberfone	US	7778395	11/734,722	05/19/15	Issued-Live
Cyberfone	US	8019060	11/849,952	05/19/15	Issued-Live
Cyberfone	CANADA	CA 2221853	CA 2221853	09/15/15	Issued-Live
Cyberfone	CANADA	CA 2295139	CA 2295139	09/15/15	Issued-Live
Cyberfone	CANADA	CA 2411458	CA 2411458	06/07/20	Issued-Live
Cyberfone	EPO	EP1311961	1942071	06/07/20	Issued-Live
Cyberfone	FRANCE	FR 1311961	1942071	06/07/20	Issued-Live
Cyberfone	EPO	EP886954	96915846.8	05/19/15	Issued-Live
Cyberfone	GERMANY	DE 69636128.0	96915846.8	09/15/15	Issued-Live
Cyberfone	EPO	EP0996895	98931240	06/20/17	Issued-Live
Cyberfone	BELGIUM	BE 0996895	98931240	09/15/15	Issued-Live
Cyberfone	SWITZERLAND	CH 0996895	98931240	09/15/15	Issued-Live
Cyberfone	GREAT BRITAIN	GB 0996895	98931240	09/15/15	Issued-Live
Cyberfone	IRELAND	IE 0996895	98931240	09/15/15	Issued-Live
Cyberfone	LUXEMBOURG	LU 0996895	98931240	09/15/15	Issued-Live
Cyberfone	MONACO	MC 0996895	98931240	09/15/15	Issued-Live
Cyberfone	NETHERLANDS	NL 0996895	98931240	09/15/15	Issued-Live
Cyberfone	ISRAEL	IL 153300	IL 153300	06/07/20	Issued-Live
Cyberfone	SOUTH KOREA	KR 10-0767513-0000	KR 10-2002-7016744	06/07/20	Issued-Live

Cyberfone	MEXICO	MX 197006	MX 9708955	09/15/15	Issued-Live
Cyberfone	MEXICO	MX 217926	MX 99011824	09/15/15	Issued-Live
Cyberfone	TAIWAN	TW 448364	TW 087109969	09/15/15	Issued-Live
Dynamic	US	5327893	07/962,777	10/19/12	Issued-Live
Dynamic	US	5637185	08/413,487	03/30/15	Issued-Live
Dynamic	US	7177798	09/861,860	04/07/20	Issued-Live
Dynamic	US	7306337	10/787,359	03/06/23	Issued-Live
E2E	US	6981222	09/928,863	04/27/20	Issued-Live
E2E	US	7043320	10/846,204	10/16/23	Issued-Live
E2E	US	7406359	11/382,093	12/20/23	Issued-Live
E2E	US	7818082	12/010,476	07/18/24	Issued-Live
Hybrid	US	5898674		11/14/15	Issued-Live
Hybrid	US	6269082	09/079,048	07/07/17	Issued-Live
IP Liquidity	US	5434170	08/172,155	12/23/13	Issued-Live
IP Liquidity	US	5731325	08/471,353	06/06/15	Issued-Live
IP Liquidity	US	6140346	09/071,813	06/06/15	Issued-Live
IP Liquidity	US		13/681,320		App-Live
Loopback	US	5418722	08/205,464	03/04/14	Issued-Live
Loopback	US	5801619	08/927,588	03/04/16	Issued-Live
Loopback	US	5999871	08/695,814	08/05/16	Issued-Live
Loopback	US	6151540	09/309,848	05/11/19	Issued-Live
Loopback	US	6175299	08/610,021	03/04/16	Issued-Live
Loopback	US	6219606	09/192,523	11/16/18	Issued-Live
Loopback	US	6369703	09/607,302	06/30/20	Issued-Live
Loopback	US	7178139	10/229,832	08/27/22	Issued-Live
Loopback	EPO	EP0823356		08/05/16	Issued-Live
Magnus IP	US	8131399	10/353,142	07/15/27	Issued-Live
Magnus IP	US	8538589	13/366,095	01/28/23	Issued-Live
Magnus IP	US	7860495	10/915,034	10/28/29	Issued-Live
Magnus IP	US	8200273	12/953,244	08/09/24	Issued-Live
Magnus IP	US	7139239	10/958,770	10/05/24	Issued-Live
Magnus IP	US	7437596	11/538,654	10/05/24	Issued-Live
Magnus IP	US	7664573	10/952,705	07/24/25	Issued-Live
Magnus IP	US	7746887	11/402,743	04/28/29	Issued-Live
Magnus IP	US	9030315	11/846,218	12/09/31	Issued-Live
Magnus IP	US	8264371	11/969,111	06/11/31	Issued-Live
Magnus IP	US	8224282	12/406,799	10/15/30	Issued-Live
Magnus IP	US	8350691	12/269,136	02/01/25	Issued-Live
Magnus IP	US	7363036	10/824,800	06/20/24	Issued-Live
Magnus IP	AUSTRIA	AT530961	3735054.3	01/28/22	Issued-Live
Magnus IP	BRASIL	PI0710612	BR0710612		App-Live

Magnus IP	BRASIL		PI0821881-1		App-Live
Magnus IP	CANADA	2647652	2647652	04/12/26	Issued-Live
Magnus IP	CANADA	2711225	2711225	01/03/28	Issued-Live
Magnus IP	SWITZERLAND	CH1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	SWITZERLAND	CH1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	SWITZERLAND	CH1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	SWITZERLAND	CH2225854	8869509.3	01/03/28	Issued-Live
Magnus IP	CHINA	CN101422019	200780012887.4	04/12/26	Issued-Live
Magnus IP	CHINA	CN101971568	200880123790.5	01/03/28	Issued-Live
Magnus IP	CHINA		201410392441	04/12/26	App-Live
Magnus IP	GERMANY	DE602005029532.1	5109169.2	10/05/24	Issued-Live
Magnus IP	GERMANY	DE602005039869.4	5108954.8	09/29/24	Issued-Live
Magnus IP	GERMANY	DE602005042990.5	5012617.6	08/09/24	Issued-Live
Magnus IP	GERMANY	DE602008030307.1	8869509.3	01/03/28	Issued-Live
Magnus IP	GERMANY	DE60330750.7	3707570.2	01/28/22	Issued-Live
Magnus IP	GERMANY	DE60338908.2	3735054.3	01/28/22	Issued-Live
Magnus IP	GERMANY		112007001804	08/29/26	App-Live
Magnus IP	EPO	EP1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	EPO	EP1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	EPO	EP1494191	4100499.5	04/17/23	Issued-Live
Magnus IP	EPO	EP1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	EPO	EP1643324	5108954.8	09/29/24	Issued-Live
Magnus IP	EPO	EP1646185	5109169.2	10/05/24	Issued-Live
Magnus IP	EPO	EP2225854	8869509.3	01/03/28	Issued-Live
Magnus IP	EPO		7101252	10/05/24	App-Live
Magnus IP	EPO		7774303.7	04/12/26	App-Live
Magnus IP	EPO		13172203.5	08/09/24	App-Live
Magnus IP	EPO		13172204.3	08/09/24	App-Live
Magnus IP	FINLAND	FI1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	FRANCE	FR1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	FRANCE	FR1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	FRANCE	FR1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	FRANCE	FR1643324	5108954.8	09/29/24	Issued-Live
Magnus IP	FRANCE	FR1646185	5109169.2	10/05/24	Issued-Live
Magnus IP	FRANCE	FR2225854	8869509.3	01/03/28	Issued-Live
Magnus IP	UNITED KINGDOM	GB1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	UNITED KINGDOM	GB1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	UNITED KINGDOM	GB1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	UNITED KINGDOM	GB2225854	8869509.3	01/03/28	Issued-Live

Magnus IP	ITALY	IT1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	ITALY	IT1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	ITALY	IT1643324	5108954.8	09/29/24	Issued-Live
Magnus IP	ITALY	IT1646185	5109169.2	10/05/24	Issued-Live
Magnus IP	ITALY	IT2225854	8869509.3	01/03/28	Issued-Live
Magnus IP	SOUTH KOREA	101272384	1020107014107	04/12/26	Issued-Live
Magnus IP	SOUTH KOREA	KR101202914B1	1020107014718	01/03/28	Issued-Live
Magnus IP	MEXICO	MX313282	MX/a/2010/007211	01/03/28	App-Live
Magnus IP	MEXICO	MX322526	MX/a/2013/010239	01/03/28	App-Live
Magnus IP	NETHERLANDS	NL1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	NETHERLANDS	NL1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	NETHERLANDS	NL1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	NETHERLANDS	NL1643324	5108954.8	09/29/24	Issued-Live
Magnus IP	NETHERLANDS	NL1646185	5109169.2	10/05/24	Issued-Live
Magnus IP	SWEDEN	SE1470456	3707570.2	01/28/22	Issued-Live
Magnus IP	SWEDEN	SE1470457	3735054.3	01/28/22	Issued-Live
Magnus IP	SWEDEN	SE1626532	5012617.6	08/09/24	Issued-Live
Magnus IP	SWEDEN	SE2225854	8869509.3	01/03/28	Issued-Live
Medtech	US	6790230	10/135,431	08/13/17	Issued-Live
Medtech	GERMANY	10121210.3	10121210.0 (DE)	07/21/22	Issued-Live
Motheye	US	6483635	09/876897	06/07/21	Issued-Live
Munitech IP	US	7095730	09/699,835	11/13/20	Issued-Live
Munitech IP	US	6885875	09/806,646	10/08/19	Issued-Live
Munitech IP	US	6389300	09/849,909	11/02/19	Issued-Live
Munitech IP	US	6879823	09/831,179	11/02/19	Issued-Live
Munitech IP	US	7088697	09/857,884	12/01/19	Issued-Live
Munitech IP	US	8565429	10/463,426	03/04/26	Issued-Live
Munitech IP	US	7139550	10/608,188	12/22/21	Issued-Live
Munitech IP	US	RE40791	12/004,440	07/12/21	Issued-Live
Munitech IP	US		10/332,963		App-Live
Munitech IP	US	7260088	10/482,176	01/02/24	Issued-Live
Munitech IP	US	7212807	10/186,365	05/25/24	Issued-Live
Munitech IP	US	7386300	10/514,651	08/26/23	Issued-Live
Munitech IP	US	8081587	10/523,065	07/11/24	Issued-Live
Munitech IP	US	8271012	10/544,378	04/05/27	Issued-Live
Munitech IP	AUSTRIA	E306770	2743202	10/12/25	Issued-Live
Munitech IP	AUSTRIA	E360331	1115522.3	04/18/27	Issued-Live
Munitech IP	AUSTRIA	E441295	7006614.7	08/26/29	Issued-Live
Munitech IP	AUSTRIA	E513432	9008017.7	06/15/31	Issued-Live

Munitech IP	AUSTRIA	E511325	9008016.9	05/25/31	Issued-Live
Munitech IP	AUSTRIA				App-Live
Munitech IP	AUSTRALIA	760714	58051/00	09/11/23	Issued-Live
Munitech IP	BELGIUM	1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	BELGIUM	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	BELGIUM	2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	BELGIUM	2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	BELGIUM	1590982	4705057	06/21/26	Issued-Live
Munitech IP	CANADA				App-Live
Munitech IP	SWITZERLAND	1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	SWITZERLAND	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	SWITZERLAND	2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	SWITZERLAND	2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	CHINA	CN1153380C	98813112.9	06/09/24	Issued-Live
Munitech IP	CHINA	CN1306721C	200310113846.8	03/21/27	Issued-Live
Munitech IP	CHINA	CN1135734C	99811919.9	01/21/24	Issued-Live
Munitech IP	CHINA	CN1265671C	99813066.4	07/19/26	Issued-Live
Munitech IP	CHINA	CN1132487C	99813020.6	12/24/23	Issued-Live
Munitech IP	CHINA	CN1132488C	99814352.9	12/24/23	Issued-Live
Munitech IP	CHINA	CN1314277C	3138161.8	05/02/27	Issued-Live
Munitech IP	CHINA	CN1316834C	03138157.X	05/16/27	Issued-Live
Munitech IP	CHINA	CN1130099C	811464.1	12/03/23	Issued-Live
Munitech IP	CHINA	CN1183791C	01815235.X	01/05/25	Issued-Live
Munitech IP	CHINA	CN100574286C	2812938.5	12/23/29	Issued-Live
Munitech IP	CHINA	CN1631048B	03803610.X	03/09/31	Issued-Live
Munitech IP	CHINA		201110284074.9		App-Live
Munitech IP	CHINA	CN1675943B	3818627.6	11/23/31	Issued-Live
Munitech IP	CHINA	CN100466823C	200480003403.6	03/04/29	Issued-Live
Munitech IP	GERMANY	59803477.3	98942499.9	03/20/22	Issued-Live
Munitech IP	GERMANY	59904989.8	99970525.4	04/09/23	Issued-Live
Munitech IP	GERMANY	59914201.4	2023967.9	02/14/27	Issued-Live
Munitech IP	GERMANY	59908434	99959232.2	01/28/24	Issued-Live
Munitech IP	GERMANY	59910602.6	99966808	09/22/24	Issued-Live
Munitech IP	GERMANY	50010928.1	943674.2	08/10/25	Issued-Live
Munitech IP	GERMANY	50013577	3003072	10/04/26	Issued-Live
Munitech IP	GERMANY	50010940	3003073.8	08/10/25	Issued-Live
Munitech IP	GERMANY	50104413.2	1955236.3	11/03/24	Issued-Live
Munitech IP	GERMANY	50204545	2743202	10/12/25	Issued-Live
Munitech IP	GERMANY	60127949.2	1115522.3	04/18/27	Issued-Live
Munitech IP	GERMANY	60139728.2	7006614.7	08/26/29	Issued-Live

Munitech IP	GERMANY	60144813.8	9008017.7	06/15/31	Issued-Live
Munitech IP	GERMANY	60144718.2	9008016.9	05/25/31	Issued-Live
Munitech IP	GERMANY	10235470	10235470.7	10/06/25	Issued-Live
Munitech IP	GERMANY	50314325.1	6001054.3	05/02/32	Issued-Live
Munitech IP	GERMANY	50 2004 000 831.3	4705057	06/21/26	Issued-Live
Munitech IP	DENMARK	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	EPO	1075738	98942499.9	03/20/22	Issued-Live
Munitech IP	EPO	1119925	99970525.4	04/09/23	Issued-Live
Munitech IP	EPO	1286480	2023967.9	02/14/27	Issued-Live
Munitech IP	EPO	1125463	99959232.2	01/28/24	Issued-Live
Munitech IP	EPO	1125462	99959228	10/20/24	Issued-Live
Munitech IP	EPO	1135955	99966808	09/22/24	Issued-Live
Munitech IP	EPO	1186193	943674.2	08/10/25	Issued-Live
Munitech IP	EPO	1326469	3003072	10/04/26	Issued-Live
Munitech IP	EPO	1326470	3003073.8	08/10/25	Issued-Live
Munitech IP	EPO	1302084	1955236.3	11/03/24	Issued-Live
Munitech IP	EPO	1400077	2743202	10/12/25	Issued-Live
Munitech IP	EPO	1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	EPO	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	EPO	2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	EPO	2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	EPO	1525762	3787670.3	01/25/26	Issued-Live
Munitech IP	EPO	1659808	6001054.3	05/02/32	Issued-Live
Munitech IP	EPO	1590982	4705057	06/21/26	Issued-Live
Munitech IP	SPAIN	ES2197712	99970525.4	04/09/23	Issued-Live
Munitech IP	SPAIN	ES2215410	99959232.2	01/28/24	Issued-Live
Munitech IP	SPAIN	ES2244451	943674.2	08/10/25	Issued-Live
Munitech IP	SPAIN	ES2272824	3003072	10/04/26	Issued-Live
Munitech IP	SPAIN	ES2244843	3003073.8	08/10/25	Issued-Live
Munitech IP	SPAIN	ES2281388	1115522.3	04/18/27	Issued-Live
Munitech IP	SPAIN	ES2329298	7006614.7	08/26/29	Issued-Live
Munitech IP	SPAIN	ES2364019	9008017.7	06/15/31	Issued-Live
Munitech IP	SPAIN	ES2366993	9008016.9	05/25/31	Issued-Live
Munitech IP	SPAIN	ES2253710	3787670.3	01/25/26	Issued-Live
Munitech IP	SPAIN	ES2263132	4705057	06/21/26	Issued-Live
Munitech IP	FINLAND	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	FRANCE	1075738	98942499.9	03/20/22	Issued-Live
Munitech IP	FRANCE	1119925	99970525.4	04/09/23	Issued-Live
Munitech IP	FRANCE	1286480	2023967.9	02/14/27	Issued-Live
Munitech IP	FRANCE	1125463	99959232.2	01/28/24	Issued-Live
Munitech IP	FRANCE	1135955	99966808	09/22/24	Issued-Live

Munitech IP	FRANCE	1186193	943674.2	08/10/25	Issued-Live
Munitech IP	FRANCE	1326469	3003072	10/04/26	Issued-Live
Munitech IP	FRANCE	1326470	3003073.8	08/10/25	Issued-Live
Munitech IP	FRANCE	1302084	1955236.3	11/03/24	Issued-Live
Munitech IP	FRANCE	1400077	2743202	10/12/25	Issued-Live
Munitech IP	FRANCE	1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	FRANCE	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	FRANCE	2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	FRANCE	2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	FRANCE	1525762	3787670.3	01/25/26	Issued-Live
Munitech IP	FRANCE	1659808	6001054.3	05/02/32	Issued-Live
Munitech IP	FRANCE	1590982	4705057	06/21/26	Issued-Live
Munitech IP	GREAT BRITAIN	EP1075738	98942499.9	03/20/22	Issued-Live
Munitech IP	GREAT BRITAIN	EP1125463	99959232.2	01/28/24	Issued-Live
Munitech IP	GREAT BRITAIN	EP1135955	99966808	09/22/24	Issued-Live
Munitech IP	GREAT BRITAIN	EP1186193	943674.2	08/10/25	Issued-Live
Munitech IP	GREAT BRITAIN	EP1326469	3003072	10/04/26	Issued-Live
Munitech IP	GREAT BRITAIN	EP1326470	3003073.8	08/10/25	Issued-Live
Munitech IP	GREAT BRITAIN	EP1302084	1955236.3	11/03/24	Issued-Live
Munitech IP	GREAT BRITAIN	EP1400077	2743202	10/12/25	Issued-Live
Munitech IP	GREAT BRITAIN	EP1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	GREAT BRITAIN	EP1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	GREAT BRITAIN	EP2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	GREAT BRITAIN	EP2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	GREAT BRITAIN	EP1525762	3787670.3	01/25/26	Issued-Live
Munitech IP	GREAT BRITAIN	EP1659808	6001054.3	05/02/32	Issued-Live
Munitech IP	GREAT BRITAIN	EP1590982	4705057	06/21/26	Issued-Live
Munitech IP	GREECE	3070072	7006614.7	08/26/29	Issued-Live
Munitech IP	IRELAND	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	ITALY	502003901126773	99970525.4	04/09/23	Issued-Live
Munitech IP	ITALY	502004901198575	99959232.2	01/28/24	Issued-Live
Munitech IP	ITALY	502005901353536	943674.2	08/10/25	Issued-Live
Munitech IP	ITALY	502007901481110	3003072	10/04/26	Issued-Live
Munitech IP	ITALY	502005901353537	3003073.8	08/10/25	Issued-Live
Munitech IP	ITALY	502006901404756	3787670.3	01/25/26	Issued-Live
Munitech IP	ITALY	502006901449467	4705057	06/21/26	Issued-Live
Munitech IP	JAPAN	4313952	2000-576563	05/22/29	Issued-Live

Munitech IP	JAPAN	3831612	2000-580408	07/21/26	Issued-Live
Munitech IP	JAPAN	4272920	2003-145096	03/06/29	Issued-Live
Munitech IP	JAPAN	4650994	2003-145097	12/24/30	Issued-Live
Munitech IP	JAPAN	3924465	2001-502604	03/02/27	Issued-Live
Munitech IP	JAPAN	4227406	2002-513225	12/05/28	Issued-Live
Munitech IP	JAPAN	4518508	2007-201629	05/28/30	Issued-Live
Munitech IP	JAPAN	4443402	2004-506301	01/22/30	Issued-Live
Munitech IP	JAPAN	4170985	2004-528377	08/15/28	Issued-Live
Munitech IP	SOUTH KOREA	10-0669565	10-2001-7005641	01/09/27	Issued-Live
Munitech IP	SOUTH KOREA	10-0469977	10-2001-7007186	01/26/25	Issued-Live
Munitech IP	SOUTH KOREA	10-0576956	10-2003-7007157	04/28/26	Issued-Live
Munitech IP	SOUTH KOREA	10-0576957	10-2003-7007159	04/28/26	Issued-Live
Munitech IP	SOUTH KOREA	10-0578685	10-2001-7016151	05/04/26	Issued-Live
Munitech IP	SOUTH KOREA	10-0959421	10-2005-7001730	05/14/30	Issued-Live
Munitech IP	NETHERLANDS	1119925	99970525.4	04/09/23	Issued-Live
Munitech IP	NETHERLANDS	1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	NETHERLANDS	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	NETHERLANDS	2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	NETHERLANDS	2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	NETHERLANDS	1659808	6001054.3	05/02/32	Issued-Live
Munitech IP	PORTUGAL	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	SWEDEN	1271970	1115522.3	04/18/27	Issued-Live
Munitech IP	SWEDEN	1796406	7006614.7	08/26/29	Issued-Live
Munitech IP	SWEDEN	2101523	9008017.7	06/15/31	Issued-Live
Munitech IP	SWEDEN	2101522	9008016.9	05/25/31	Issued-Live
Munitech IP	TURKEY	TR200505118T4	2743202	10/12/25	Issued-Live
Munitech IP	TURKEY	TR200704859T4	1115522.3	04/18/27	Issued-Live
Munitech IP	TURKEY	TR200907842T4	7006614.7	08/26/29	Issued-Live
Munitech IP	TURKEY	TR201107685T4	9008017.7	06/15/31	Issued-Live
Munitech IP	TURKEY	TR201105686T4	9008016.9	05/25/31	Issued-Live
Munitech IP	TURKEY	TR200605131T4	4705057	06/21/26	Issued-Live
Munitech IP	US	6405020	09/535,650	09/16/18	Issued-Live
Munitech IP	CHINA	CN1188977C	98809497.5	02/09/25	Issued-Live
Munitech IP	GERMANY	19742124	19742124.5	10/18/21	Issued-Live
Munitech IP	EPO	1018233	98952570.4	11/13/22	Issued-Live
Munitech IP	SPAIN	2188023	98952570.4	11/13/22	Issued-Live
Munitech IP	FRANCE	1018233	98952570.4	11/13/22	Issued-Live
Munitech IP	INDONESIA	ID0010404	W-20000572	04/11/23	Issued-Live

Munitech IP	ITALY	5.02004E+14	98952570.4	11/13/22	Issued-Live
OrthoPhoenix	US	5972015	08/911,827	08/15/17	Issued-Live
OrthoPhoenix	US	7156861	10/436,551	04/21/18	Issued-Live
OrthoPhoenix	US	6280456	09/404,662	08/15/17	Issued-Live
OrthoPhoenix	US	6623505	09/918,942	08/15/17	Issued-Live
OrthoPhoenix	US	8034071	11/527,861	03/16/21	Issued-Live
OrthoPhoenix	US	6440138	09/055,805	04/06/18	Issued-Live
OrthoPhoenix	US	6676665	09/928,949	01/28/22	Issued-Live
OrthoPhoenix	US	6719761	09/496,987	08/13/17	Issued-Live
OrthoPhoenix	US	6863672	10/208,391	04/06/18	Issued-Live
OrthoPhoenix	US	6923813	10/892,824	07/16/24	Issued-Live
OrthoPhoenix	US	7153307	10/617,976	08/14/18	Issued-Live
OrthoPhoenix	US	7399306	10/431,681	06/26/21	Issued-Live
OrthoPhoenix	US	7731720	10/630,519	12/07/19	Issued-Live
OrthoPhoenix	US	7887543	11/789,243	11/18/18	Issued-Live
OrthoPhoenix	US	7909827	11/789,225	05/04/20	Issued-Live
OrthoPhoenix	US	7967827	11/527,953	07/16/17	Issued-Live
OrthoPhoenix	US	7972340	12/718,415	08/13/17	Issued-Live
OrthoPhoenix	US	6048346	08/910,809	08/13/17	Issued-Live
OrthoPhoenix	US	6241734	09/134,323	08/14/18	Issued-Live
OrthoPhoenix	US	6575919	09/695,566	10/19/19	Issued-Live
OrthoPhoenix	US	6613054	09/804,107	08/14/18	Issued-Live
OrthoPhoenix	US	7081122	09/421,635	10/19/19	Issued-Live
OrthoPhoenix	US	7153306	10/001,937	08/14/18	Issued-Live
OrthoPhoenix	US	7261720	10/265,922	04/10/22	Issued-Live
OrthoPhoenix	US	7704256	11/528,160	03/06/18	Issued-Live
OrthoPhoenix	US	7722624	10/784,392	10/01/21	Issued-Live
OrthoPhoenix	US	7771431	11/593,284	06/29/19	Issued-Live
OrthoPhoenix	US	7799078	10/987,180	02/17/29	Issued-Live
OrthoPhoenix	US	7803188	10/648,056	08/26/23	Issued-Live
OrthoPhoenix	US	7815649	10/848,514	01/13/24	Issued-Live
OrthoPhoenix	US	7875035	11/978,802	06/01/18	Issued-Live
OrthoPhoenix	US	7879038	11/978,825	03/29/19	Issued-Live
OrthoPhoenix	US	7927339	11/789,639	02/09/20	Issued-Live
OrthoPhoenix	US	7938835	10/842,076	05/22/20	Issued-Live
OrthoPhoenix	US	7959638	10/397,049	09/08/21	Issued-Live
OrthoPhoenix	US	8092480	09/828,470	10/22/21	Issued-Live
OrthoPhoenix	US	8226717	11/528,146	09/11/21	Issued-Live
OrthoPhoenix	US	8246681	11/978,271	09/26/16	Issued-Live
OrthoPhoenix	US	8454620	12/961,690	12/26/18	Issued-Live
OrthoPhoenix	US	8454663	13/089,210	08/14/18	Issued-Live

OrthoPhoenix	US	D467657	29/152,747	12/24/16	Issued-Live
OrthoPhoenix	US	D469871	29/153,831	02/04/17	Issued-Live
OrthoPhoenix	US	D472323	29/154,249	03/25/17	Issued-Live
OrthoPhoenix	US	D482787	29/166,824	11/25/17	Issued-Live
OrthoPhoenix	US	D483495	29/131,642	12/09/17	Issued-Live
OrthoPhoenix	US	D490159	29/168,640	05/18/18	Issued-Live
OrthoPhoenix	US	D492032	29/175,875	06/22/18	Issued-Live
OrthoPhoenix	US	D492775	29/175,874	07/06/18	Issued-Live
OrthoPhoenix	US	D495417	29/175,901	08/31/18	Issued-Live
OrthoPhoenix	US	D506828	29/190,564	06/28/19	Issued-Live
OrthoPhoenix	US	D512506	29/190,192	12/06/19	Issued-Live
OrthoPhoenix	US	9089347	11/773,871	08/09/29	Issued-Live
OrthoPhoenix	US	6241734 C1	90/007,937	08/14/18	Issued-Live
OrthoPhoenix	US	6613054 C1	90/007,938	08/14/18	Issued-Live
OrthoPhoenix	GERMANY	69841759.3	8075130.8	06/01/18	Issued-Live
OrthoPhoenix	FRANCE	1938765 FR	8075130.8	06/01/18	Issued-Live
OrthoPhoenix	GERMANY	1073371 (69932610.9 DE)	99916476.7	04/06/19	Issued-Live
OrthoPhoenix	ISRAEL	138891 IL	138891	04/06/19	Issued-Live
OrthoPhoenix	ISRAEL	141269 IL	141269	07/26/19	Issued-Live
OrthoPhoenix	SWITZERLAND	1104260 CH	99937310.3	07/26/19	Issued-Live
OrthoPhoenix	EPO	1104260 EP	99937310.3	07/26/19	Issued-Live
OrthoPhoenix	GERMANY	69933037.8 DE	99937310.3	07/26/19	Issued-Live
OrthoPhoenix	FRANCE	1104260 FR	99937310.3	07/26/19	Issued-Live
OrthoPhoenix	AUSTRIA	1459689 AT	4076440.9	07/26/19	Issued-Live
OrthoPhoenix	SPAIN	1459689 ES	4076440.9	07/26/19	Issued-Live
OrthoPhoenix	FRANCE	1459689 FR	4076440.9	07/26/19	Issued-Live
OrthoPhoenix	GERMANY	1459689 969940791.5 DE)	4076440.9	07/26/19	Issued-Live
OrthoPhoenix	SOUTH KOREA	10-0882364 KR	10-2006-7022555	10/13/20	Issued-Live
OrthoPhoenix	FRANCE	1272131	1926753.3	04/05/21	Issued-Live
OrthoPhoenix	GERMANY	1272131 (60117524.7 DE)	1926753.3	04/05/21	Issued-Live
OrthoPhoenix	SOUTH KOREA	10-0882363	10-2006-7022557	10/23/21	Issued-Live
OrthoPhoenix	GERMANY	1328203	1988557.3	10/25/21	Issued-Live
OrthoPhoenix	JAPAN	4684274	2007-265965	10/25/21	Issued-Live
OrthoPhoenix	GERMANY	1463464 (60220716.9)	2793920.6	10/23/22	Issued-Live
OrthoPhoenix	EPO	1294323	1948520		Issued-Live
OrthoPhoenix	EPO	1272131	1926753.3		Issued-Live
Relay	US	5331637	08/100,634	07/30/13	Issued-Live
Sampo	US	6161149	09/041,599	03/13/18	Issued-Live
Sampo	US	6772229	09/709,441	12/01/19	Issued-Live
Sampo	US	8015495	10/375,358	11/16/23	Issued-Live

Sarif	EPO	EP0722299	EP94926960.9	09/07/13	Issued-Live
Sarif	GERMANY	69422631.9	DE94926960.9	09/07/13	Issued-Live
Sarif	FRANCE	722299	FR94926960.9	09/07/13	Issued-Live
Sarif	GREAT BRITAIN	722299	GB94926960.9	09/07/13	Issued-Live
Signal	US	5463374	08/208,322	03/10/14	Issued-Live
Signal	US	5714927	08/208,322	03/10/14	Issued-Live
Signal	US	5732375	08/566,029	12/01/15	Issued-Live
Signal	US	5954775	08/795,999	02/05/17	Issued-Live
Signal	US	6012007	08/868,338	12/01/15	Issued-Live
Signal	US	6434486	09/648,972	08/28/20	Issued-Live
Signal	US	6775601	10/214,048	08/06/22	Issued-Live
TLI Communications	US	6038295	08/877488	06/17/17	Issued-Live
TLI Communications	EPO	EP0814611	19970108926	06/17/17	Issued-Live
TLI Communications	GERMANY	DE59708043	DE1996124128.3 / DE19624128.6	06/17/17	Issued-Live
TLI Communications	FRANCE	FR 0814611		06/17/17	Issued-Live
TLI Communications	GREAT BRITAIN	GB 0814611		06/17/17	Issued-Live
TLI Communications	ITALY	IT 0814611		06/17/17	Issued-Live
TLIF LLC	US	5824094	08/954,293	10/17/17	Issued-Live
TLIF LLC	US	6143032	09/190,151	11/12/18	Issued-Live
TLIF LLC	US	6592624	09/714,847	11/16/20	Issued-Live
TLIF LLC	US	6669732	09/921,082	08/15/17	Issued-Live
Traverse	US	8658310	13/670,208	02/25/29	Issued-Live
Traverse	US	8420258	12/392,525	05/24/31	Issued-Live
Traverse	US	8481214	12/904,113	01/26/30	Issued-Live
Traverse	US	8652683	13/670,235	02/25/29	Issued-Live
Traverse	US	9349544	13/779,409	09/23/29	Issued-Live
Traverse	US	9362549	13/935,334	07/29/33	Issued-Live
Traverse	US		13/779,571		App-Live
Traverse	US		13/779,522		App-Live
Traverse	US		13/779,472		App-Live
Traverse	US	9412998	13/725,969	07/08/30	Issued-Live
Traverse	US		13/868,957		App-Live
Traverse	US		14/176,137		App-Live
Traverse	US		14/262,497		App-Live
Traverse	US		14/262,514		App-Live

Traverse	US	9431181	14/262,528	09/13/29	Issued-Live
Traverse	US		14/625,372		App-Live
Traverse	US		15/096,094		App-Live
Traverse	CHINA	CN101953014	200980106188.5	02/25/29	Issued-Live
Traverse	CHINA	CN102044659	20101519800	10/22/30	Issued-Live
Traverse	CHINA		201410525768		App-Live
Traverse	CHINA	CN104145355	201280070082.6	12/21/32	Issued-Live
Traverse	CHINA		201380020549		App-Live
Traverse	CHINA		201380035121.3		App-Live
Traverse	GERMANY		112009000443.1		App-Live
Traverse	EPO		13755702.1		App-Live
Traverse	UNITED KINGDOM		GB1411191.8		App-Live
Traverse	UNITED KINGDOM		GB1500515.0		App-Live
Traverse	HONG KONG		15102781.2		App-Live
Traverse	JAPAN	5765942	2010-547867	02/25/29	Issued-Live
Traverse	JAPAN		2014-209155		App-Live
Traverse	JAPAN		2015-520694		App-Live
Traverse	JAPAN		2015-075220		App-Live
Traverse	SOUTH KOREA	101513384	1020137020275	02/25/29	Issued-Live
Traverse	SOUTH KOREA	101307623	1020107018725	02/25/29	Issued-Live
Traverse	SOUTH KOREA	101503659	1020147025921	02/25/29	Issued-Live
Traverse	SOUTH KOREA		1020100103245		App-Live
Traverse	SOUTH KOREA		1020147019213		App-Live
Traverse	SOUTH KOREA		1020147027205		App-Live
Traverse	SOUTH KOREA		1020157002572		App-Live
Traverse	SINGAPORE		11201405271X		App-Live
Vantage Point	US	5463750	08/146,818	11/02/13	Issued-Live
Vantage Point	US	5598115	08/385,496	01/28/14	Issued-Live
Vantage Point	US	5835095	08/438,048	11/10/15	Issued-Live
Vantage Point	US	5892654	08/866,479	05/31/16	Issued-Live
Vantage Point	US	6029257	08/985,808	12/06/16	Issued-Live
Vantage Point	US	6032240	09/178,870	11/12/17	Issued-Live
Vantage Point	US	6185668	08/576,876	12/21/16	Issued-Live
Vantage Point	US	6219226	09/260,845	03/09/18	Issued-Live
Vantage Point	US	6374329	08/802,827	02/20/16	Issued-Live
Vantage Point	US	6615233	09/249,403	02/17/18	Issued-Live
Vantage Point	US	7584330	10/886,231	05/16/17	Issued-Live
Vantage Point	GERMANY	1057121	DE1999633435	02/17/18	Issued-Live
Vantage Point	GERMANY	69615083.2	DE1996615083T	11/10/15	Issued-Live

Vantage Point	FRANCE	NL 742537	EP19960107058	11/10/15	Issued-Live
Vantage Point	GREAT BRITAIN	FR 742537	EP19960107058	11/10/15	Issued-Live
Vantage Point	NETHERLANDS	GB 742537	EP19960107058	11/10/15	Issued-Live
Vantage Point	ITALY	IT 742537	EP19960107058	11/10/15	Issued-Live
Vantage Point	GERMANY	DE1997618639T	DE1997618639T	05/31/16	Issued-Live
Vantage Point	FRANCE	EP0903065	EP19970926796	05/31/16	Issued-Live
Vantage Point	BELGIUM	EP0903065	EP19970926796	05/31/16	Issued-Live
Vantage Point	NETHERLANDS	EP0903065	EP19970926796	05/31/16	Issued-Live
Vantage Point	ITALY	EP0903065	EP19970926796	05/31/16	Issued-Live
Vantage Point	LUXEMBOURG	EP0903065	EP19970926796	05/31/16	Issued-Live
Vantage Point	GREAT BRITAIN	EP0903065	EP19970926796	05/31/16	Issued-Live
Vantage Point	GERMANY	DE1998616472T	DE69816472 (T2)	11/12/17	Issued-Live
Vantage Point	FRANCE	EP1031083	EP19980957531	11/12/17	Issued-Live
Vantage Point	BELGIUM	EP1031083	EP19980957531	11/12/17	Issued-Live
Vantage Point	NETHERLANDS	EP1031083	EP19980957531	11/12/17	Issued-Live
Vantage Point	ITALY	EP1031083	EP19980957531	11/12/17	Issued-Live
Vantage Point	LUXEMBOURG	EP1031083	EP19980957531	11/12/17	Issued-Live
Vantage Point	GREAT BRITAIN	EP1031083	EP19980957531	11/12/17	Issued-Live

SCHEDULE 1(b)

THIRD PARTY AGREEMENTS RELATED TO MONETIZATION EXPENSES AND RETAINED INTERESTS

Documents Provided:

•                  Cyberfone Systems LLC

•                  Mishcon De Reya Fully Executed Engagement

•                  Spangler Engagement

•                  RAK Fully Executed Engagement

•                  Rocco Martino Contingent Fee Agreement, Fully Executed

•                  Sampo IP, LLC

•                  Spangler & Fussell Fully Executed Retention Agreement

•                  MDR Fully Executed Engagement

•                  Asset Sale Agreement, Fully Executed detailing payment to previous owners

•                  Relay IP, INC.

•                  Fully Executed PPA (detailing payments to charities)

•                  Gardere Fully Executed Engagement

•                  Vantage Point Technology, Inc.

•                  Gardere Fully Executed Engagement

•                  CRFD Research, Inc.

•                  Mishcon Fully Executed Engagement

•                  Fully Executed PPA (detailing payment to previous owner)

•                  Sarif Biomedical LLC

•                  RAK Fully Executed Engagement

•                  Selene Communication Technologies, LLC

•                  Skiermont Puckett Fully Executed Engagement

•                  Mishcon Fully Executed Engagement

•                  SRI-Selene Fully Executed PPA detailing SRIs 15%

•                  Clouding Corp.

•                  RAK Fully Executed Engagement

•                  TLI Communications LLC

•                  Fully Executed Interest Purchase Agreement detailing payout to previous owner

•                  TLIF, LLC

•                  Rose Walker Fully Executed Engagement

•                  Dynamic Advances, LLC

•                  Skiermont Puckett Fully Executed Engagement

•                  E2E Processing, Inc.

•                  Spangler Law Fully Executed Engagement

•                  Loopback Technologies, Inc.

•                  Liner Fully Executed Engagement

•                  OrthoPhoenix, LLC

•                  RAK Fully Executed Engagement

•                  Signal IP, Inc.

•                  Liner Fully executed engagement

•                  Motheye Technologies, LLC

•                  Fully Executed Patent Purchase Agreement detailing payout to previous owner

•                  Synchronicity IP LLC

•                  Fully Executed Patent Purchase Agreement detailing payout to previous owner

•                  Traverse Technologies

•                  Fully Executed Patent Purchase Agreement detailing payout to previous owner

•                  Munitech IP Sarl

•                  JunZeJun Law Offices Fully Executed Engagement

•                  Magnus IP GmbH

•                  Fully Executed Patent Purchase Agreement detailing payout to previous owner

EXHIBIT A

FORM OF NOTES

[Attached]

EXECUTION

Senior Note N-3

Original Principal Amount: $24,500,000

Holder: DBD Credit Funding LLC

THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN EXEMPTION FROM SUCH REGISTRATION AND (II) EXCEPT IN COMPLIANCE WITH SECTION 9.10 OF THAT CERTAIN AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT DATED AS OF JANUARY 10, 2017, AMONG THE COMPANY, THE GUARANTORS, THE COLLATERAL AGENT AND THE PURCHASERS (EACH AS DEFINED THEREIN).

MARATHON PATENT GROUP, INC.

SENIOR NOTE

DUE July 10, 2020

N-3

Original Principal Amount: $24,500,000

Issue Date: January 10, 2017

FOR VALUE RECEIVED, the undersigned, Marathon Patent Group, Inc. (the “Company”) HEREBY PROMISES TO PAY DBD Credit Funding LLC, or its permitted assigns (the “Holder”), the Adjusted Principal Amount (as defined below) of this Note on or before July 10, 2020, or such later date as the Holder may have consented to pursuant to Section 2.6.1 of the Agreement referred to below (the “Maturity Date”), or such earlier date as due and payable in accordance with the Amended and Restated Revenue Sharing and Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of January 10, 2017, among the Company, DBD Credit Funding LLC, as Collateral Agent and the purchasers from time to time party thereto, plus interest on the Adjusted Principal Amount outstanding from time to time at the interest rate specified in the Agreement.

This Note (i) is one of a series of Senior Notes (herein called the “Notes”) of the Company issued pursuant to the Agreement, (ii) is entitled to the benefits and subject to the terms set forth in the Agreement with respect to the Notes, and (iii) constitutes an Obligation under the Agreement.  Capitalized terms used but not defined herein have the meanings provided in the Agreement.  The issuance date of this Note is January 10, 2017.

The Adjusted Principal Amount of this Note is equal to the sum of (x) 24,500,000, plus (y) any PIK Interest, in accordance with the Agreement, minus (z) any prior principal amounts paid with respect to this Note.

Interest shall be payable on the interest payment dates specified in the Agreement, and shall further be due and payable on any partial or complete prepayment of this Note, on any portion of the Adjusted Principal Amount so prepaid, and on the Maturity Date (and after the Maturity Date, to the extent not paid, on demand) and upon any acceleration of the amounts due hereunder. All computations of interest hereunder shall be made on the actual number of days elapsed over a year of 360 days.

In case an Event of Default shall occur and be continuing, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Agreement.

Interest on this Note shall accrue on the Adjusted Principal Amount of this Note in the manner and at the rate or rates per annum determined pursuant to the terms of the Agreement.  Payments of principal and interest (other than payments of interest payable as PIK Interest to the extent permitted by the Agreement) on this Note are to be made in lawful money of the United States of America in immediately available funds at the times and in the manner described in the Agreement.

All payments made on account of principal hereof, and any adjustments to the Adjusted Principal Amount, shall be recorded by the Holder and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note, provided, however, that the failure of the Holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Company to make payments of principal, interest or any other amounts with respect to this Note and the Agreement.

The Company shall, upon surrender of a Note that is paid or prepaid in part, promptly execute and deliver to the Holder a new Note equal in principal amount to the unpaid portion of the Note surrendered.

The Company hereby acknowledges and makes this Note a registered obligation for U.S. federal tax purposes. The Company shall be the registrar for this Note.

This Note shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of New York.

The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Agreement.

This Note amends, restates, replaces and supersedes, but does not cause a novation of, that certain Senior Note dated as of January 29, 2015, in the original principal amount of $15,000,000 and that certain Senior Note dated on or about February 12, 2015, in the original principal amount of $5,000,000, in each case, executed by Marathon Patent Group, Inc., and payable to Holder; and accrued and unpaid interest under such Senior Note shall continue to accrue and be payable under this Note.

[The remainder of this page intentionally has been left blank.]

Senior Subordinated Note N-3

Holder: DBD Credit Funding LLC

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, on the date first above mentioned.

MARATHON PATENT GROUP, INC.

By:
Title:

Signature Page to Note

Senior Note N-1

Original Principal Amount: $11,000,000

Holder: DBD Credit Funding LLC

PRINCIPAL AMOUNT OF NOTE AND PAYMENTS OF PRINCIPAL

Date	Additional Principal (PIK Interest)	Amount of Principal Repaid	Remaining Outstanding Principal Amount of Note	Notation Made By

EXHIBIT B

INTENTIONALLY OMITTED

EXHIBIT C

INTENTIONALLY OMITTED

EXHIBIT D

FORM OF CERTIFICATE

(PAYMENTS TO CASH COLLATERAL ACCOUNT)

[Attached]

[Form of]

CASH COLLATERAL ACCOUNT CERTIFICATE

OF

MARATHON PATENT GROUP, INC.

January [  ], 2017

Reference is made to the Amended and Restated Revenue Sharing and Securities Purchase Agreement, dated as of January [  ], 2017, (the “Agreement”), by and among Marathon Patent Group, Inc. (the “Company”), the Guarantors, the Purchasers party thereto from time to time and DBD Credit Funding LLC, as Collateral Agent.  Capitalized terms used, but not defined herein, shall have the meanings provided in the Agreement.

The undersigned, [  ], being the duly elected, qualified and acting [ ] of the Company, hereby certifies as follows pursuant to Section 6.11 of the Agreement:

1.                                      On or about the date hereof, $[ ] of Monetization Revenues will be deposited into the Cash Collateral Account.

IN WITNESS WHEREOF, I have executed this Certificate of Officer as of the date first set forth above.

Name:
Title:

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

[Attached]

[FORM OF]

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Eligible Assignee.  Capitalized terms used in this Assignment and Assumption Agreement and not otherwise defined herein have the meanings specified in the Amended and Restated Revenue Sharing and Securities Purchase Agreement dated as of January [  ], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between Marathon Patent Group, Inc. (the “Company”), the Guarantors, each of the Purchasers party thereto and DBD Credit Funding LLC, as collateral agent (the “Collateral Agent”), receipt of a copy of which is hereby acknowledged by the Eligible Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption Agreement as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Eligible Assignee, and the Eligible Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Agreement, as of the Effective Date inserted by the Collateral Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Purchaser under the Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Notes and to the Revenue Stream identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Purchaser) against any Person, whether known or unknown, arising under or in connection with the Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption Agreement, without representation or warranty by the Assignor.

1.              Assignor (the “Assignor”): [NAME]

2.              Eligible Assignee: [NAME]

3.              Company:  Marathon Patent Group, Inc.

4.              Collateral Agent: DBD Credit Funding LLC

5.              Assigned Interest:

Aggregate Amount of Notes of all Purchasers	Amount of Notes Assigned	Percentage Assigned of Notes(3)		Percentage Assigned of the Revenue Stream(4)
$	$		%		%
$	$		%		%
$	$		%		%

Effective Date:                   , 20[ ] [TO BE INSERTED BY THE COLLATERAL AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

(3)  Set forth, to at least 8 decimals, as a percentage of the Notes of all Purchasers thereunder.

(4)  Set forth, to at least 8 decimals, as a percentage of the Revenue Stream of all Revenue Participants thereunder.

The terms set forth in this Assignment and Assumption Agreement are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor

By:
Name:
Title:

[NAME OF ELIGIBLE ASSIGNEE], as Eligible Assignee

By:
Name:
Title:

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION AGREEMENT(5)

1.              Representations and Warranties of Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Agreement or any other Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Documents or any collateral thereunder, (iii) the financial condition of the Company or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Document or (iv) the performance or observance by the Company or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Document.

1.2.                            Representations and Warranties of Eligible Assignee.  The Eligible Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption Agreement and to consummate the transactions contemplated hereby and to become a Purchaser under the Agreement, (ii) it satisfies the requirements, if any, specified in the Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Purchaser, (iii) from and after the Effective Date, it shall be bound by the provisions of the Agreement as a Purchaser thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Purchaser thereunder and (iv) it has received a copy of the Agreement and has received or has been accorded the opportunity to receive copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Collateral Agent or any other Purchaser; and (b) agrees that (i) it will, independently and without reliance on the Assignor, the Collateral Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Documents are required to be performed by it as a Purchaser.

2.              Payments.  From and after the later of the Effective Date and the date that the Company received written notice pursuant to the provisions of Section 9.3 of the Agreement, the Company shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to

(5)  Capitalized terms used in this Assignment and Assumption Agreement and not otherwise defined herein have the meanings specified in the Revenue Sharing and Securities Purchase Agreement dated as of January 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between Marathon Patent Group, Inc. (the “Company”), the Guarantors, each of the Purchasers party thereto and DBD Credit Funding LLC, as collateral agent (the “Collateral Agent”).

but excluding the Effective Date and to the Eligible Assignee for amounts which have accrued from and after the Effective Date.

3.              General Provisions.  This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Agreement.  This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Assignment and Assumption Agreement shall be effective as delivery of an original executed counterpart of this Assignment and Assumption Agreement.  This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT F

FORM OF PATENT LICENSE AGREEMENT

[Attached]

AMENDED AND RESTATED PATENT LICENSE AGREEMENT

THIS AMENDED AND RESTATED PATENT LICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of January 10, 2017 by and among:

Marathon Patent Group, Inc., a Nevada corporation having its principal place of business located at 11100 Santa Monica Blvd. Suite 380, Los Angeles, CA 90025 (the “Issuer”), the entities listed on Schedule I hereto (together with the Issuer, the “Licensor”); and

DBD Credit Funding LLC, an entity incorporated under the laws of Delaware having its principal place of business located at 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 (“DBD”), in its capacity as Collateral Agent (“Licensee”).

Licensor and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Licensor is the owner of certain patents and patent applications identified in Schedule I(a) (the “Licensed Patents”); hereto and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

1.                                      License

1.1                               Licensor hereby grants to Licensee a non-exclusive, transferrable, sub-licensable, divisible, irrevocable, fully paid-up, royalty-free, and worldwide license to the Licensed Patents, including, but not limited to, the rights to make, have made, market, use, sell, offer for sale, import, export and distribute the inventions disclosed in the Licensed Patents and otherwise exploit the Licensed Patents in any lawful manner in Licensee’s sole and absolute discretion solely for the benefit of the Secured Parties (“Patent License”).

2.                                      Representations, Warranties and Acknowledgements

2.1                               Each Party represents, warrants and covenant to the other that the execution, delivery and performance of this Agreement is within each Party’s powers and has been duly authorized.

2.2                               Licensor hereby represents, warrants and covenant that it is the sole and exclusive owner of all rights, title and interest in and to the Licensed Patents.

2.3                               EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR THAT

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ARISE BY COURSE OF DEALING OR BY REASON OF CUSTOM OR USAGE IN THE TRADE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

2.4                               Notwithstanding anything to the contrary in this Agreement, no Party shall be liable to the other or any third party for any indirect, incidental, exemplary, special, punitive or consequential damages (including with respect to lost revenue, lost profits or savings or business interruption) of any kind or nature whatsoever suffered by the other Party or any third party howsoever caused and regardless of the form or cause of action, even if such damages are foreseeable or such party has been advised of the possibility of such damages.

3.                                      Infringement

Upon request, Licensee shall notify Licensor of any infringement of the Licensed Patents by third parties of which Licensee become aware.  Licensor shall have the sole right, at its expense, to bring any action on account of any such infringement of the Licensed Patents, and Licensee shall reasonably cooperate with Licensor, as Licensor may request and at Licensor’s expense, in connection with any such action brought by Licensor.

4.                                      Termination

4.1                               The Parties may terminate this Agreement at any time by mutual written agreement executed by both Parties provided that any sublicenses granted hereunder prior to the termination of this Agreement shall survive according to the respective terms and conditions of such sublicenses.

5.                                      Survival

Any rights and obligations which by their nature survive and continue after any expiration or termination of this Agreement will survive and continue and will bind the Parties and their successors and assigns, until such rights are extinguished and obligations are fulfilled.

6.                                      Statement of Intent With Respect to Bankruptcy.

The Parties intend that the licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 111 U.S.C. § 101, et seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code.

7.                                      Assignment

Licensee and each of its sublicensees may, without the consent of Licensor, assign any or all of their rights and interests, and delegate any or all of their obligations without restriction.  The rights and obligations of the Parties hereto shall inure to the benefit of, and be binding and enforceable upon and by, the respective successors and assigns of the Parties.

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8.                                      Entire Agreement and Construction

This Agreement along with the pertinent provisions of the Revenue Sharing and Securities Purchase Agreement and other Documents constitute the sole, final and entire understanding of the parties hereto concerning the subject matter hereof, and all prior understandings having been merged herein.  This Agreement cannot be modified or amended except by a writing signed by the Parties hereto.  The language used in this Agreement will be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Party.

9.                                      Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

10.                               Notices

All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, or by overnight delivery service from a recognized carrier, to the respective Party as follows:

if to Licensor:

Marathon Patent Group, Inc.

11100 Santa Monica Blvd., Suite 380

Los Angeles, CA 90025

Attn: Chief Executive Officer

Tel: 800-804-1690

Email: doug@marathonpg.com

With a copy to:

Harvey J. Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Phone: (212) 930-9700

Email: hkesner@srff.com

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if to Licensee:

Yoni Shtein

Vice President

Intellectual Property Finance Group

Fortress Investment Group

One Market Plaza

Spear Tower, 42nd Floor

San Francisco, CA 94105

Phone: 415-284-7415

Email: yshtein@fortress.com

CC:      jnoble@fortress.com

With a copy to:

Alyson Allen

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Tel: 617-951-7483

Email: alyson.allen@ropesgray.com

or to such other address as the person to whom notice is given may have previously furnished to the other Party in writing in the manner set forth above.

11.                               Governing Law; Jurisdiction; Venue

This Agreement, and all claims arising hereunder or relating hereto, shall be governed by and construed in accordance with the internal laws of the State of New York in the United States of America applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State that would result in the application of the laws of another jurisdiction.  In any action or proceeding between either of the Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the Parties (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts residing in the State of New York and (b) agrees that all claims in respect of such action or proceeding must be heard and determined exclusively in the state or federal courts in the State of New York.  Each Party shall be entitled to seek injunctive or other equitable relief, without the posting of a bond, at any time (with or without delivering a demand notice) whenever the facts or circumstances would permit a Party to seek such equitable relief in a court of competent jurisdiction.

12.                               Waiver

Except as otherwise provided herein, any failure of any Party to comply with any obligation, covenant, agreement, or condition herein may be waived by the Party entitled

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to the benefits thereof only by a written instrument signed by the Party granting such waiver; provided, however, that such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

13.                               Counterparts

This Agreement may be executed in one or more counterparts, each of which will be an original and both of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile or PDF file, each of which will be binding when received by the applicable Party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Licensor:

Marathon Patent Group, Inc.

Authorized Signature

Print Name and Title

Motheye Technologies, LLC

Authorized Signature

Print Name and Title

Sampo IP, LLC

Authorized Signature

Print Name and Title

Relay IP, Inc.

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Cyberfone Systems, LLC

Authorized Signature

Print Name and Title

Vantage Point Technology, Inc.

Authorized Signature

Print Name and Title

CRFD Research, Inc.

Authorized Signature

Print Name and Title

E2E Processing, Inc.

Authorized Signature

Print Name and Title

Loopback Technologies, Inc.

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Loopback Technologies II, Inc.

Authorized Signature

Print Name and Title

Signal IP, Inc.

Authorized Signature

Print Name and Title

Hybrid Sequence IP, Inc.

Authorized Signature

Print Name and Title

Synchronicity IP LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Soems Acquisition Corp.

Authorized Signature

Print Name and Title

IP Liquidity Ventures Acquisition LLC

Authorized Signature

Print Name and Title

IP Liquidity Ventures, LLC

Authorized Signature

Print Name and Title

Sarif Biomedical Acquisition LLC

Authorized Signature

Print Name and Title

Sarif Biomedical LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Selene Communication Technologies Acquisition LLC

Authorized Signature

Print Name and Title

Selene Communication Technologies, LLC

Authorized Signature

Print Name and Title

DA Acquisition LLC

Authorized Signature

Print Name and Title

Dynamic Advances, LLC

Authorized Signature

Print Name and Title

Clouding Corp.

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Traverse Technologies Corp.

Authorized Signature

Print Name and Title

TLI Acquisition Corp.

Authorized Signature

Print Name and Title

TLI Communications LLC

Authorized Signature

Print Name and Title

Medtech Group Acquisition Corp.

Authorized Signature

Print Name and Title

Orthophoenix, LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

TLIF, LLC

Authorized Signature

Print Name and Title

3D Nanocolor Corp.

Authorized Signature

Print Name and Title

Bismark IP, Inc.

Authorized Signature

Print Name and Title

Magnus IP GmbH

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Munitech IP S.a.r.l

Authorized Signature

Print Name and Title

Vermilion Participations (to be renamed Marathon Advisors SA)

Authorized Signature

Print Name and Title

Munitech IP S.a.r.l

Authorized Signature

Print Name and Title

Marathon Ventures S.a.r.l

Authorized Signature

Print Name and Title

Nyanza Properties (to be renamed PG Technologies S.a.r.l.)

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Marathon IP GmbH

Authorized Signature

Print Name and Title

MedTech Development Deutschland GmbH

Authorized Signature

Print Name and Title

Synchronicity IP GmbH

Authorized Signature

Print Name and Title

TLI Communications GmbH

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Licensee:

DBD Credit Funding LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

SCHEDULE I

LIST OF GUARANTORS

Entity Name	State of Incorporation/formation	Ownership
Motheye Technologies, LLC	Texas	100%
Sampo IP, LLC	Virginia	100%
Relay IP, INC.	Delaware	100%
Cyberfone Systems LLC	Texas	100%
Vantage Point Technology, Inc.	Texas	100%
CRFD Research, Inc.	Delaware	100%
E2E Processing, Inc.	Texas	100%
Loopback Technologies, Inc.	Delaware	100%
Loopback Technologies II, Inc.	California	100%
Signal IP, Inc.	California	100%
Hybrid Sequence IP, Inc.	Delaware	100%
Synchronicity IP LLC	Texas	100%
Soems Acquisition Corp.	Delaware	100%
IP Liquidity Ventures Acquisition LLC	Delaware	100%
IP Liquidity Ventures, LLC	Delaware	100%
Sarif Biomedical Acquisition LLC	Delaware	100%
Sarif Biomedical LLC	Delaware	100%
Selene Communication Technologies Acquisition LLC	Delaware	100%
Selene Communication Technologies, LLC	Delaware	100%
DA Acquisition LLC	Texas	100%
Dynamic Advances, LLC	Texas	100%
Clouding Corp.	Delaware	100%
Traverse Technologies	Texas	100%
TLI Acquisition Corp.	Virginia	100%
TLI Communications LLC	Virginia	100%
Medtech Group Acquisition Corp.	Texas	100%
Orthophoenix, LLC	Delaware	100%
TLIF, LLC	Texas	100%
3D Nanocolor Corp	Delaware	92%
Bismark IP, Inc.	Delaware	100%

Magnus IP GmbH		100%

Munitech IP S.a.r.l	Luxembourg	100%
Vermilion Participations(6)	Luxembourg	100%
Marathon Ventures S.a.r.l	Luxembourg	100%
Nyanza Properties(7)	Luxembourg	100%
Marathon IP GmbH	Germany	100%
MedTech Development Deutschland GmbH	Germany	100%
Synchronicity IP GmbH	Germany	100%
TLI Communications GmbH	Germany	100%

(6)  Name to be changed to Marathon Advisors SA

(7)  Name to be changed to PG Technologies Sarl

EXHIBIT G

INTENTIONALLY OMITTED

EXHIBIT H

INTENTIONALLY OMITTED

EXHIBIT I

FORM OF WARRANT

[Attached]

EXECUTION

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

MARATHON PATENT GROUP, INC.

WARRANT

Warrant No. F-1	Dated: January 10, 2017

Marathon Patent Group, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, DBD Credit Funding LLC or its registered assigns (including permitted transferees, the “Holder”), as registered owner of this warrant (the “Warrant”), is entitled to purchase from the Company up to a total of 187,500 shares (as adjusted from time to time as provided in Section 9) of Common Stock (as defined below), at an exercise price per share equal to the lesser of (i) the closing bid price per share on the Trading Day immediately preceding the date hereof and (ii) the average of the closing bid price per share for the last thirty previous Trading Days preceding the date hereof (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the date that is six (6) months from the date hereof (the “Initial Exercise Date”) to and including the fifth (5th) anniversary of the date hereof (the “Expiration Date”), and subject to the following terms and conditions. This Warrant is being issued pursuant to that certain amended and restated revenue sharing and securities purchase agreement dated the date hereof by and among the Company, Holder and other signatories thereto (the “Purchase Agreement”).

ARTICLE IDefinitions.  The capitalized terms used herein and not otherwise defined shall have the meanings set forth below:

“Affiliate” of any specified Person means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” means the power to direct the management and policies of such Person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value per share.

“Eligible Market” means any of the New York Stock Exchange, the NYSE Amex or Nasdaq (as defined below), and any successor markets thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Market Price” shall mean (i) if the principal trading market for such securities is an exchange, the average of the last reported sale prices per share for the last ten previous Trading Days in which a sale was reported, as officially reported on any consolidated tape, (ii) if clause (i) is not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth by Nasdaq or (iii) if clauses (i) and (ii) are not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth in the National Quotation Bureau sheet listing for such securities.  Notwithstanding the foregoing, if there is no reported sales price or closing bid price, as the case may be, on any of the ten Trading Days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith after reasonable investigation by resolution of the Board of Directors of the Company.

“Nasdaq” means the Nasdaq Global Market or Nasdaq Capital Market, and any successor markets thereto.

“Other Securities” refers to any capital stock (other than Common Stock) and other securities of the Company or any other Person which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, pursuant to the terms hereof upon the exercise of this Warrant, in lieu of or in addition to Common Stock.

“Person” means any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on any Eligible Market or (b) if the Common Stock is not then quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq Capital Market (or any successor thereto).

“Warrant Shares” shall initially mean shares of Common Stock and in addition may include Other Securities and Substituted Property (as defined in Section 9(e)(x)) issued or issuable from time to time upon exercise of this Warrant.

ARTICLE IIRegistration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes.

ARTICLE IIIRegistration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Appendix A duly completed and signed, to the Company at its address specified herein.  Upon any such registration and transfer, a new warrant in substantially the form of a Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

ARTICLE IVExercise and Duration of Warrant.

4.1.                            This Warrant shall be exercisable, either in its entirety or for a portion of the number of Warrant Shares, by the registered Holder at any time and from time to time from and after the Initial Exercise Date to and including the Expiration Date.  At 5:00 P.M. New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void

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and of no value, and the Holder hereof shall have no right to purchase any additional Warrant Shares hereunder.

4.2.                            A Holder may exercise this Warrant by delivering to the Company, in accordance with Section 13, this Warrant, together with (i) an exercise notice, in the form attached hereto as Appendix B (the “Exercise Notice”), appropriately completed and duly signed, and (ii) (A) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised pursuant to a Cash Exercise (as set forth in Section 4(c) below) or (B) if available pursuant to Section 4(d) below, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as set forth in Section 4(d) below), and the date such items are received by the Company is an “Exercise Date.”  Execution and delivery of an Exercise Notice in respect of less than all of the Warrant Shares issuable upon exercise of this Warrant shall result in the cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

4.3.                            Cash Exercise.  In the event the Holder has elected to pay the Exercise Price in cash, it shall pay the Exercise Price by certified bank check payable to the order of the Company or by wire transfer of immediately available funds in accordance with the Company’s instructions (a “Cash Exercise”).

4.4.                            Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if, at any time a registration statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice by the Holder pursuant to the Securities Act (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, and the Company is otherwise obligated to have a resale registration statement available for such resale, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

For purposes of the foregoing formula,

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the weighted average price per share of the Common Stock (as reported by Bloomberg) on the Trading Day immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

4.5.                            Except as otherwise provided for herein, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company by virtue of the ownership hereof.

ARTICLE VDelivery of Warrant Shares.

5.1.                            Upon exercise of this Warrant, the Company shall promptly (but in no event later

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than three Trading Days after the Exercise Date) issue or cause to be issued and deliver or cause to be delivered to the Holder, in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise (the “Certificate”) bearing a legend in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

The Holder, or any Person so designated by the Holder to receive the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

5.2.                            Following the delivery by the Holder to the Company or the Company’s transfer agent of (i) a certificate representing Warrant Shares, (ii) a seller’s representation letter with the representations reasonably necessary for the Company’s legal counsel to issue the legal opinion referenced below and (iii) a broker’s representation letter with the representations reasonably necessary for the Company’s legal counsel to issue the legal opinion referenced below, the Company shall promptly instruct its counsel to issue a legal opinion for the removal of restrictive legend and instruct its transfer agent to deliver to such Holder a certificate representing such Warrant Shares that is free from all restrictive and other legends within three Trading Days of issuance of such legal opinion.

5.3.                            Notwithstanding anything to the contrary in this Warrant, in the event that a registration statement covering the resale of such Warrant Shares is effective under the Securities Act or if the legend set forth I Section 5(a) or any other legends are not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), the Holder will not be required to deliver the items in clauses (ii) and (iii) of Section 5(b) and such Warrant Shares will be issued free of all legends.  The Company agrees that following the time as such legends are no longer required under this Section 5(c), it will, no later than three Trading Days following the delivery by a Holder to the Company or the Company’s transfer agent of a certificate representing Warrant Shares, issued with a restrictive legged (such third Trading Day and the third Trading Day referenced in Section 5(b), the “Legend Removal Day”), deliver or cause to be delivered to such Holder a certificate representing such shares that is free from all restrictive and other legends.

5.4.                            In addition to Holder’s other available remedies, the Company shall pay to a Holder, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares (based on the VWAP of the Common Stock on the date such Warrant Shares are submitted to the transfer agent) delivered for removal of the restrictive legend and subject to Sections 5(b) and 5(c), $5 per Trading Day for each Trading Day following the third Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Warrant Shares as required by this Warrant, and Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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5.5.                            Neither these securities nor the securities for which these securities are exercisable have been registered with the Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.  The Holder acknowledges and agrees that the Warrant may be sold only pursuant to an applicable exemption from the registration requirements of the Securities Act and that the Warrant Shares may only be sold pursuant to an effective registration statement under the Securities Act or in accordance with any applicable exemption from the registration requirements of the Securities Act.

5.6.                            This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.7.                            To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

ARTICLE VICharges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue, delivery or registration of any certificates for Warrant Shares or Warrant in a name other than that of the Holder and that the Holder will be required to pay any tax with respect to cash received in lieu of fractional shares.  The Holder shall be responsible for all other tax liability of the Holder that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

ARTICLE VIIReplacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company, at the sole expense of the Holder (such expenses, if any imposed by the Company to be reasonable), shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested by the Company.

ARTICLE VIIIReservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Warrant Shares and will not be subject to any pre-emptive rights or similar rights

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(taking into account the adjustments and restrictions of Section 9 hereof).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed or quoted, as the case may be.

ARTICLE IXCertain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

9.1.                            Stock Dividends.  If the Company, at any time while this Warrant is outstanding, pays a dividend on its Common Stock payable in additional shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the opening of business on the day after the record date for the determination of stockholders entitled to receive such dividend or distribution and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the distribution date of such dividend or distribution.  Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution; provided, however, that if following such record date the Company rescinds or modifies such dividend or distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such dividend or distribution) to take into account the effect of such rescinded or modified dividend or distribution on the Exercise Price pursuant to this Section 9(a).

9.2.                            Stock Splits.  If the Company, at any time while this Warrant is outstanding, (i) subdivides outstanding shares of Common Stock into a larger number of shares, or (ii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment pursuant to this Section 9(b) shall become effective immediately after the effective date of such subdivision or combination.

9.3.                            Reclassifications.  A reclassification of the Common Stock (other than any such reclassification in connection with a merger or consolidation to which Section 9(e) applies) into shares of any other class of stock shall be deemed:

9.3.1.                       a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock for the purposes and within the meaning of this Section 9; and

9.3.2.                       if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock for the purposes and within the meaning of Section 9(b).

9.4.                            Other Distributions.  If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) shares of any class of capital stock, (iii) rights or warrants to subscribe for or purchase any shares of any class of capital stock or (iv) any other asset, other than a distribution of Common Stock covered by Section 9(a), (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive

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such distribution (and the Exercise Price thereafter applicable) shall be adjusted (effective on and after such record date) to equal the product of such Exercise Price multiplied by a fraction, (A) the numerator of which shall be Market Price on such record date less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, which, if the Distributed Property is other than cash or marketable securities, shall be as reasonably determined in good faith by the Board of Directors of the Company whose determination shall be described in a board resolution, and (B) the denominator of which shall be the Market Price on such record date; provided, however, that if following the record date for such distribution the Company rescinds or modifies such distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such distribution) to take into account the effect of such rescinded or modified distribution on the Exercise Price pursuant to this Section 9(d).

9.5.                            Fundamental Transactions.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its stock acquired by a third party, in each case in one or a series of related transactions, (iii) any tender offer or exchange offer by another Person is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) there shall occur any merger of another Person into the Company whereby the Common Stock is cancelled, converted or reclassified into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, as a condition to the consummation of such Fundamental Transaction, the Company shall (or, in the case of any Fundamental Transaction in which the Company is not the surviving entity, the Company shall take all reasonable steps to cause such other Person to execute and deliver to the Holder of this Warrant a written instrument providing that:

(x)                                 so long as this Warrant remains outstanding, upon the exercise hereof at any time on or after the consummation of such Fundamental Transaction and on such terms and subject to such conditions as shall be nearly equivalent as may be practicable to the provisions set forth in this Warrant, this Warrant shall be exercisable into, in lieu of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (the “Substituted Property”) that would have been received in connection with such Fundamental Transaction by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such Fundamental Transaction, assuming such holder of Common Stock:

(A)                                 is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person; and

(B)                                 failed to exercise such Holder’s rights of election, if any, as to the kind or amount of securities, cash and other property receivable in connection with such Fundamental Transaction (provided, however, that if the kind or amount of securities, cash or other property receivable in connection with such Fundamental Transaction is not the same for each share of Common Stock held immediately prior to such Fundamental Transaction by a Person other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (a “Non-Electing Share”), then, for the purposes of this Section 9(e), the kind and amount of securities, cash and other property receivable in connection with such Fundamental Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

(y)                                 the rights and obligations of the Company (or, in the event of a transaction in which the Company is not the surviving Person, such other Person) and the Holder in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and

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obligations of the Company and Holder in respect of Common Stock hereunder.

Such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9.  The above provisions of this Section 9(e) shall similarly apply to successive Fundamental Transactions.

9.6.                            Adjustment of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) through (d) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price payable for the Warrant Shares immediately prior to such adjustment.

9.7.                            Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

9.8.                            Adjustments.  Notwithstanding any provision of this Section 9, no adjustment of the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Section 9(h) are not required to be made shall be carried forward and taken into account for purposes of any subsequent adjustment required to be made hereunder.

9.9.                            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company will promptly deliver to the Holder a certificate executed by the Company’s Chief Financial Officer setting forth, in reasonable detail, the event requiring such adjustment and the method by which such adjustment was calculated, the adjusted Exercise Price and the adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable).  The Company will retain at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant designated by the Holder.

9.10.                     Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary of the Company, (ii) authorizes, approves, enters into any agreement contemplating, or solicits stockholder approval for, any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall give the Holder notice thereof at the same time and in the same manner as it gives notice thereof to the holders of outstanding Common Stock; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

ARTICLE XFractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable upon exercise of this Warrant, the Company shall make a cash payment to the Holder equal to (a) such fraction multiplied by (b) the Market Price on the Exercise Date of one full Warrant Share.

ARTICLE XIListing on Securities Exchanges.  The Company has agreed to list, and will use its commercially reasonable efforts to maintain the listing of, the Warrant Shares on Nasdaq.  In

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furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Common Stock on any Eligible Market other than Nasdaq, the Company will use its commercially reasonable efforts, at its expense, to simultaneously list the Warrant Shares (and use its commercially reasonable best efforts to maintain such listing) on such Eligible Market, upon official notice of issuance following the exercise of this Warrant; and the Company will so list, register and use its commercially reasonable best efforts to maintain such listing on any Eligible Market any Other Securities, if and at the time that any securities of like class or similar type shall be listed on such Eligible Market by the Company.

ARTICLE XIIRemedies.  The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

ARTICLE XIIINotices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be mailed by certified mail, return receipt requested, or by a nationally recognized courier service or delivered (in person, by facsimile or by email), against receipt to the party to whom such notice or other communication is to be given.  Any notice or other communication given by means permitted by this Section 13 shall be deemed given at the time of receipt thereof. The address for such notices or communications shall be as set forth below:

If to the Company:	Marathon Patent Group, Inc.
11100 Santa Monica Blvd., Ste. 380
Los Angeles, CA 90025

If to the Holder:	As set forth on Schedule 9.3 to the Purchase Agreement.

Or such other address as is provided to such other party in accordance with this Section 13.

ARTICLE XIVWarrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon a prompt written notice to the Holder, the Company may appoint a new warrant agent.  Any Person into which any new warrant agent may be merged, any Person resulting from any consolidation to which any new warrant agent shall be a party or any Person to which any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

ARTICLE XVExercise Limitations; Holder’s Restrictions.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 15 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or

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any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 15, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 15 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of an Exercise Notice shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 15, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report, as the case may be, (B) a more recent public announcement by the Company or (C) any other notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 15, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 15 shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 15 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

ARTICLE XVIMiscellaneous.

16.1.                     This Warrant may be assigned by the Holder without prior written consent of the Company.  This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

16.2.                     The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the

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Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor upon exercise thereof, and (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, free from all taxes, liens, claims and encumbrances and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

16.3.       This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

16.4.       Neither party shall be deemed in default of any provision of this Warrant, to the extent that performance of its obligations or attempts to cure a breach hereof are delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses commercially reasonable best efforts to cure or mitigate the delay or failure to perform.

16.5.       The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

16.6.       In case any one or more of the provisions of this Warrant shall be deemed invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MARATHON PATENT GROUP, INC.

By:
Name:
Title:

[Signature Page To Warrant]

APPENDIX A

FORM OF ASSIGNMENT

(to be completed and signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          the right represented by the within Warrant to purchase               shares of Common Stock of Marathon Patent Group, Inc. to which the within warrant relates and appoints                            attorney to transfer said right on the books of Marathon Patent Group, Inc. with full power of substitution in the premises.

Dated:
(Signature must conform in all respects to name of Holder as specified on face of the Warrant)

Address of Transferee:

In the presence of:

APPENDIX B

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:          Marathon Patent Group, Inc.

The undersigned is the Holder of Warrant No. [               ] (the “Warrant”) issued by Marathon Patent Group, Inc., a Nevada corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The Warrant is currently exercisable to purchase a total of           Warrant Shares.

The undersigned Holder hereby exercises its right to purchase           Warrant Shares pursuant to the Warrant.

The Holder intends that payment of the Exercise Price shall be made as:

A “Cash Exercise” with respect to           Warrant Shares; and/or

A “Cashless Exercise” with respect to            Warrant Shares.

In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $         to the Company in accordance with the terms of the Warrant.

Pursuant to this exercise, the Company shall deliver to the Holder           Warrant Shares in accordance with the terms of the Warrant

Following this exercise, the Warrant shall be exercisable to purchase a total of            Warrant Shares.

Dated:	Name of Holder:

(Print)

By:

Title:
(Signature must conform in all respects to name of Holder as specified on face of the Warrant)